Exhibit 10.64

Confidential

AGREEMENT NO. 1291-D93

08/15/91

INTELLIFONT SOFTWARE AND TYPE SOFTWARE AGREEMENT

This INTELLIFONT Software and Type Software Agreement (“Agreement”) is between Agfa Corporation, acting through its Typographic Systems Business Unit, 90 Industrial Way, Wilmington, Massachusetts 01887 (“Agfa”) and Lexmark International, Inc., 740 New Circle Road, Lexington, Kentucky, 40511 (“Customer”)

WHEREAS Agfa has developed certain know-how and technology as defined in paragraph 1(q) which shall be referred to hereinafter as Intellifont; and

Agfa has developed certain type software as defined in paragraph 1(ah) (“Type Software”) which operates on devices supported by Customer, and

Agfa intends to license Intellifont and Type Software in a manner which will protect proprietary rights and title of Agfa in Intellifont, Type Software, and all related documentation, and protect all Agfa patents, trademarks and copyrights in Intellifont and Type Software; and

Customer desires to obtain a license to use and have used, reproduce and have reproduced, make and have made Derivative Works, distribute and have distributed, and sublicense Intellifont, Type Software and their screen font solutions to its customers worldwide. subject to the proprietary and ownership rights of Agfa;

Now, therefore, the parties hereby agree as follows:

1. Definitions - The following terms shall have the meaning ascribed to them below in this Agreement:

(a) Aftermarket Typeface - shall mean Typefaces which are not be shipped with the PDL.

(b) Bit-Map - shall mean a digital representation of a single typeface at a fixed resolution, and in one weight, width, format, point size and orientation.

(c) Code - shall mean computer programming code. If not otherwise specified, Code shall include both Object Code and Source Code. Code shall include any Modifications or Enhancements in existence from time to time.

(d) Code Error -

(i) a function described in the documentation which is omitted from the code; or

(ii) a function which does not operate or gives incorrect results; or

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***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as /*Confidential Treatment Requested*/. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Confidential

(e) Customer Distributor - a distributor of Customer Products, contractually authorized by Customer to so distribute and sublicense.

(f) Customer OEM - an original equipment manufacturer, contractually authorized by Customer to distribute and sublicense products.

(g) Customer Product - the Customer products listed on Schedule 1 on which the Data Software is resident. The Customer may at its sole discretion and, upon informing Agfa, add to Schedule 1 from time-to-time.

(h) CRU - Customer Replaceable Unit - any Customer Product, or component thereof, which is replaced by Customer, Customer Distributor or Customer OEM of a Customer Product as an upgrade to the Data Software.

(i) Data Software - all Agfa software identified and set forth in Schedule 3 on this Agreement, all related documentation and other software as may be added to Schedule 3 from time-to-time by written agreement of the parties and all Derivative Works thereof. This includes Intellifont, Type Software, Type Director, Intellifont for Windows 3.0 and Future Screen Font Solutions.

(j) Derivative Work - a work which is based upon one or more pre-existing work(s), such as a revision, modification, translation, abridgement, condensation, expansion, collection, compilation, or any other form in which such pre-existing works may be recast, transformed or adapted, and which, if prepared without authorization by the owner of the pre-existing work, would constitute a copyright infringement.

(k) Development Fee(s) - the amount stated in Schedule 2 which Customer pays Agfa for each typeface licensed by Agfa to Customer.

(l) End-User - the ultimate user of any Customer Product.

(m) Enhancements - changes, revisions or additions to Data Software, and related documentation that (1) provide substantial additional value and utility, (2) as a practical matter, may be priced and offered separately as optional additions to the Code and documentation, and (3) are not made available to any of Agfa’s customers without separate charge, except for those customers who have participated jointly with Agfa in developing the changes, revisions or additions. All Enhancements of Data Software shall be made available to Customer for a negotiated Fee or Royalty. Notwithstanding any provision in this Agreement to the contrary, Type Director 2.5 and the Future Screen Font Solution for Microsoft Windows Version 3.1 are deemed to be Enhancements.

(n) Extended Resident Typefaces - shall mean the thirteen (13) original Typefaces listed in Schedule 2, paragraph 1 (b) which will be shipped with a PDL.

(o) FRU - Field Replaceable Unit - any Customer Product, or component thereof, which because of failure, is being replaced by Customer, Customer Distributor or Customer OEM of Customer Product.

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(p) Future Screen Font Solutions - font management program utilities, including Modifications, Enhancements and Code, that provide PC users access to the Agfa Intellifont outline type library for on-line generation of bitmap type at desired resolution/point size combinations, generation of metric information for use with screens and application compatible printers.

(q) Intellifont - the proprietary Agfa software as described in the document “Intellifont Subsystem Version 2.3”, all Modifications and Enhancements thereto, all related Code and documentation and any other supporting software or materials furnished by Agfa as may be added to Schedule 3 from time-to-time.

(r) Intellifont-for-Windows 3.0 - a font management program utility, including Modifications, Enhancements and Object Code, that provides PC users running Microsoft Windows Version 3.0 access to the Agfa Intellifont outline type library for on-line generation of bitmap type at desired resolution/point size combinations, generation of metric information for use with screens and application compatible printers.

(s) License - the /*Confidential Treatment Requested*/ license to use and have used, reproduce and have reproduced, make and have made Derivative Works, distribute and have distributed, and sublicense Data Software granted to Customer under the terms and conditions of the Agreement.

(t) License Fee(s) - the total dollar amount to be paid by Customer as a license fee for Agfa Code and materials listed on Schedule 2.

(u) Modifications - changes, revisions, or additions to Data Software which Agfa owns or has the right to license which:

(i) provide Code Error correction for Data Software, or

(ii) are not Enhancements. All Modifications released during this Agreement shall, at Customer’s election, be furnished and licensed to Customer free of charge and without additional fees or Royalties, except to the extent that Agfa is obligated to pay a fee or Royalty to a third party for such Modifications licensed to Customer, in which case Customer shall pay pass through Royalties, or

(iii) which are generally desirable by End-Users of Customer Products incorporating Data Software.

(v) Non-Resident Typefaces - shall mean all additional Typefaces licensed under this Agreement.

(w) Object Code - shall mean the machine-readable form of the Code.

(x) PDL - shall mean a page description language interpreter.

(y) Resident Typeface - shall mean the eight (8) original Typefaces listed in Schedule 2, paragraph 1(a) which will be shipped with a PDL.

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(z) Royalty(ies) - the total dollar amount due quarterly and in accordance with Schedule 2 to Agfa on account of Sublicenses of Royalty Units.

(aa) Royalty Unit(s) - a specific unit of Intellifont and Type Software listed in Schedule 2 upon whose Sublicense by Customer a Royalty is payable to Agfa pursuant to paragraph 6.

(ab) Software Program - a program, which contains Data Software and is sublicensed or sold separately from Customer hardware.

(ac) Source Code - shall mean the human-readable form of computer programming code and related system documentation, including all comments and any procedural code such as job control language.

(ad) Stick Font - shall mean a graphical representation of letter forms specifically designed to be manipulated by graphical software applications.

(ae) Subsidiary(ies) - a corporation, company or other entity:

(1) more than fifty percent (50%) of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority arc; or

(2) which does not have outstanding shares or securities as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of the ownership interest representing the right to make the decisions for such corporation, company or other entity is:

now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as ownership or control exists.

(af) Type Director - a font management program utility, including Modifications, Enhancements and Code, that provides PC users and software developers access to the Agfa Intellifont outline type library for the off-line generation of bitmap type at desired resolution/point size combinations, metric information, and downloadable PCLEO outlines for use with printers, screens, and application software.

(ag) Typeface - a set of pre-determined characters (alphanumerics, design-related characters and universal symbols) in one single weight and version, contained within Type Software.

(ah) Type Software - the proprietary Agfa typeface software identified by typeface number in Schedule 2 and described in the document “Intellifont Scalable Typeface Description”, all Modifications and Enhancements thereto, all related Code and documentation and other such Typeface software as may be added to Schedule 2 from time-to-time by written agreement of the parties.

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(ai) Validation Testing - the testing by Agfa of Customer Product, to the specification set forth in Schedule 9.

2. License - Agfa hereby grants to Customer the following Licenses:

(a) Intellifont - Agfa hereby grants to Customer the License to use and have used, reproduce and have reproduced, make and have made Derivative Works, and as more fully described in Section 3 below, distribute Intellifont and Derivative Works of Intellifont by and under the terms and conditions of this Agreement. The use and distribution of Intellifont under the License shall be limited to the Customer Products. Agfa agrees to deliver to Customer information and assistance as shall be necessary to enable Customer to utilize Intellifont. The foregoing grants Customer a license to distribute to third parties Intellifont for the purposes of developing and preparing Customer Products. Such third parties shall have no License or Distribution rights in Intellifont. All licenses granted to Customer by this Agreement shall extend to Customer and its Subsidiaries.

(b) Type Software - Agfa hereby grants Customer the License to use and have used, reproduce and have reproduced and as more fully described in Section 3 below, distribute the Type Software by and under the terms and conditions of this Agreement. The use and distribution of the Type Software under the License shall be limited to the Customer Products. Agfa agrees to deliver to Customer information and assistance as shall be necessary to enable Customer to utilize the Type Software. The foregoing grants Customer a license to distribute to third parties the Type Software for the purposes of developing and preparing Customer Products. Such third parties shall have no License or Distribution rights in the Type Software. All licenses granted to Customer by this Agreement shall extend to Customer and its Subsidiaries.

(c) Type Director - Agfa hereby grants Customer the License to use and have used, reproduce and have reproduced, make and have made Derivative Works and as more fully described in Section 3 below, distribute Type Director and Derivative Works of Type Director by and under the terms and conditions of this Agreement. However, Customer shall have a right to make or have made Derivative Works to Enhancements to Type Director only to the extent Agfa has a right to furnish to Customer Source Code for such Enhancements. Agfa agrees to deliver to Customer information and assistance as shall be necessary to enable Customer to utilize Type Director. The foregoing grants Customer a license to distribute to third parties Type Director for the purposes of developing and preparing Customer Products. Such third parties shall have no License or Distribution rights in Type Director. All licenses granted to Customer by this Agreement shall extend to Customer and its Subsidiaries.

(d) Intellifont-for-Windows 3.0 - Agfa hereby grants Customer the License to use and have used, reproduce and have reproduced and as more fully described in Section 3 below, distribute Intellifont-for-Windows 3.0 by and under the terms and conditions of this Agreement. Agfa agrees to deliver to Customer information and assistance as shall be necessary to enable Customer to utilize Intellifont-for Windows 3.0. All licenses granted to Customer by this Agreement shall extend to Customer and its Subsidiaries.

(e) Future Screen Font Solutions - Agfa hereby grants Customer the License to use and have used, reproduce and have reproduced, make and have made Derivative Works

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and as more fully described in Section 3 below, distribute Agfa’s Future Screen Font Solutions and Derivative Works of Agfa’s Future Screen Font Solutions by and under the terms and conditions of this Agreement. However, Customer shall have a right to make or have made Derivative Works to Enhancements to Future Screen Font Solutions only to the extent Agfa has a right to furnish to Customer Source Code for such Enhancements. Agfa agrees to deliver to Customer information and assistance as shall be necessary to enable Customer to utilize Agfa’s Future Screen Font Solutions. The foregoing grants Customer a license to distribute to third parties Agfa’s Future Screen Font Solutions for the purposes of developing and preparing Customer Products. Such third parties shall have no License or Distribution rights in Agfa’s Future Screen Font Solutions. All licenses granted to Customer by this Agreement shall extend to Customer and its Subsidiaries.

(f) Bitmap and Stick Fonts - If Customer pays the respective License Fees, Agfa hereby grants Customer the License to use and have used, reproduce and have reproduced, make and have made Derivative Works and as more fully described in Section 3 below, distribute the Bit-Map and Stick Fonts and Derivative Works of the Bit-Map and Stick Fonts by and under the terms and conditions of this Agreement. The use and distribution of the Bit-Map and Stick Fonts under the License shall be limited to the Customer Products. Agfa agrees to deliver to Customer information and assistance as shall be necessary to enable Customer to utilize the Bit-Map and Stick Fonts. The foregoing grants Customer a license to distribute to third parties the Bit-Map and Stick Fonts for the purposes of developing and preparing Customer Products. Such third parties shall have no License or Distribution rights in the Bit-Map and Stick Fonts. All licenses granted to Customer by this Agreement shall extend to Customer and its Subsidiaries.

3. Sublicense - So long as Customer complies with the terms and conditions of this Agreement, Customer shall have the right, subject to this Agreement, to Sublicense in Object Code form only the use of Data Software to End-Users, directly and through Customer Distributors and/or Customer OEMs, for use only on Customer Product pursuant to Sublicense agreements.

Except as expressly provided in the immediately following sentence, nothing contained in this Agreement shall require a written agreement between Customer and any Customer Distributors, Customer OEMs or End-Users, or between the latter three. When the Customer Product is a Software Program, Customer will include the current Customer program license agreement or corresponding statement, if any, then currently used by Customer in the country of distribution and will follow the then-current Customer procedures with respect to such agreement or statement. The current U.S. version of this program license agreement is attached as Schedule 7, which may be changed from time to time, subject to Agfa’s approval, which shall not be unreasonably withheld. With respect to hardware implementations of Data Software, no written agreement between Customer and Customer Distributors, Customer OEMs or End-Users will be required.

Customer shall maintain records capable of identifying all Customer Distributor(s) and Customer OEM(s) who have received Customer Products that contain Intellifont and Type Software. Customer shall, upon written request, during normal business hours, but not more frequently than once each calendar year, provide access to such records to an independent accounting firm chosen and compensated by Agfa, for purposes of audit. Such accounting firm

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shall be required to sign an agreement with Customer protecting Customer’s confidential information and shall be authorized by Customer to report to Agfa only the amount of royalties due and payable for the period examined and the existence and nature of any relevant sublicenses apparently unauthorized under this agreement.

4. Obligations of Customer - In consideration of this Agreement and the License, Customer agrees:

(a) Validation Testing - to submit Customer Products incorporating Intellifont and Type software for Validation Testing prior to any reproduction, distribution or sublicensing of Intellifont and Type Software. Agfa will be the judge of whether Customer Product meets Validation Testing specifications, which shall be no more stringent than similar Agfa specifications for its own products, approval of which will not be unreasonably withheld.

(b) Best Efforts - will make best efforts to ensure that advertising and marketing material which use any trademarks licensed under this Agreement, comply with Schedule 10. Nothing in this Agreement shall require Customer to use any Agfa trademarks.

(c) Payment - to pay the Fees pursuant to paragraph 6, and otherwise comply with this Agreement.

(d) Typeface Reproduction - to faithfully reproduce the Type Software and not alter or change the typeface names set forth in Schedule 2.

5. Obligations of Agfa - In consideration of this Agreement and the License, Agfa agrees:

(a) Intellifont - to provide Customer with Intellifont software and documentation as described in Schedule 3.

(b) Type Software - to provide Customer with a master copy, as specified in Schedule 3, of each typeface of Type Software set forth in Schedule 2 and a Master Copy of Type Software subsequently added to Schedule 2.

(c) Screen Font Solutions - to provide Customer with software and documentation as described in Schedule 3, immediately for screen font solutions currently available, and Future Screen Font Solutions when available, per the conditions set forth in Section 2(e).

(d) Technical Assistance - to provide Customer with reasonable technical assistance per Schedule 5.

(e) Validation Testing - to conduct Validation Tests, and report the results thereof, in a timely manner.

(f) Code Errors - to provide Customer, notice of and a description of any Code Error reported by parties other than Customer or Customer Subsidiaries or discovered by Agfa. Customer, at its option, may require Agfa to correct such Code Errors within a reasonable period of time.

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(g) Modifications - to use its reasonably commercial efforts to provide Customer with information regarding the availability of Modifications to Data Software, and/or Derivative Works thereof.

(h) Enhancements - to use its reasonably commercial efforts to provide Customer with information regarding the availability of Enhancements to Data Software, and/or Derivative Works thereof.

(i) Maintenance - shall correct all Code Errors for a period of 1 year after the delivery of each Enhancement at no additional charge to Customer.

(j) Programs/Documentation Update - to use its reasonably commercial efforts to update Type Director, Intellifont-for-Windows 3.0 and Future Screen Font Solutions programs and documentation, that are within Agfa’s control, to include the Customer Product names within a reasonable period of time.

6. Fee(s) and Royalties - Customer agrees to pay Agfa the Development Fee(s), the Intellifont License Fee(s) and the Royalties set forth in Schedule 2 for each Royalty Unit sublicensed to an End-User, Customer Distributor, or Customer OEM for use on a Customer Product. Customer agrees to pay Agfa the Bit-Map /*Confidential Treatment Requested*/ License Fee(s) and the Stick Font Software /*Confidential Treatment Requested*/ License Fee if used in a Customer Product. There are no other Fees, Royalties or payments required under this Agreement. Customer shall provide Agfa with a report, pursuant to Section 8, of all Royalty Unit shipments accompanied by a check for Royalties due on a quarterly basis. Royalties due will be tendered in the time, and to the place specified, in Section 23.

No royalty or other charge shall be payable by Customer for any copies of the Data Software used, executed, reproduced, displayed, performed and/or distributed only (1) for development, maintenance or support activities, (2) for marketing, sales, demonstrations, customer test periods, training or educational purposes, or (3) as backup copies. No additional royalty or other charge shall be payable by Customer for pictorial, graphic or audio/visual works, including but not limited to, icons, screens, music and characters, created as a result of execution of the Data Software or Derivative Works thereof whether such works are created by the Data Software or with other programming or through other means. No additional royalty or other charge shall be payable by Customer for use, execution, reproduction, display, performance or distribution of Modifications prepared by either Customer or Agfa. No royalty or other charge shall be payable by Customer for the distribution of FRUs and CRUs.

7. /*Confidential Treatment Requested*/

8. Reports and Records - Customer shall maintain, for a period of three (3) years after the royalties to which such records relate have accrued and been paid, a complete record of Royalty Unit sublicense transactions. Beginning with the date of this Agreement, Customer shall forward to Agfa within forty-five (45) days after the end of each Customer fiscal quarter, a report in the form of Schedule 8 whose accuracy shall be certified by an authorized officer of Customer.

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The foregoing reports and records and the information contained therein shall be the confidential property of the Customer and will not be disclosed to third parties or used by Agfa other than for the purposes of assuring compliance with this Agreement.

9. Limited Warranty

(a) Right to License - Agfa represents and warrants to Customer that Agfa has full and exclusive rights to grant the license and rights granted herein, that the works licensed hereunder have not been published under circumstances which have caused a loss of copyright therein, and that the works delivered to Customer by Agfa hereunder do not infringe any copyright or other intellectual property rights (including trade secrets or privacy or similar rights) of any third party.

(b) Intellectual Property Claims - Agfa further represents and warrants that no claim, whether or not embodied in an action past or present, of infringement of any patent, copyright, trademark or other intellectual property right, privacy or similar right, has been made or is pending against Agfa or any entity from which Agfa has obtained such rights relative to the works licensed hereunder.

(c) Applicable Laws - Agfa warrants that it will comply with all applicable laws, regulations, and ordinances pertaining to its performance hereunder.

(d) Limited Warranty - AGFA WARRANTS FOR ONE (1) YEAR AFTER DELIVERY TO CUSTOMER THAT THE MASTER COPIES OF THE TYPE SOFTWARE AND INTELLIFONT SUPPLIED TO CUSTOMER UNDER THIS AGREEMENT WILL MEET THE AGFA SPECIFICATIONS ATTACHED AS SCHEDULE 3, AND IN SUPPLIED OEM DOCUMENTATION. CUSTOMER AGREES AND UNDERSTANDS THAT THE MASTER COPIES WILL BE DEEMED TO BE WITHIN APPLICABLE WARRANTY SPECIFICATIONS UNLESS CUSTOMER PRESENTS TO AGFA A TIMELY WARRANTY CLAIM. AGFA MAKES NO WARRANTIES CONCERNING THE TYPE SOFTWARE AND INTELLIFONT OTHER THAN THOSE SET FORTH IN THIS PARAGRAPH 9(d) AND IN PARAGRAPHS 9(a), 9(b), 9(c) and 9(e). ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY ARE EXCLUDED.

(e) Warranty Applicability - THE WARRANTIES SET FORTH HEREIN ARE PROVIDED ONLY TO CUSTOMER AND MAY NOT BE PASSED THROUGH TO CUSTOMERS DISTRIBUTORS OR END-USERS. CUSTOMER SHALL PROVIDE ITS OWN WARRANTY TO END-USERS, CUSTOMER DISTRIBUTORS AND CUSTOMER OEMs.

10. Limitation of Remedies - IN NO EVENT WILL AGFA BE LIABLE FOR: (1) LOST PROFITS OR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES, REGARDLESS OF THE FORM OF THE ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF AGFA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; OR (2) DAMAGES CAUSED BY CUSTOMER’S FAILURE TO PERFORM ITS

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RESPONSIBILITIES. THESE LIMITATIONS DO NOT APPLY TO AGFA’S OBLIGATION TO INDEMNIFY, DEFEND OR HOLD CUSTOMER HARMLESS AGAINST CLAIMS BY THIRD PARTIES.

11. Audit - Customer shall maintain complete and accurate accounting records in accordance with sound accounting practices, to support and document revenue received and royalties payable in connection with Intellifont and Type Software. Such records shall be retained for a period of three (3) years after the royalties to which such records relate have accrued and been paid. Customer shall, upon written request, during normal business hours, but not more frequently than once each calendar year, provide access to such records to an independent accounting firm chosen and compensated by Agfa, for purposes of audit. Such accounting firm shall be required to sign an agreement with Customer protecting Customer’s confidential information and shall be authorized by Customer to report to Agfa only the amount of royalties due and payable for the period examined.

12. Indemnification

12.1 Indemnification by Agfa

Agfa shall, at its own expense and in a timely fashion, defend, protect, and indemnify Customer and its Subsidiaries, Customer Distributors and Customer OEM’s against any and all liabilities, damages, costs and expenses, including reasonable attorneys’ fees, which are awarded by a court against Customer by reason of any action, suit, proceeding or claim instituted against Customer by any third party for infringement of any patent, copyright or trademark or for the misappropriation of trade secrets relating to the Data Software or trade names or trademarks licensed hereunder, provided that (1) Customer promptly notifies Agfa of any such action, suit, proceeding or claim and cooperates fully with Agfa in the defense thereof, (2) Agfa has control of the defense and any settlement negotiations, and (3) Customer has the right to participate actively in any such defense and settlement negotiations at its cost.

If Agfa receives notice of an alleged infringement or if Customer’s use of the Data Software shall be prevented by permanent injunction, Agfa may at its sole option and expense, (a) procure for Customer the right to continue use of the infringing item as provided hereunder, (b) modify the infringing item so that it is no longer infringing, or (c) replace the infringing item with computer software or hardware of equal or superior functioning capability; provided, however, that if Agfa is unable to accomplish one of (a), (b), or (c) after using its best efforts, all of Agfa’s obligations, representations and warranties under this Agreement shall remain in full effect and Customer shall have all remedies available at law or equity for breach thereof.

Agfa shall have no liability to Customer, its Subsidiaries, Customer Distributors, or Customer OEM’s under this Section to the extent any infringement or claim based upon (a) any programs not (i) supplied by Agfa or (ii) Derivative Works of Data Software supplied by Agfa, (b) the use of the Data Software in a manner not specified in this Agreement if such claim or infringement would have been avoided except for such use, (c) the combination of the Data Software with any program, data, device, or component not supplied by Agfa unless Agfa’s delivery to Customer of such Data Software amounts to contributory infringement or if such infringement would have been avoided except for the use of some other program, data, device or component.

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12.2 Indemnification by Customer

Customer shall, at its own expense and in a timely fashion, defend, protect, and indemnify Agfa against any and all liabilities, damages, costs and expenses, including reasonable attorneys’ fees, which Agfa may incur or be held liable for by reason of any action, suit, proceeding or claim instituted against Agfa by any third party for infringement of any patent, copyright or trademark or for the misappropriation of trade secrets relating to materials used in or with the Customer Products which have not been provided by Agfa, unless such infringement would have been avoided but for materials or Code supplied by Agfa, provided that (1) Agfa promptly notifies Customer of any such action, suit, proceeding or claim and cooperates fully with Customer in the defense thereof, (2) Customer has control of the defense and any related settlement negotiations, and (3) Agfa has the right to participate actively in any such defense and settlement negotiations at its cost.

13. Trademarks and Copyrights - Agfa hereby grants Customer a worldwide right, without obligation, to use the registered trademarks “Agfa”, “Agfa Compugraphic”, “Type Director” as well as “Intellifont” in conjunction with the product name, advertising, promotion and sublicensing of any Customer Product incorporating any or all of the Data Software, including the right to identify such items as having been developed by Agfa; provided, however, that Customer shall take reasonable steps to modify such advertising and marketing materials if Agfa reasonably objects in writing to the usage of its trademark(s), trade name(s), and product name(s) in a manner inconsistent with Section 4(b) of this Agreement. Customer agrees that it shall distribute the Data Software only pursuant to the product names designated by Agfa when such names are provided by Agfa. By way of example only, Customer shall not distribute the typeface CG Times under any name but CG Times.

Agfa shall have no right to use Customer’s trademark(s), trade name(s), or product name(s) or to refer to Customer or any of its Subsidiaries in connection with any Agfa product, promotion, or publication without the prior written approval of Customer, provided, however that this Agreement does not prohibit Agfa from using Customer trademark(s), trade name(s), or product name(s) in any way in which they can be used by persons in the general public in compliance with local laws and customs covering the protection of trademarks, trade names and product names.

Except for product name, advertising, promotion and sublicensing of a Customer Product, the parties agree not to use or refer to this Agreement or any provision thereof in any advertising or publicity without the express written approval of the other party.

14. Title to Intellifont and Type Software - Agfa owns Intellifont and Type Software furnished to Customer. Customer acknowledges that the Licenses granted herein transfer no title to, or ownership in, the Intellifont and Type Software, but only the rights granted in this Agreement. Customer shall own the new portions of any Derivative Work(s) that Customer develops or pays to have developed.

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15. Taxes - All taxes on the use, license, sublicense or possession of Intellifont and Type Software by Customer shall be borne and paid by Customer, except taxes based upon the income or assets of Agfa. All taxes on the use, license, or possession of Intellifont and Type Software by Agfa shall be borne and paid by Agfa, except taxes based upon the income or assets of Customer.

16. Injunctive Relief - The parties acknowledge that, due to the nature of Intellifont and Type Software and the inherent difficulty of adequately protecting the proprietary rights of Agfa in Intellifont and Type Software and the criticality of the Data Software to Customer’s product plans and strategies, money damages for the breach of this Agreement would likely be inadequate. Customer agrees to cooperate reasonably with Agfa regarding any party in possession of Intellifont or Type Software by or through Customer on the grounds of violation of proprietary rights in connection with Intellifont or Type Software.

17. Term and Termination - This Agreement shall become effective on the first day that (1) it has been executed by Customer, and (2) Agfa has executed it or delivered the Data Software to Customer. Unless sooner terminated hereunder, this Agreement shall remain in force through the final expiration of all of Agfa’s proprietary rights in the Data Software, including, but not limited to, its copyrights, patents, trademarks and/or other intellectual property rights in the Data Software, but in no event fewer than 10 years. Either party may terminate this Agreement upon ninety (90) days prior written notice to the other party if the other party fails to comply with any of the terms and conditions of this Agreement, and such default has not been cured within such ninety (90) day period or within such longer period as is reasonable in view of the significance of the item or condition not complied with and the circumstances to remedy such non-compliance.

The termination of this Agreement shall not affect any /*Confidential Treatment Requested*/ right or license granted Customer hereunder. In the event of termination of this Agreement for any reason, in whole or in part, any right, license or sublicense exercised or granted prior to such termination (including those for internal use by Customer, Customer’s Subsidiaries, Customer Distributors, Customer OEMs and End-Users and for distribution by Customer Distributors and Customer OEMs), and any corresponding royalty obligations of Customer hereunder, shall survive and continue. Without limiting the generality of the foregoing, (1) Customer may sublicense, sell, lease and distribute any inventory or products based on the Data Software including work in progress on hand at the time of such termination, (2) Customer may continue to exercise the rights and licenses granted hereunder for a period of up to six (6) months to fill any orders received by Customer, its Subsidiaries, Customer Distributors and Customer OEMs and accepted from End-Users prior to the effective date of termination, and (3) Customer may continue to exercise the rights and licenses granted hereunder as necessary to provide maintenance and support for End-Users.

Neither Customer, its Subsidiaries, Customer Distributors, Customer OEMs and End-Users shall have any obligation to return to Agfa any copies of the Data Software or Derivative Works thereof made or obtained prior to such termination.

Existing valid sublicenses, both internal to the parties and to their customers, End-Users or Distributors shall survive such termination. The confidentiality obligations of the parties to this Agreement shall survive any termination.

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In addition, the provisions of Sections 9, 12 and 13 shall survive and continue with respect to the Data Software that was the subject of this Agreement at the time of termination.

18. Reservation of Rights - Subject only to the foregoing surviving obligations, in the event of termination or expiration, Customer, its Subsidiaries, Customer Distributors, Customer OEMs and End-Users shall have all rights which it or they would have had if Customer had never entered into this Agreement and which the public has at the time of termination.

19. No Undertaking to Market - Customer shall have full freedom and flexibility in its decisions concerning marketing of products that incorporate or are based on the Data Software, including the decision of whether to market or discontinue marketing any particular Customer Product, whether to offer Customer Products separately or in combination with other Code or documentation and in its decisions regarding terms, conditions and pricing. Nothing in this Agreement shall be construed as an obligation, guarantee or commitment by Customer that any Customer Product that incorporates or is based on the Data Software shall be announced and marketed by Customer, or that any marketing effort will be productive of any level of sales or royalty payments.

It is understood that Customer may offer Customer Products that incorporate or are based on the Data Software at volume discounts, promotional or special charges, dealer discounts, special bids or other pricing arrangements and may increase or decrease any prices, charges or fees relating to any Customer Product, without notice to or approval of Agfa.

20. Confidentiality - In connection with this Agreement, Customer does not wish to receive any information which may be considered confidential by Agfa or any third party. Accordingly, except with respect to the rights of Agfa or any third party under valid patents and copyrights, no obligation of any kind is assumed by or to be implied against Customer by virtue of Customer’s discussions with Agfa or with respect to any information received (in whatever form) from Agfa. However, Customer will implement or have implemented internal procedures regulating the management, control, access to, and use of Source Code, which the parties acknowledge is confidential information to Agfa, of the Data Software, including related development level documentation, in accordance with Schedule 6 attached hereto. Except as set forth in this paragraph, the Confidential Disclosure Agreement No. 4504, dated April 12. 1991, shall remain in full force and effect.

All data processing ideas, concepts, know-how and techniques related to, disclosed by, or contained in information disclosed to Customer under this Agreement may be freely disclosed by Customer except to such extent that any use thereof is protected by valid Agfa patents and copyrights not licensed to Customer.

21. Development Restrictions - There shall be no restrictions on Customer’s freedom to independently develop, specify and market products, software and documentation which may be competitive with Agfa products, Data Software and their documentation regardless of their similarity to such Agfa products, Data Software and their documentation.

22. Notices - All notices and consents under this Agreement shall be deemed given when in writing and mailed, certified mail addressed as follows:

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TO AGFA:

Agfa Compugraphic Division

Agfa Corporation

90 Industrial Way

Wilmington, MA 01887

Attn: Vice President, Typographic Systems

With a copy to:

General Counsel

200 Ballardvale Street

Wilmington, MA 01887

TO CUSTOMER:

Lexmark International, Inc

740 New Circle Rd.

Lexington, KY 40511

Attn: Purchasing

With a copy to:

Lexmark International, Inc.

Site General Counsel

740 New Circle Rd.

Lexington, KY 40511

23. Payments - Customer shall pay the Development Fees and the License Fee(s) at contract signing and Royalty payments shall be paid per contract terms to:

Agfa Compugraphic Division

Agfa Corporation

90 Industrial Way

Wilmington, MA 01887

Attn: Type Controller

Wire transfer information:

State Street Bank & Trust Co.

P.O. Box 351 - Boston, MA 02101

For Boston A/C # /*Confidential Treatment Requested*/

Compugraphic FSC

24. Export Compliance - Customer will be responsible for compliance with U.S. Export Control Regulations as enacted by the Export Administration Act of 1979, as amended, and will not export or re-export Customer Products without first obtaining a license from the U.S. Department of Commerce or other agency of the U.S. Government as required by law.

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25. General - Neither party may assign or delegate any of its rights or obligations under this Agreement without the prior written consent of the other party except in the case of the sale of the business unit that includes the products governed by this Agreement. This Agreement is the complete understanding of the parties and supersedes any prior oral and written discussions and negotiations. No modification, waiver, or amendment of this Agreement shall be effective unless it is in writing and signed by an authorized signatory of Customer and Agfa. The validity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision. Neither party shall be liable for failure to perform due to acts of God, war, governmental action, or other causes beyond its reasonable control. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

This Agreement is executed and shall be effective this fifteenth day of August, 1991.

AGFA CORPORATION		Lexmark International, Inc.

Name	Robert M. Givens	Name	Paul J. Curlander
Signature	/s/ Robert M. Givens	Signature	/s/ Paul J. Curlander
Title	Vice President	Title	Director

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SCHEDULE 1

Customer Product(s)

1.	PCL5 Emulation Option for the IBM LaserPrinter 4029 Series.

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SCHEDULE 2

Intellifont and Type Software

License and Royalty Fees

Development Fees

1.	Type Software

(a)	Resident Typefaces [shipped with PDL]

Item	Typeface Number	Typeface Name	Development Fee
1.	92500	CG Times	/*Confidential Treatment Requested*/
2.	92501	CG Times Bold	/*Confidential Treatment Requested*/
3.	92504	CG Times Italic	/*Confidential Treatment Requested*/
4.	92505	CG Times Bold Italic	/*Confidential Treatment Requested*/
5.	94021	Univers Medium	/*Confidential Treatment Requested*/
6.	94022	Univers Bold	/*Confidential Treatment Requested*/
7.	94023	Univers Medium Italic	/*Confidential Treatment Requested*/
8.	94024	Univers Bold Italic	/*Confidential Treatment Requested*/
	Subtotal Development Fee		/*Confidential Treatment Requested*/

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(b) Extended Resident Typefaces (Resident Typefaces plus:)

Item	Typeface Number	Typeface Name	Development Fee
9.	94029	Univers Medium Condensed	/*Confidential Treatment Requested*/
10.	94039	Univers Medium Condensed Italic	/*Confidential Treatment Requested*/
11.	94030	Univers Bold Condensed	/*Confidential Treatment Requested*/
12.	94040	Univers Bold Condensed Italic	/*Confidential Treatment Requested*/
13.	03848	ITC Zapf Dingbats (comp # 10271) (includes 100, 200, 300 Series)	/*Confidential Treatment Requested*/

(c) Additional Typefaces

25 Font Card

Item	Typeface Number	Typeface Name	Development Fee
1.	94029	Univers Medium Condensed	/*Confidential Treatment Requested*/
2.	94039	Univers Medium Condensed Italic	/*Confidential Treatment Requested*/
3.	94030	Univers Bold Condensed	/*Confidential Treatment Requested*/
4.	94040	Univers Bold Condensed Italic	/*Confidential Treatment Requested*/
5.	91119	Antique Olive	/*Confidential Treatment Requested*/
6.	91846	Antique Olive Italic	/*Confidential Treatment Requested*/

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Item	Typeface Number	Typeface Name	Development Fee
7.	91118	Antique Olive Bold	/*Confidential Treatment Requested*/
8.	91120	Antique OliveCompact	/*Confidential Treatment Requested*/
9.	92546	CG Century Schoolbook	/*Confidential Treatment Requested*/
10.	92547	CG Century Schoolbook Italic	/*Confidential Treatment Requested*/
11.	92548	CG Century Schoolbook Bold	/*Confidential Treatment Requested*/
12.	93812	CG Century Schoolbook Bold Italic	/*Confidential Treatment Requested*/
13.	92532	CG Palacio	/*Confidential Treatment Requested*/
14.	92533	CG Palacio Italic	/*Confidential Treatment Requested*/
15.	92534	CG Palacio Bold	/*Confidential Treatment Requested*/
16.	92535	CO Palacio Bold Italic	/*Confidential Treatment Requested*/
17.	90385	Stymie Medium	/*Confidential Treatment Requested*/
18.	90386	Stymie Medium Italic	/*Confidential Treatment Requested*/
19.	90387	Stymie Bold	/*Confidential Treatment Requested*/
20.	90068	Stymie Bold Italic	/*Confidential Treatment Requested*/
21.	90316	ITC Souvenir Light	/*Confidential Treatment Requested*/

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Item	Typeface Number	Typeface Name	Development Fee
22.	90332	ITC Souvenir Light Italic	/*Confidential Treatment Requested*/
23.	90338	ITC Souvenir Demi	/*Confidential Treatment Requested*/
24.	90339	ITC Souvenir Demi Italic	/*Confidential Treatment Requested*/
25.	03848	ITC Zapf Dingbats (comp # 10271)	/*Confidential Treatment Requested*/
	Subtotal Development Fee		/*Confidential Treatment Requested*/

26 Font Card

Item	Typeface Number	Typeface Name	Development Fee
1.	92133	Shannon Book	/*Confidential Treatment Requested*/
2.	92422	Shannon Book Oblique	/*Confidential Treatment Requested*/
3.	92424	Shannon Book Bold	/*Confidential Treatment Requested*/
4.	92134	Shannon Book Extrabold	/*Confidential Treatment Requested*/
5.	92581	CG Bodoni Book	/*Confidential Treatment Requested*/
6.	92582	CG Bodoni Book Italic	/*Confidential Treatment Requested*/
7.	92585	CG Bodoni Book Bold	/*Confidential Treatment Requested*/
8.	92586	CG Bodoni Book Bold Italic	/*Confidential Treatment Requested*/

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Item	Typerface Number	Typerface Name	Development Fee Treatment Requested*/
9.	92506	CO Omega	/*Confidential Treatment Requested*/
10.	92507	CG Omega Italic	/*Confidential Treatment Requested*/
11.	92510	CG Omega Bold	/*Confidential Treatment Requested*/
12.	92511	CG Omega Bold Italic	/*Confidential Treatment Requested*/
13.	91545	Garamond Antiqua	/*Confidential Treatment Requested*/
14.	91546	Garamond Kursiv	/*Confidential Treatment Requested*/
15.	91547	Garamond Halbfett	/*Confidential Treatment Requested*/
16.	91548	Garamond Kursiv Halbfcu	/*Confidential Treatment Requested*/
17.	91331	ITC Benguiat Book	/*Confidential Treatment Requested*/
18.	91332	ITC Benguiat Book Italic	/*Confidential Treatment Requested*/
19.	91335	ITC Benguiat Bold	/*Confidential Treatment Requested*/
20.	91336	ITC Benguiat Bold Italic	/*Confidential Treatment Requested*/
21.	91454	ITC Bookman Light	/*Confidential Treatment Requested*/
22.	91455	ITC Bookman Light Italic	/*Confidential Treatment Requested*/

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Item	Typeface Number	Typeface Name	Development Fee
23.	91467	ITC Bookman Demi	/*Confidential Treatment Requested*/
24.	91468	ITC Bookman Demi Italic	/*Confidential Treatment Requested*/
25.	90369	Cooper Black	/*Confidential Treatment Requested*/
26.	92127	Revue Light	/*Confidential Treatment Requested*/

	Subtotal Development Fee		/*Confidential Treatment Requested*/

Customer may license Additional Typefaces for a Development Fee of /*Confidential Treatment Requested*/ per typeface.

Total Development Fees	/*Confidential Treatment Requested*/

There are no other Development Fees payable for any other Data Software licensed under this Agreement, except for custom Type Software developed by Agfa for Customer which will be at a reasonable negotiated fee.

License Fees

2.	Intellifont License Fee

/*Confidential Treatment Requested*/

3.	Bit-Map Font /*Confidential Treatment Requested*/ License Fee

/*Confidential Treatment Requested*/

Item	Typeface Name	Pitch	Point Size	Orientation
1.	Courier	12.00	10	Portrait
2.	Courier	10.00	12	Portrait
3.	Courier Bold	12.00	10	Portrait
4.	Courier Bold	10.00	12	Portrait
5.	Courier Italic	12.00	10	Portrait
6.	Courier Italic	10.00	12	Portrait
7.	Line Printer	16.67	8.5	Portrait
8.	Courier Medium	10.00	12	Landscape

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9.	Courier Bold	10.00	12	Landscape
10.	Line Printer	16.67	8.5	Landscape

Note: Each bit-map font is available in the following symbol sets: LEGAL, PC-850, PC8 DN, PC-8, EC-94 L1, ROMAN 8

There shall be no other Royalties or Fees payable for Customer’s License for Bit-Map fonts defined in this Section.

4.	Stick Font Software /*Confidential Treatment Requested*/ License Fee

/*Confidential Treatment Requested*/

There shall be no other Royalties or Fees payable for Customer’s License for Stick fonts.

5.	Type Director License Fee

There is no charge for Type Director Code, Modifications, related documentation and artwork when promoted with Customer Products containing Intellifont. If Customer promotes in its product manuals, promotional brochures and advertising Type Director in conjunction with non-Intellifont products, a reasonable negotiated Royalty may be required. Customer may choose to purchase completed packages of the Type Director product from Agfa at Agfa’s cost to produce the packages. Enhancements of Type Director will be made available to Customer at a reasonable negotiated fee.

6.	Intellifont-for-Windows 3.0 License Fee

There is no charge for Intellifont-for-Windows 3.0 object code, Modifications, related documentation and artwork. Customer may choose to purchase completed product packages of Intellifont-for-Windows 3.0 from Agfa at Agfa’s cost to reproduce the packages. Enhancements of Intellifont-for-Windows 3.0 will be made available to Customer at a reasonable negotiated fee.

7.	Future Screen Font Solutions License Fee

Future Screen Font Solutions Source Code, related documentation and artwork will be provided, if and when available, at a reasonable negotiated fee when promoted with Customer Products containing Intellifont. If Customer promotes in its product manuals, promotional brochures and advertising Future Screen Font Solutions in conjunction with non-Intellifont products, a reasonable negotiated Royalty may be required. Customer may purchase completed product packages of the Future Screen Font Solutions from Agfa at Agfa’s cost to reproduce the packages.

There are no other License Fees payable for any other Data Software licensed under this Agreement.

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Royalties

8.	Pre-Paid Royalty Fee

A non-refundable advance against Royalties (minimum royalty payment) totaling /*Confidential Treatment Requested*/ is due by September 1, 1992 for Intellifont and Type Software and is comprised of the following: a minimum total of /*Confidential Treatment Requested*/ in Royalties to be paid by September 1, 1991 with a minimum total of /*Confidential Treatment Requested*/ to be paid by September 1, 1992 if the total royalties paid to Agfa have not exceeded /*Confidential Treatment Requested*/ by that time. 100% of Royalties due may be credited against this advance until the advance is exhausted.

9.	Royalty Unit - Resident Type Software

For each Royalty Unit, comprised of Intellifont and the eight Typefaces (four weights of CG Times, four weight of Univers), sublicensed to an End-User, Customer Distributor, or an Customer OEM there will be a /*Confidential Treatment Requested*/ Royalty until the aggregated number of Typefaces shipped reaches /*Confidential Treatment Requested*/. The Royalty will be reduced to /*Confidential Treatment Requested*/ in the event the aggregated number of Typefaces shipped is between /*Confidential Treatment Requested*/. The Royalty will be reduced to /*Confidential Treatment Requested*/ in the event the aggregated number of Typefaces shipped exceeds /*Confidential Treatment Requested*/.

Customer reserves the right to substitute other Typefaces for the 8 resident Typefaces. There shall be no additional cost for such additional Typefaces except for any additional Typefaces which are third party Royalty-bearing Typefaces. These additional Royalty-bearing Typefaces are subject to the then current Typeface Royalty for ITC and Monotype Typefaces when the Typeface is shipped with a Customer PDL or an additional /*Confidential Treatment Requested*/ Royalty, of Agfa’s resident inclusion Typeface Royalty, per non-ITC/Monotype third party Royalty-bearing Typeface. This additional /*Confidential Treatment Requested*/ Royalty is currently /*Confidential Treatment Requested*/.

10.	Royalty Unit - Extended Resident Type Software

For each Royalty Unit, comprised of Intellifont and the thirteen Extended Resident Typefaces (four weights of CG Times, four weights of Univers and ITC Zapf Dingbats) sublicensed to an End-User, Customer Distributor, or an Customer OEM there will be an /*Confidential Treatment Requested*/ Royalty to Agfa until the aggregated number of Typefaces shipped reaches /*Confidential Treatment Requested*/. The Royalty will be reduced to /*Confidential Treatment Requested*/ in the event the aggregated number of Typefaces shipped is between /*Confidential Treatment Requested*/. The Royalty will be reduced to /*Confidential Treatment Requested*/ in the event the aggregated number of Typefaces shipped exceeds /*Confidential Treatment Requested*/. These Royalties exclude the additional Royalty for ITC Zapf Dingbats.

Customer reserves the right to substitute other Typefaces for the 13 extended resident Typefaces. There shall be no additional cost for such additional Typefaces except for any additional Typefaces which are third party Royalty-bearing Typefaces. These additional Royalty-

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bearing Typefaces are subject to the then current Typeface Royalty for ITC and Monotype Typefaces when the Typeface is shipped with a Customer PDL or an additional /*Confidential Treatment Requested*/ Royalty, of Agfa’s resident inclusion Typeface Royalty, per non-ITC/Monotype third party Royalty-bearing Typeface.

Customer may license additional Typefaces for resident inclusion in its product(s). The Royalty due to Agfa for additional Typefaces will be /*Confidential Treatment Requested*/ per Typeface.

Additional resident Royalty-bearing Typefaces ate subject to the then current Typeface Royalty for ITC and Monotype Typefaces when the Typeface is shipped with a Customer PDL or an additional /*Confidential Treatment Requested*/ Royalty, of Agfa’s resident inclusion Typeface Royalty, per non-ITC/Monotype third party Royalty-bearing Typeface. This additional /*Confidential Treatment Requested*/ Royalty is currently /*Confidential Treatment Requested*/. Customer shall not pay a third-party Royalty for any non-ITC thud party Royalty-bearing Typefaces set forth in the Development Fees Section of Schedule 2.

11.	Royalty - Aftermarket Type Software

A Royalty of /*Confidential Treatment Requested*/ per Aftermarket Typeface sublicensed by Customer will be due to Agfa. The Royalty for the 25 Font Card is /*Confidential Treatment Requested*/. The Royalty for the 26 Font Card is /*Confidential Treatment Requested*/.

Aftermarket Royalty-bearing typefaces are subject to the then current Typeface Royalty for ITC and Monotype Typefaces only if not shipped with a Customer PDL or an additional 10% Royalty, of Agfa’s Aftermarket Typeface Royalty, per non ITC/Monotype third party Royalty-bearing Typeface. This additional /*Confidential Treatment Requested*/ Royalty is currently /*Confidential Treatment Requested*/. Customer shall not pay a third party Royalty for any non-ITC third party Royalty-bearing Typefaces set forth in the Development Fees Section of Schedule 2.

12.	No Further Royalties

The foregoing are the only Royalties due under this Agreement.

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SCHEDULE 3

Description of Data Software and Deliverables

Description of Intellifont Code/Documentation:

1. A description of and Code embodying Intellifont technology and how to use it as described by the document “Intellifont Subsystem Version 2.3”.

2. Agfa Corporation’s C Code - software version of Intellifont.

3. Code implementing Intellifont.

Description of Type Software Master Copy Specifications

1. All edges shall be smoothly defined within the limits of describing straight line circular arc data. Edges shall be free of errant stroke endings or continuous lines that exceed the designed contour of the character or that disrupt its aesthetic properties.

2. All stems, straight and rounded, shall be of uniform thickness within the designed weight except those designs that feature contrasting or non-uniform thickness.

3. Stems, straight and round, shall be symmetrical within the characters except in such cases as it is inherent to the design to be non-symmetrical.

4. Alignment characteristics, base alignment, and space between characters, shall reflect the same standards as maintained in the original design for Agfa Compugraphic equipment.

5. Character heights, weights, and all other dimensional parameters will reflect the same standards as the original design.

6. Agfa shall deliver one Master Copy, in Intellifont format, of each unit of Type Software. Master Copy media are to be certified and not previously written upon and will be written on a drive that is certified by a qualified Service Engineer during normally scheduled Preventative Maintenance of our computers. (All computers at Agfa Compugraphic are routinely serviced monthly.)

Description of Type Director

1. A description of and Code embodying Type Director and how to use it as described by the document “Type Director 2.0 Technical Reference Manual”.

2. Agfa’s Type Director software product in Object Code and sublicenseable C code modules that allows access to all Intellifont functions contained in the Object Code. The Code also allows additional devices and applications to be added to the user menu.

3. Code implementing Type Director.

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Description of Intellifont-for-Windows 3.0

1. A description of and Object Code embodying Intellifont-for-Windows 3.0 and how to use it as described by the document “Intellifont-for-Windows Information Guide”.

2. Agfa Corporation’s Object Code - software version of Intellifont-for-Windows 3.0 in 3 1/2 inch diskette high density format. Agfa shall provide other diskette formats, if and when available, at no additional charge.

3. Object Code implementing Intellifont for-Windows 3.0.

Description of Future Screen Font Solutions

1. Documents describing the Future Screen Font Solutions and how to use them.

2. Agfa Corporation’s C Code - software versions of the Future Screen Font Solutions.

3. Code implementing the Future Screen Font Solutions, when available.

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SCHEDULE 5

In order to provide support for Customer’s integration of Intellifont with Customer’s product and for Customer’s utilization of Intellifont data with that technology, Agfa will:

1. Furnish to Customer one copy of the document entitled, “Intellifont Scalable Font Description”;

2. Furnish to Customer the C-code of the Intellifont Sub-System, consisting of the Intellifont process and font manager,

3. Furnish to Customer one copy of the Appendix entitled, “Interfacing to the Intellifont Sub-System”;

4. Provide to Customer (within a mutually agreeable timeframe) telephone and on-site technical assistance in the form of specification and document review, implementation consultation, and output quality review, the total of such time to be reasonable.

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SCHEDULE 6

Data Software Source Code Internal Handling Procedures(s)

I. Data Software Source Code is the property of Agfa and, as such, requires handling procedures commensurate with any Source Code asset of the corporation.

II. Access to Data Software Source Code is limited to those personnel and vendors who require the material in the normal course of work activities.

III. When not in use, the Data Software Source Code and any duplicates shall be stored in a protected environment.

IV. Duplicates of the Data Software Source Code shall only be made in conjunction with preparation of working master copies in the production areas and for development purposes.

V. Original or duplicate copies of the Data Software Source Code may only leave the premises under a signed non-disclosure agreement with a company vendor (i.e., disk duplication facility).

Treatment of Source Code

Customer agrees to treat any Source Code version of the Data Software, including related development level documentation, with the same care and discretion with which it treats the similar Source Code versions of its own programming products under similar circumstances, for a period of five (5) years after the date of receipt of such Source Code. Designated Source Code shall be marked “Agfa Confidential” and treated by Customer with the same procedures established by Customer for its own documents that are classified “Lexmark Confidential.” The foregoing obligations shall not apply to any Agfa Source Code that is (1) publicly available or becomes so in the future without restriction, (2) rightfully received by Customer from a third party and not accompanied by confidentiality obligations, (3) already in Customer’s possession and lawfully received from sources other than Agfa, (4) independently developed by Customer, or (5) approved in writing for release or disclosure without restriction by Agfa’s Technical Coordinator.

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SCHEDULE 7

End User License Agreement

Lexmark International, Inc. Greenwich, Connecticut 06836

END USER LICENSE AGREEMENT

BEFORE USE OF THE ENCLOSED PRODUCT, YOU SHOULD CAREFULLY READ THE FOLLOWING TERMS AND CONDITIONS. USE OF THE PRODUCT INDICATES YOUR ACCEPTANCE OF THESE TERMS AND CONDITIONS. IF YOU DO NOT AGREE WITH THEM, YOU SHOULD PROMPTLY RETURN THE PACKAGE UNUSED AND YOUR MONEY WILL BE REFUNDED.

This is a license agreement and not an agreement for sale. LEXMARK owns, or has licensed from other owners, copyrights in the microcode, computer programs, and coded fonts including bitmap font data and outline fonts (collectively, the “Software”) contained in this printer, printer accessory, or font product. You obtain no rights to the intellectual property in the Software, other than the license granted you to the Software under this Agreement. Title to the enclosed copy of the Software, and any copy made from it, is retained by LEXMARK or such other owners. You assume all responsibility for the selection of the Software to achieve your intended results and for the installation of, use of, and results obtained from, the Software.

LICENSE

You may:

1. install and use the Software (excluding related screen fonts and font metrics data) on only one printer workstation or host processing system at any one time to reproduce and display weights, styles, and versions of letters, numerals, characters and symbols;

2. make a copy of the Software for backup or installation purposes only in support of the normal and intended use of the Software, provided that any copies of the Software shall contain the same copyright and trademark notices which appear on or in such Software;

3. transfer possession of copies of the Software to another party by transferring this copy of this Agreement and all other documentation along with at least one complete, unaltered copy of the Software, provided that (1) you must, at the same time, either transfer to such other party or destroy all your other copies of the Software, (2) such transfer of possession terminates your license from LEXMARK, and (3) such other party shall accept and be bound by these license terms by its initial use of the Software; and

4. use any trademark associated with the Software only in accordance with accepted trademark practice, including identification of the trademark owner’s name.

You shall not, without the written consent of LEXMARK:

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l. use, copy, modify, merge, or transfer copies of the Software except as provided herein;

2. reverse assemble or reverse compile the Software; or

3. sublicense, rent, lease or assign the Software of any copy thereof.

LIMITED WARRANTY

Warranty details and limitations for the hardware which contains the Software are described in the Statement of Limited Warranty which was supplied with the hardware or is available upon request from LEXMARK or its Authorized remarketers. With regard to Software contained in a disk or diskette, LEXMARK provides a three-month limited warranty, as measured from the data of delivery to the original customer, on the media for all Software. With the exception of the foregoing express warranties applicable to hardware and media only, the Software is not warranted and is provided “AS IS.”

SUCH WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

Some states do not allow the exclusion of implied warranties, so the above exclusion may not apply to you.

LIMITATION OF REMEDIES

LEXMARK’s entire liability and your exclusive remedy shall be as follows:

1. LEXMARK will provide the warranty described in LEXMARK’s Statement of Limited Warranty. If LEXMARK does not remedy defective media as warranted, you may terminate your license and your money will be refunded upon the return of all of your copies of the Software.

2. For any claim arising out of LEXMARK’s limited warranty, or for any other claim whatsoever related to the subject matter of these terms, LEXMARK’s liability for actual damages, regardless of the form of action, shall be limited to the greater of $5,000 or the money paid to LEXMARK or its Authorized remarketers for the license for the Software that caused the damages or that is the subject matter of, or is directly related to, the cause of action. This limitation will not apply to claims for personal injury or damages to real or tangible personal property caused by LEXMARK’s negligence.

3. In no event will LEXMARK be liable for any lost profits, lost savings, or any incidental damages or other consequential damages, even if LEXMARK or its Authorized remarketers have been advised of the possibility of such damages, or for any claim by you based on a third party claim.

Some states do not allow the limitation or exclusion of incidental or consequential damages so the above limitation or exclusion my not apply to you.

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GENERAL

You may terminate your license at any time by destroying all your copies of the Software or as otherwise described in these terms.

LEXMARK may terminate your license if you fail to comply with these terms. Upon such termination, you agree to destroy all your copies of the Software.

Any attempt to sublicense, rent, lease or assign, or except as expressly provided herein, to transfer any copy of the Software is void.

You agree that you are responsible for payment of any taxes, including personal property taxes, resulting from this Agreement.

No action, regardless of form, arising out of this Agreement may be brought by either party more than two years after the cause of action has arisen except for breach of the provisions in the Section entitled “License” in which event four years shall apply.

This Agreement will be construed under the Uniform Commercial Code of the State of New York.

UNITED STATES GOVERNMENT RESTRICTED RIGHTS

This software and documentation arc provided with RESTRICTED RIGHTS. Use, duplication or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at FEARS 252.227-7013 and in applicable FAR provisions: Lexmark International, Inc., Greenwich, Connecticut 06836.

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SCHEDULE 8

Royalty Report

Month	Number of Units Shipped	Description	Royalty Amount Due

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SCHEDULE 9

Intellifont Certification Guidelines

A.	Review Copyright and Technical Information in Documentation

AGFA rhombus

Intellifont

Typeface names

B.	Load Released FAIS Typefaces

Off-the-shelf

C.	Load Un-released FAIS typefaces

Un-released, non-Intellifont outlines

    9600/9400 data

    fontalias information

    non-pseudo typefaces

    released product code

    Pi & Logo typefaces

D.	Qualify Hardcopy Output

Waterfall

Text blocks

QA “stories”

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SCHEDULE 10

Guidelines for the Representation

of Agfa Corporation Intellifont-Based Products

Agfa and Intellifont Logos

The company logo consists of the name AGFA, in uppercase letters, followed by the Agfa Rhombus. Agfa Corporation will provide artwork of the Agfa Rhombus in various sizes. Please note that the Rhombus should always be accompanied by the name AGFA, immediately preceding it.

Agfa recommends that software products that incorporate Intellifont technology or type display the Intellifont logo on the spine, specification sheet, and cover of packaging, as well as on diskettes and documentation. Hardware products may display the Intellifont logo on printer boxes, end user guides, or other point of sale literature or manuals.

Agfa shall provide Customer with black and white artwork of the Intellifont and Agfa logos in a variety of sizes. Neither logo can be altered in any way. Agfa logos typically appear without trademark symbols but accompanied by a citation. If space prohibits the inclusion of a citation for a logo, then the appropriate trademark symbol must be used with the logo.

Product and Company Names

Intellifont type should always be referred to as Intellifont Scalable Typefaces, the scaling technology as Intellifont, and the end-user font management product as Type Director. The correct company name is Agfa Corporation, Typographic Systems Business Unit.

Marketing Material, Publications and Advertising

The first and most prominent use of an Agfa trademark in each item must be followed by the designation R after each registered trademark, and the designation TM or equivalent notice after each unregistered trademark, provided, however, that a prominent listing of trademarks near the front of any publication shall be a sufficient designation of any trademark listing. Corresponding Trademark Citations must be provided (see below).

Product Packaging

The first and most prominent use of an Agfa trademark on each product package must be followed by the designation R after each registered trademark, and the designation TM or equivalent notice after each unregistered trademark. Corresponding Trademark Citations must be provided (see below).

Typeface Prefixes

Agfa does not require a trademark symbol for the CG prefix, but does require a citation.

8/21/91	35

Confidential

Agfa Trademark Citations

Agfa and the Agfa Rhombus arc registered trademarks of Agfa-Gevaert, AG. CG, Garth Graphic, Intellifont and Type Director are registered trademarks, and the Intellifont logo, Nadianne, Shannon and CG Triumvirate are trademarks of Agfa Corporation. CG Bodoni, CG Century Schoolbook, CG Goudy Old Style, CG Melliza, Microstyle, CG Omega, CG Palacio, and CG Poster Bodoni are products of Agfa Corporation. CG Times, based on Times New Roman under license from The Monotype Corporation plc, is a product of Agfa Corporation.

Other Citations

Univers is a registered trademark of Linotype AG and/or its subsidiaries. Letraset is a registered trademark, and Aachen, Revue and University Roman are trademarks of Esselte Pendaflex Corporation. Futura is a registered trademark of Fundicion Tipografica Neufville, S.A.

ITC Avant Garde Gothic, ITC Benguiat, ITC Bookman, ITC Century, ITC Cheltenham, ITC Clearface, ITC Galliard, ITC Korinna, ITC Lubalin Graph, ITC Souvenir, ITC Tiepolo,ITC Zapf Chancery, and ITC Zapf Dingbats are registered trademarks of International Typeface Corporation. Albertus, Gill Sans, and Times New Roman are registered trademarks and Monotype Baskerville is a trademark of The Monotype Corporation plc. Hiroshige, Marigold, and Oxford are trademarks of AlphaOmega Typography, Inc.

8/21/91	36

Confidential

JG-21.WP1	9/22/92

ADDENDUM NO. 1

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

THIS ADDENDUM to the Intellifont Software and Type Software Agreement, Agreement No. 1291-D93, between Lexmark and the former Agfa Corporation (Agreement) is made and entered as of the 16th day of December, 1992 by and between Miles Inc., successor in interest to Agfa Corporation, acting through its Agfa Division, 90 Industrial Way, Wilmington, Massachusetts 01887 (“Agfa”) and Lexmark International, Incorporated, 740 New Circle Road, Lexington, Kentucky, 40511 (“Customer”).

Whereas all of Agfa Corporation’s rights and obligations under the Agreement have been transferred by operation of law to Miles Inc. and Miles Inc. agrees and affirms that it assumes all of Agfa’s obligations under the Agreement and the rights and obligations of Lexmark shall be neither reduced or enhanced as a result of such transfer, and

Whereas, the parties desire to amend the Agreement, NOW, THEREFORE, it is mutually agreed to as follows:

1. In Section 1.(c) of Schedule 2 of the Agreement, immediately beneath the line “Subtotal Development Fee./*Confidential Treatment Requested*/”, insert the following:

WordPerfect Card

Item	Typeface Number	Typeface Name	Development Fee
1.	92639	Albertus Medium	/*Confidential Treatment Requested*/
2.	92642	Albertus Extrabold	/*Confidential Treatment Requested*/
3.	91810	Futura Book II	/*Confidential Treatment Requested*/
4.	91811	Futura Book Italic II	/*Confidential Treatment Requested*/
5.	91816	Futura Bold II	/*Confidential Treatment Requested*/
6.	91817	Futura Bold Italic II	/*Confidential Treatment Requested*/

1

ADDENDUM NO. 1 (cont’d)

Item	Typeface Number	Typeface Name	Development Fee
7.	92532	CG Palado	/*Confidential Treatment Requested*/
8.	92533	CG Palacio Italic	/*Confidential Treatment Requested*/
9.	92534	CG Palacio Bold	/*Confidential Treatment Requested*/
10.	92535	CG Palado Bold Italic	/*Confidential Treatment Requested*/
11.	92569	ITC Galliard	/*Confidential Treatment Requested*/
12.	92570	ITC Galliard Italic	/*Confidential Treatment Requested*/
13.	91571	ITC Galliard Bold	/*Confidential Treatment Requested*/
14.	91572	ITC Galliard Bold Italic	/*Confidential Treatment Requested*/
15.	94029	Univers Medium Condensed	/*Confidential Treatment Requested*/
16.	94039	Univers Medium Condensed Italic	/*Confidential Treatment Requested*/
17.	94030	Univers Bold Condensed	/*Confidential Treatment Requested*/
18.	94040	Univers Bold Condensed Italic	/*Confidential Treatment Requested*/
19.	92546	CG Century Schoolbook	/*Confidential Treatment Requested*/
20.	92547	CG Century Schoolbook Italic	/*Confidential Treatment Requested*/
21.	92548	CG Century Schoolbook Bold	/*Confidential Treatment Requested*/

2

ADDENDUM NO. 1 (cont’d)

Item	Typeface Number	Typeface Name	Development Fee
22.	93812	CG Century Schoolbook Bold Italic	/*Confidential Treatment Requested*/
23.	90268	Microstyle Bold	/*Confidential Treatment Requested*/
24.	90349	Park Avenue	/*Confidential Treatment Requested*/
25.	90133	Dom Casual	/*Confidential Treatment Requested*/
26.	93949	ITC Zapf Chancery Medium Italic	/*Confidential Treatment Requested*/
		Subtotal Development Fee	/*Confidential Treatment Requested*/

2. Substitute “/*Confidential Treatment Requested*/ “ for “/*Confidential Treatment Requested*/.” in Section 1.(c) of Schedule 2 of the Agreement.

3. Add the following to Subparagraph 11 of Schedule 2 of the Agreement immediately after “/*Confidential Treatment Requested*/.”:

“The Royalty for the WordPerfect Card is /*Confidential Treatment Requested*/.

Except as expressly amended hereby, the “Intellifont Software and Type Software Agreement” is hereby reaffirmed and remains in full force and effect.

This Agreement is executed and shall be effective this 15th day of December, 1992.

AGFA DIVISION. MILES INC.	LEXMARK INTERNATIONAL, INC.

/s/ Robert M. Givens	/s/ Ronald E. Bingham
Signature	Signature

Vice President	Bus. Area Mgr.
Title	Title

3

ADDENDUM NO. 1 (cont’d)

Robert M. Givens	Ronald E. Bingham
Print Name	Print Name

4

JG-26.WP9	12/14/92

ADDENDUM NO. 2

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont and Type Software Agreement, Agreement No. 1291-D93 (“Agreement”) dated August 15th, 1992 by and between Agfa Division of Miles Inc. (“Agfa”) and Lexmark International, Incorporated (“Customer’).

Whereas Agfa has developed certain know-how and technology hereinafter defined and referred to as Universal Font Scaling Technology; and

Whereas Customer desires to obtain a license to use, reproduce and distribute to End Users the Universal Font Scaling Technology; and

Whereas the parties desire to amend the Agreement, NOW, THEREFORE, the parties agree as follows:

1. Definitions. Make the following revisions to Section 1, Definitions of the Agreement:

1.1 Delete Definition (g) in its entirety and replace with the following:

“(g) Customer Product - will mean the Customer Products listed on Schedule 1 on which Type Software and either Intellifont or UFST are utilized which may be added to from time-to-time subject to reasonable negotiation of royalties where not provided.”

1.2 Add the following to the last sentence of Section 1 (i) of the original agreement immediately after “Intellifont-For-Windows 3.0,” and before “,and Future Font Solutions,”:

“Universal Font Scaling Technology (UFST)”

1.3 Delete Definition (n), Extended Resident Typeface in its entirety; Definition (n) will be intentionally left blank.

1.4 Delete Definition (y) Resident Typeface and replace with the following:

“(y) Resident Typeface - shall mean the eight (8), thirteen (13), five (5), forty five (45) and thirty six (36) original typefaces listed in Schedule 2 as amended, Section’s 1(a), (b), (c), (d) and (e) which will be shipped with a PDL.”

1.5 Delete Definition (aa) in its entirety and replace with the following:

1	Confidential

“(aa) Royalty Unit(s) - a specific unit of either Intellifont or UFST and Type Software listed in Schedule 2 upon whose Sublicense by Customer a Royalty is payable to Agfa pursuant to Section 6.”

1.6 Modify Section 1 (ab) to read as follows:

(ab) Software Program - a program, which contains Data Software residing on floppy diskette and being PC host-based, that is sublicensed or sold separately from Customer hardware.

1.7 Delete Definition (ah) Type Software in its entirety and replace with the following:

“(ah) Type Software - the proprietary Agfa typeface software identified by typeface number or format in Schedule 2 and described in the document “Intellifont Scalable Typeface Description”, Apple’s TrueType type software specifications, Microsoft’s TrueType type software specifications and Adobe’s PostScript Type 1 format specifications, all Modifications and Enhancements thereto, all related Code and documentation and other such Typeface software as may be added to Schedule 2 from time to time by written agreement of the parties.”

1.8 Add the following new Definitions (ai) UFST Source Code, (aj) Universal Font Scaling Technology (“UFST”), (ak) Updates and (al) Intellifont-for-Windows 3.1:

“(ai) UFST Source Code - will mean the source code and associated documentation for Agfa’s UFST outline font scaling technology comprised of Intellifont Source Code, Type 1 and TrueType Source Code.

(aj) Universal Font Scaling Technology (“UFST”) - will mean the proprietary Agfa software, including the associated internal software interface, but not external software interfaces which communicates therewith, and auxiliary software utilities, that offers the capability to process Intellifont®, Type 1, TrueType and hinted Printer Command Language Encapsulated Outline (PCLEO) Type Software within a single application interface, the specifications for which are set forth in Exhibit A to this Addendum to be incorporated into Schedule 3 of the Agreement.

(ak) Updates - will mean any bug fixes, enhancements, improvements, new developments or other modifications to the UFST Source Code.

(al) Intellifont®-for-Windows™ 3.1- a font management program utility, including Modifications, Enhancements and Object Code, that provides PC users running Microsoft Windows Version 3.1 access to the Agfa Intellifont outline type library for on-line generation of bitmap type at desired resolution/point size combinations, generation of metric information for use with screens and application compatible printers.”

1.9 Renumber Definition (ai) Validation Testing to (am).

1.10 Add the following definition:

2	Confidential

“(an) Scalable Font Printer Driver(s) - application specific printer driver executable Software Program(s), developed by Customer for use on PC host based computer systems running MS DOS, MS Windows and IBM OS/2 operating systems where either Intellifont or UFST is incorporated, distributed by Customer to End Users, Customer Distributors, Customer OEMs and Customer Independent Software Developer’s (ISVs) for use with Customer Product(s) incorporating either Intellifont, UFST or at least one component of UFST and no Type Software.”

2. License. In Section 2(c) of the Agreement, Type Director, add the following immediately after first and subsequent uses of the words “Type Director”:

“Version 2.0”

3. In Section 2(e) of the Agreement, Future Screen Font Solutions, immediately after “Derivative Works of Agfa’s Future Screen Font Solutions” add the following:

“to the extent of Agfa’s capabilities”

4. Add the following Item (g), UFST to Section 2 of the Agreement, License:

“(g) UFST - In consideration of the Royalties and fees set forth in Section 6, Agfa hereby grants to Customer the license to (a) use and have used, copy and have copied, edit and have edited, format have formatted, modify and have modified and create and have created Updates and Derivative Works of UFST source code solely for use in conjunction with Customer’s font, imaging and printing technologies products; and (b) to reproduce and have reproduced, distribute and have distributed to and by third parties, subject to the sublicense provisions described in Section 3 of the Agreement as amended, UFST Source Code, including any object code versions of the Updates or Derivative Works thereof solely for or in conjunction with Customer’s font, imaging and printing technologies products. Such third parties shall have no License or Distribution rights in UFST. All licenses granted to Customer by this Agreement shall extend to Customer and its Subsidiaries. Agfa agrees to deliver to Customer information and assistance as shall be necessary to enable Customer to utilize UFST.’

5. Sublicense. Add “including UFST distributed as a Software Program” immediately following the first occurrence of the word ‘Program’ in the second sentence of the second paragraph of Section 3 in the Agreement.

6. Obligations of Customer. Delete Section 4 (b) of the Agreement, Best Efforts, in its entirety and replace with the following:

“Customer agrees to use its reasonably commercial best efforts to assist Agfa in the promotion of Agfa Type Software to Customer End Users. These reasonably commercial best efforts may include trade show participation, inclusion of Agfa Company name, when appropriate, in product documentation, press releases and press announcements.”

7. Obligations of Agfa. Add the following to Section 5 of the Agreement, Obligations of Agfa:

3	Confidential

Add “Intellifont-for-Windows 3.1, UFST” immediately following “Intellifont for-Windows 3.0” in subparagraph (j) of Section 5 in the original agreement.

Add a new item (k)

(k) UFST - to provide Customer with UFST software and documentation as described in Schedule 3.”

8. Fees and Royalties. Add the following after the first sentence to Section 6 of the Agreement, Fee(s) and Royalties:

“Customer agrees to pay Agfa the UFST License Fees and Royalties set forth in Schedule 2 as amended.”

9. Limited Warranty. Replace “...INTELLIFONT SUPPLIED...” with “...DATA SOFTWARE SUPPLIED...” in subparagraph (d) of Section .9 in the original agreement.

10. Limitation of Remedies. Section 10, of the Agreement shall be modified as follows:

In the first line, change the word “AGFA” to “EITHER PARTY’. In the fifth line of Section 10, change “AGFA” to “THAT PARTY”. At the end of the sixth line of Section 10, add “THE OTHER PARTY’S”. In the seventh line of Section 10, delete the word ‘CUSTOMERS”.

11. Trademarks and Copyrights. Add “, “Universal Font Scaling Technology”, “UFST” immediately following ‘Agfa Compugraphic’ in Section 13 of the original agreement.

12. Ownership of UFST. Add the following sentence to Section 14 of the original agreement:

“Except as licensed to Customer under this Addendum, all right, title and interest in and to UFST and the UFST Source Code, including Updates or Derivative Works thereof, will remain with Agfa and/or its third party Licensors. Any Derivative Works or Updates to the UFST Source Code shall be considered UFST Source Code owned by Agfa or Agfa’s third party Licensors and licensed pursuant to the terms of the Agreement and this Addendum.’

13. Term and Termination. Add the following paragraph to Section 17 of the original agreement:

“Notwithstanding all of the above, the Wingdings Type Software (listed in Schedule 2 as amended, Item 17 (d) and (g) of this Addendum) license shall have a term of ten (10) years, subject, however, to automatic, successive renewal terms of one (1) year each. At the expiration of the initial Term, the parties will negotiate in good faith a renewal. Such renewal not to be unreasonably withheld.”

14. Confidentiality of UFST. Section 20 of the Agreement, Confidentiality is hereby amended as follows:

4	Confidential

14.1 In the second paragraph, immediately following the word “Agreement”, add the following:

“except for Source Code’

14.2 Add the following to the end of Section 20, Confidentiality:

“Disclosure of confidential information shall not be precluded if such disclosure is:

(a) in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof; provided, however, that Customer shall first have given notice to Agfa and made a reasonable effort to obtain a protective order requiring that the information and/or documents so disclosed be used only for the purposes for which the order was issued, or

(b) otherwise required by law, or

(c) necessary to establish rights under this Agreement.

Notwithstanding any other provisions of this Agreement, the obligations specified in this Agreement with respect to confidential information will not apply to any information that:

(a) is already in the possession of Customer or any of its Subsidiaries without obligation of confidence;

(b) is independently developed by Customer of any of its Subsidiaries;

(c) is or becomes publicly available without breach of this Agreement;

(d) is rightfully received by Customer from a third party;

(e) is released for disclosure by Agfa with its written consent or

(f) except for Source Code, is inherently disclosed in the use, lease, sale or other distribution of, or publicly available supporting documentation for, any present or future product or service by or for Customer or any of its Subsidiaries.

15. Applicability of Agreement to UFST. Add the following Section to the Agreement:

“26. Application of Agreement to UFST - Unless otherwise stated in this Addendum, the parties specifically agree and understand that every term and condition of the Agreement applies to the UFST product. Unless otherwise stated, terms used herein retain the same meaning as contained in the Agreement.”

16. Schedule 1. Add the following below item 1 in Schedule 1 of the Agreement:

5	Confidential

Those future Lexmark Products where otherwise subject to royalties under this agreement as follows:

“2. Laser Printers, including LED (Monochrome and Multi-color)

3. Laser Printers, Options (Monochrome and Multi-color)

4. Ink Jet Printers (Monochrome and Multi-color)

5. Ink Jet Printer Options (Monochrome and Multi-color)

6. Aftermarket Font Products to be marketed for use with Customer Products 1 and 3.”

17. Schedule 2 - Development Fees/Type Software. Delete items (a) and (b) from Subparagraph 1, Development Fees, Type Software in their entirety and replace by the following:

“(a) Resident -Typefaces [eight (8) shipped with PDL]

Item	Typeface Number	Typeface Name	Development Fee
1.	92500	CG Times	/*Confidential Treatment Requested*/
2.	92501	CG Times Italic	/*Confidential Treatment Requested*/
3.	92504	CG Times Bold	/*Confidential Treatment Requested*/
4.	92505	CG Times Bold Italic	/*Confidential Treatment Requested*/
5.	94021	Univers Medium	/*Confidential Treatment Requested*/
6.	94022	Univers Medium Italic	/*Confidential Treatment Requested*/
7.	94023	Univers Bold	/*Confidential Treatment Requested*/
8.	94024	Univers Bold Italic	/*Confidential Treatment Requested*/
		Subtotal Development Fee	/*Confidential Treatment Requested*/

6	Confidential

(b) Resident Typefaces [thirteen (13) shipped with PDL]

Item	Typeface Number	Typeface Name	Item Number
1.	92500	CG Times	/*Confidential Treatment Requested*/
2.	92501	CG Times Italic	/*Confidential Treatment Requested*/
3.	92504	CG Times Bold	/*Confidential Treatment Requested*/
4.	92505	CG Tunes Bold Italic	/*Confidential Treatment Requested*/
5.	94021	Univers Medium	/*Confidential Treatment Requested*/
6.	94022	Univers Medium Italic	/*Confidential Treatment Requested*/
7.	94023	Univers Bold	/*Confidential Treatment Requested*/
8.	94024	Univers Bold Italic	/*Confidential Treatment Requested*/
9.	94029	Univers Medium Condensed	/*Confidential Treatment Requested*/
10.	94039	Univers Medium Condensed Italic	/*Confidential Treatment Requested*/
11.	94030	Univers Bold Condensed	/*Confidential Treatment Requested*/
12.	94040	Univers Bold Condensed Italic	/*Confidential Treatment Requested*/

7	Confidential

Item	Typeface Number	Typeface Name	Item Number
13.	03848	ITC Zapf Dingbats (comp 110271) (includes 100, 200, 300 Series)	/*Confidential Treatment Requested*/
		Subtotal Development Fee	/*Confidential Treatment Requested*/

(c) Resident Typefaces [five (5) shipped with PDL]

Item	Typeface Number	Typeface Name	Development
1.	92500	CG Times	/*Confidential Treatment Requested*/
2.	92501	CG Times Italic	/*Confidential Treatment Requested*/
3.	94021	Univers Medium	/*Confidential Treatment Requested*/
4.	94022	Univers Medium Italic	/*Confidential Treatment Requested*/
5.	93950	Courier (comp # 10300)	/*Confidential Treatment Requested*/
		Subtotal Development Fees	/*Confidential Treatment Requested*/

(d) Resident Typefaces [forty-five (45) shipped with PDL]

Item	Typeface Number	Typeface Format	Development Fee
1.	Coronet	Intellifont	/*Confidential Treatment Requested*/
2.	Clarendon Condensed	Intellifont	/*Confidential Treatment Requested*/
3.	Marigold	Intellifont	/*Confidential Treatment Requested*/
4.	Letter Gothic*	Intellifont	/*Confidential Treatment Requested*/

8	Confidential

Item	Typeface Number	Typeface Format	Development Fee
5.	Letter Gothic Italic*	Intellifont	/*Confidential Treatment Requested*/
6.	Letter Gothic Bold*	Intellifont	/*Confidential Treatment Requested*/
7.	Arial	TrueType	/*Confidential Treatment Requested*/
8.	Arial Italic	TrueType	/*Confidential Treatment Requested*/
9.	Arial Bold	TrueType	/*Confidential Treatment Requested*/
10.	Arial Bold Italic	TrueType	/*Confidential Treatment Requested*/
11.	Times New Roman	TrueType	/*Confidential Treatment Requested*/
12.	Times New Roman Italic	TrueType	/*Confidential Treatment Requested*/
13.	Times New Roman Bold	TrueType	/*Confidential Treatment Requested*/
14.	Times New Roman Bold Italic	TrueType	/*Confidential Treatment Requested*/
15.	Symbol	TrueType	/*Confidential Treatment Requested*/
16.	Wingdings	TrueType	/*Confidential Treatment Requested*/
17.	CG Times	Intellifont	/*Confidential Treatment Requested*/
18.	CG Times Italic	Intellifont	/*Confidential Treatment Requested*/

9	Confidential

Item	Typeface Number	Typeface Format	Development Fee
19.	CG Times Bold	Intellifont	/*Confidential Treatment Requested*/
20.	CG Times Bold Italic	Intellifont	/*Confidential Treatment Requested*/
21.	CG Omega	Intellifont	/*Confidential Treatment Requested*/
22.	CG Omega Italic	Intellifont	/*Confidential Treatment Requested*/
23.	CG Omega Bold	Intellifont	/*Confidential Treatment Requested*/
24.	CG Omega Bold Italic	Intellifont	/*Confidential Treatment Requested*/
25.	Univers Medium	Intellifont	/*Confidential Treatment Requested*/
26.	Univers Medium Italic	Intellifont	/*Confidential Treatment Requested*/
27.	Univers Bold	Intellifont	/*Confidential Treatment Requested*/
28.	Univers Bold Italic	Intellifont	/*Confidential Treatment Requested*/
29.	Univers Medium Condensed	Intellifont	/*Confidential Treatment Requested*/
30.	Univers Medium Condensed It.	Intellifont	/*Confidential Treatment Requested*/
31.	Univers Bold Condensed	Intellifont	/*Confidential Treatment Requested*/
32.	Univers Bold Condensed Italic	Intellifont	/*Confidential Treatment Requested*/
33.	Antique Olive	Intellifont	/*Confidential Treatment Requested*/

10	Confidential

Item	Typeface Number	Typeface Format	Development Fee
34.	Antique Olive Italic	Intellifont	/*Confidential Treatment Requested*/
35.	Antique Olive Bold	Intellifont	/*Confidential Treatment Requested*/
36.	Garamond Antiqua	Intellifont	/*Confidential Treatment Requested*/
37.	Garamond Kursiv	Intellifont	/*Confidential Treatment Requested*/
38.	Garamond Halbfett	Intellifont	/*Confidential Treatment Requested*/
39.	Garamond Kursiv Halbfett	Intellifont	/*Confidential Treatment Requested*/
40.	Courier*	Intellifont	/*Confidential Treatment Requested*/
41.	Courier Italic*	Intellifont	/*Confidential Treatment Requested*/
42.	Courier Bold*	Intellifont	/*Confidential Treatment Requested*/
43.	Courier Bold Italic*	Intellifont	/*Confidential Treatment Requested*/
44.	Albertus	Intellifont	/*Confidential Treatment Requested*/
45.	Albertus Extrabold	Intellifont	/*Confidential Treatment Requested*/
Subtotal Development Fees			/*Confidential Treatment Requested*/

*	Available in Complement # 10300

11	Confidential

(e) Resident Typefaces [thirty six (36) shipped with a PDLJ

Item	Typeface Name	Typeface Format	Development Fee
1.	Coronet	Intellifont	/*Confidential Treatment Requested*/
2.	Clarendon Condensed	Intellifont	/*Confidential Treatment Requested*/
3.	Marigold	Intellifont	/*Confidential Treatment Requested*/
4.	Letter Gothic*	Intellifont	/*Confidential Treatment Requested*/
5.	Letter Gothic Italic*	Intellifont	/*Confidential Treatment Requested*/
6.	Letter Gothic Bold*	Intellifont	/*Confidential Treatment Requested*/
7.	ITC Zapf Dingbats	Intellifont	/*Confidential Treatment Requested*/
8.	CG Times	Intellifont	/*Confidential Treatment Requested*/
9.	CG Times Italic	Intellifont	/*Confidential Treatment Requested*/
10.	CG Times Bold	Intellifont	/*Confidential Treatment Requested*/
11.	CG Times Bold Italic	Intellifont	/*Confidential Treatment Requested*/
12.	CG Omega	Intellifont	/*Confidential Treatment Requested*/
13.	CG Omega Italic	Intellifont	/*Confidential Treatment Requested*/
14.	CG Omega Bold	Intellifont	/*Confidential Treatment Requested*/

12	Confidential

Item	Typeface Name	Typeface Format	Development Fee
15.	CG Omega Bold Italic	Intellifont	/*Confidential Treatment Requested*/
16.	Univers Medium	Intellifont	/*Confidential Treatment Requested*/
17.	Univers Medium Italic	Intellifont	/*Confidential Treatment Requested*/
18.	Univers Bold	Intellifont	/*Confidential Treatment Requested*/
19.	Univers Bold Italic	Intellifont	/*Confidential Treatment Requested*/
20.	Univers Medium Condensed	Intellifont	/*Confidential Treatment Requested*/
21.	Univers Medium Condensed It.	Intellifont	/*Confidential Treatment Requested*/
22.	Univers Bold Condensed	Intellifont	/*Confidential Treatment Requested*/
23.	Univers Bold Condensed Italic	Intellifont	/*Confidential Treatment Requested*/
24.	Antique Olive	Intellifont	/*Confidential Treatment Requested*/
25.	Antique Olive Italic	Intellifont	/*Confidential Treatment Requested*/
26.	Antique Olive Bold	Intellifont	/*Confidential Treatment Requested*/
27.	Garamond Antiqua	Intellifont	/*Confidential Treatment Requested*/
28.	Garamond Kursiv	Intellifont	/*Confidential Treatment Requested*/
29.	Garamond Halbfett	Intellifont	/*Confidential Treatment Requested*/

13	Confidential

Item	Typeface Name	Typeface Format	Development Fee
30.	Garamond Kursiv Halbfett	Intellifont	/*Confidential Treatment Requested*/
31.	Courier*	Intellifont	/*Confidential Treatment Requested*/
32.	Courier Italic*	Intellifont	/*Confidential Treatment Requested*/
33.	Courier Bold*	Intellifont	/*Confidential Treatment Requested*/
34.	Courier Bold Italic*	Intellifont	/*Confidential Treatment Requested*/
35.	Albertus	Intellifont	/*Confidential Treatment Requested*/
36.	Albertus Extrabold	Intellifont	/*Confidential Treatment Requested*/
Subtotal Development Fees			/*Confidential Treatment Requested*/

*	Available in Complement # 10300

(f) Twenty Three (23) Intellifont Typefaces unbundled or shipped with a Customer Product that contains a PDL

Item	Typeface Name	Typeface Format	Development Fee
1.	Coronet	Intellifont	/*Confidential Treatment Requested*/
2.	Clarendon Condensed	Intellifont	/*Confidential Treatment Requested*/
3.	Marigold	Intellifont	/*Confidential Treatment Requested*/

14	Confidential

Item	Typeface Name	Typeface Format	Development Fee
4.	Letter Gothic*	Intellifont	/*Confidential Treatment Requested*/
5.	Letter Gothic Italic*	Intellifont	/*Confidential Treatment Requested*/
6.	Letter Gothic Bold*	Intellifont	/*Confidential Treatment Requested*/
7.	CG Omega	Intellifont	/*Confidential Treatment Requested*/
8.	CG Omega Italic	Intellifont	/*Confidential Treatment Requested*/
9.	CG Omega Bold	Intellifont	/*Confidential Treatment Requested*/
10.	CG Omega Bold Italic	Intellifont	/*Confidential Treatment Requested*/
11.	Antique Olive	Intellifont	/*Confidential Treatment Requested*/
12.	Antique Olive Italic	Intellifont	/*Confidential Treatment Requested*/
13.	Antique Olive Bold	Intellifont	/*Confidential Treatment Requested*/
14.	Garamond Antiqua	Intellifont	/*Confidential Treatment Requested*/
15.	Garamond Kursiv	Intellifont	/*Confidential Treatment Requested*/
16.	Garamond Halbfett	Intellifont	/*Confidential Treatment Requested*/
17.	Garamond Kursiv Halbfett	Intellifont	/*Confidential Treatment Requested*/
18.	Courier*	Intellifont	/*Confidential Treatment Requested*/

15	Confidential

Item	Typeface Name	Typeface Format	Development Fee
19.	Courier Italic*	Intellifont	/*Confidential Treatment Requested*/
20.	Courier Bold*	Intellifont	/*Confidential Treatment Requested*/
21.	Courier Bold Italic*	Intellifont	/*Confidential Treatment Requested*/
22.	Albertus	Intellifont	/*Confidential Treatment Requested*/
23.	Albertus Extrabold	Intellifont	/*Confidential Treatment Requested*/
Subtotal Development Fees			/*Confidential Treatment Requested*/

*	Available in Complement # 10300

(g) Thirty Three (33) Non-Resident Typefaces shipped in a ROM/IC Card Option [twenty three (23) Intellifont format and ten (10) TrueType format]

Item	Typeface Name	Typeface Format	Development Fee
1.	Coronet	Intellifont	/*Confidential Treatment Requested*/
2.	Clarendon Condensed	Intellifont	/*Confidential Treatment Requested*/
3.	Marigold	Intellifont	/*Confidential Treatment Requested*/
4.	Letter Gothic*	Intellifont	/*Confidential Treatment Requested*/
5.	Letter Gothic Italic*	Intellifont	/*Confidential Treatment Requested*/
6.	Letter Gothic Bold*	Intellifont	/*Confidential Treatment Requested*/

16	Confidential

Item	Typeface Name	Typeface Format	Development Fee
7.	Arial	TrueType	/*Confidential Treatment Requested*/
8.	Arial Italic	TrueType	/*Confidential Treatment Requested*/
9.	Arial Bold	TrueType	/*Confidential Treatment Requested*/
10.	Arial Bold Italic	TrueType	/*Confidential Treatment Requested*/
11.	Times New Roman	TrueType	/*Confidential Treatment Requested*/
12.	Times New Roman Italic	TrueType	/*Confidential Treatment Requested*/
13.	Times New Roman Bold	TrueType	/*Confidential Treatment Requested*/
14.	Times New Roman Bold Italic	TrueType	/*Confidential Treatment Requested*/
15.	Symbol	TrueType	/*Confidential Treatment Requested*/
16.	Wingdings	TrueType	/*Confidential Treatment Requested*/
17.	CG Omega	Intellifont	/*Confidential Treatment Requested*/
18.	CG Omega Italic	Intellifont	/*Confidential Treatment Requested*/
19.	CG Omega Bold	Intellifont	/*Confidential Treatment Requested*/
20.	CG Omega Bold Italic	Intellifont	/*Confidential Treatment Requested*/
21.	Antique Olive	Intellifont	/*Confidential Treatment Requested*/

17	Confidential

Item	Typeface Name	Typeface Format	Development Fee
22.	Antique Olive Italic	Intellifont	/*Confidential Treatment Requested*/
23.	Antique Olive Bold	Intellifont	/*Confidential Treatment Requested*/
24.	Garamond Antiqua	Intellifont	/*Confidential Treatment Requested*/
25.	Garamond Kursive	Intellifont	/*Confidential Treatment Requested*/
26.	Garamond Halbfett	Intellifont	/*Confidential Treatment Requested*/
27.	Garamond Kursiv Halbfett	Intellifont	/*Confidential Treatment Requested*/
28.	Courier*	Intellifont	/*Confidential Treatment Requested*/
29.	Courier Italic*	Intellifont	/*Confidential Treatment Requested*/
30.	Courier Bold*	Intellifont	/*Confidential Treatment Requested*/
31.	Courier Bold Italic*	Intellifont	/*Confidential Treatment Requested*/
32.	Albertus	Intellifont	/*Confidential Treatment Requested*/
33.	Albertus Extrabold	Intellifont	/*Confidential Treatment Requested*/
Subtotal Development Fees			/*Confidential Treatment Requested*/

*	Available in Complement # 10300

18	Confidential

18. Schedule 2 - Development Fees/Type Software. Renumber item (c) in Subparagraph 1 to item (h).

19. Schedule 2 - License Fees. Add the following to Subparagraph 2:

“UFST Source Code, including Intellifont®, Type 1 and TrueType® components and related documentation - /*Confidential Treatment Requested*/.”

20. Schedule 2 - License Fees. Add the following Subparagraph 3, and renumber all remaining Subparagraphs:

“3. Customer will pay Agfa a License Fee of /*Confidential Treatment Requested*/ upon election of Customer to develop a Scalable Font Printer Driver integrating Intellifont or UFST or portions thereof supporting Customer Laser Printer(s) and Ink jet Printer(s) with either Intellifont or UFST or at least one component of UFST, subject to the following conditions:

(a) Intellifont or UFST Software must be implemented in such a manner as unauthorized access to the Intellifont or UFST Source Code is prohibited. For example, the Scalable Font Printer Driver will ship only as an executable Software Program.

(b) Customer’s distribution rights are limited to;

(i) Customer Product(s) that incorporate Intellifont, UFST or at least one component of UFST within a Customer PDL;

(ii) Customer’s Bulletin Board;

(iii) Compuserve and/or Prodigy Bulletin Boards; and

(iv) Bundled with software applications distributed by Customer’s independent software vendors (ISVs), value added resellers (VARs) and operating system distributors.

(c) Customer will use its commercially reasonable best efforts to ensure that Customer End Users accessing the Scalable Font Printer Driver are authorized to do so (eg., have purchased Customer Product(s) that incorporate Intellifont, UFST or at least one component of UFST).

(d) Customer agrees that Agfa reserves the right to charge additional License Fees over and above the /*Confidential Treatment Requested*/, if Customer requests in writing, engineering work that may need to be done in order to satisfy Customer’s technical specifications.

21. Schedule 2 - Royalties. Make the first paragraph of Subparagraph 8, as originally numbered item 9 (a) and add the following as item 9 (b):

19	Confidential

“(b) In addition to the Royalty Fees above, Customer will pay to Agfa an additional non-refundable advance against Royalties (minimum royalty payment) totaling /*Confidential Treatment Requested*/ based on the following payment schedule:

-	/*Confidential Treatment Requested*/ payable by or on January 30, 1993

-	/*Confidential Treatment Requested*/ payable by or on April 1, 1993

-	/*Confidential Treatment Requested*/ payable by or on July 1, 1993

-	/*Confidential Treatment Requested*/ payable by or on October 1, 1993

The new prepayment includes printer resident offerings from Customer which incorporate the Type Software and either Intellifont or UFST

Royalty Unit. 100% of Royalties may be credited against this advance until the advance is exhausted.”

22. Schedule 2 - Royalties. Subparagraphs’ 9 and 10, as originally numbered in Schedule 2 of the Agreement, will be deleted in their entirety and be replaced by the following new Subparagraph 10:

“10. Royalty Unit - Resident Type Software

(a) Commencing on January 1, 1993, for each Royalty Unit, comprised of either Intellifont or UFST and up to thirteen (13) Typefaces in Intellifont format, contained in Section 17 (b) above, sublicensed to an End-User, Customer Distributor, or a Customer OEM there will be a Royalty of /*Confidential Treatment Requested*/ of Customer’s United States (U.S.) Product list price as of the end of the applicable quarter with a maximum Royalty of /*Confidential Treatment Requested*/ and a minimum Royalty of /*Confidential Treatment Requested*/ per Product.

(b) Commencing on January 1, 1993, for each Royalty Unit, comprised of either Intellifont or UFST and five (5) Typefaces in Intellifont format, contained in Section 17 (c) above sublicensed to an End-User, Customer Distributor, or a Customer OEM there will be a Royalty of /*Confidential Treatment Requested*/ of Customer’s United States (U.S.) Product list price as of the end of the applicable quarter with a maximum royalty of /*Confidential Treatment Requested*/ and a minimum royalty of /*Confidential Treatment Requested*/ per Product.

(c) Commencing on January 1, 1993, for each Royalty Unit, comprised of UFST and forty-five (45) Typefaces, 35 in Intellifont format and 10 in TrueType format, contained in Section 17 (d) above sublicensed to an End-User, Customer Distributor, or a Customer OEM there will be a Royalty of /*Confidential Treatment Requested*/ of Customer’s United States (U.S.) Product list price as of the end of the applicable quarter with a maximum Royalty of /*Confidential Treatment Requested*/ and a minimum royalty of /*Confidential Treatment Requested*/ per Product.

20	Confidential

(d) Commencing on January 1, 1993, for each Royalty Unit, comprised of either Intellifont or UFST and thirty six (36) Typefaces in Intellifont format contained in Section 17 (e) above, sublicensed to an End-User, Customer Distributor, or a Customer OEM there will be a Royalty of /*Confidential Treatment Requested*/ of Customer’s United States (U.S.) Product list price as of the end of the applicable quarter with a maximum royalty of /*Confidential Treatment Requested*/ and a minimum royalty of /*Confidential Treatment Requested*/ per Product.

(e) Commencing on January 1, 1993, for each Royalty Unit, comprised of twenty three (23) Typefaces in Intellifont format distributed on ROM/IC CARD media and shipped bundled or unbundled with a PDL, contained in Section 17 (f) above, sublicensed to an End-User, Customer Distributor, or a Customer OEM there will be a Royalty of /*Confidential Treatment Requested*/ of Customer’s United States (U.S.) Product list price as of the end of the applicable quarter with a maximum royalty of /*Confidential Treatment Requested*/ and a minimum royalty of /*Confidential Treatment Requested*/ per Product.

(f) Commencing on January 1, 1993, for each Royalty Unit, comprised of thirty three (33) Typefaces, 23 in Intellifont format and 10 In TrueType format, contained in Section 17 (g) and distributed on ROM/IC CARD media, there will be a /*Confidential Treatment Requested*/ royalty per product.

(g) Customer reserves the right to substitute other Typefaces for the Typefaces contained in Section 17 (a) through (h) above. There shall be no additional cost for such substituted Typefaces of equal value. Substituted Typefaces which are not of equal value and which are third party Royalty-bearing Typefaces are subject to a higher Royalty to be negotiated in good faith by Agfa and Customer.

(h) Customer, at its option, may license additional Typefaces for resident and non-Resident inclusion in its Product(s). Changes made to the Unit Royalty definitions contained in Section 17 (a), (b), (c), (d), (e), (f), (g) and (h) above will require a separate royalty schedule which will be negotiated in good faith by Customer and Agfa. Royalties due Agfa will be based on a combination of Agfa’s designated royalty per typeface plus third party royalties. ITC and/or Monotype will be subject to the then current Typeface Royalty for ITC and Monotype Typefaces. Non-ITC and Monotype, third party Royalty-bearing Typefaces, will be subject to an additional Royalty of /*Confidential Treatment Requested*/ of Agfa’s received royalty per Typeface.

23. Summary of Fees To Be Paid by Lexmark to Agfa for Addendum No. 2. Below are the Prepaid Royalty payments, Development Fees and License Fees required under this Addendum:

Development Fees/Prepaid Royalties:

UFST	/*Confidential Treatment Requested*/ (Due on invoice after execution of Addendum)
Typefaces	/*Confidential Treatment Requested*/ (Due on invoice after execution of Addendum)

21	Confidential

Prepaid Royalties	/*Confidential Treatment Requested*/ (See Addendum Section 21 (b))
Total	/*Confidential Treatment Requested*/
Scalable Font Printer Driver	/*Confidential Treatment Requested*/ (Due on invoice, if Customer elects to develop driver utilizing UFST/Intellifont Technology)

Balance of Prepaid Royalties Due In 1993:

/*Confidential Treatment Requested*/ (See Addendum Section 21 (b))

Total Fees - Addendum No. 2:

/*Confidential Treatment Requested*/ (If Customer elects not to develop driver utilizing UFST/Intellifont Technology)

24. Schedule 3 – Description of Data Software and Deliverables. Add the following paragraph:

“The Universal Font Scaling Developer’s Kit is shipped in three different modules. The base module contains general information and software to integrate the UFST subsystem for Intellifont. The other two modules are optional items containing the software for integrating the additional font scaling formats: TrueType and/or PostScript Type 1. A UFST Developer’s Kit will include the base module and one or more of the optional modules based on the Customer’s specific request:

Base Module

Universal Font Scaling Technology Technical Reference Manual

Intellifont Subsystem Code; 1-4, MS-DOS 5 1/4”- 1.2Mb Diskettes

Intellifont Font Data; 1-5, MS-DOS 5 1/4”- 1.2Mb Diskettes

Optional Modules

UFST PostScript Code; 1 MS-DOS 5 1/4” - 1.2Mb Diskette

UFST PostScript Font Data; 1 MS-DOS 5 1/4 - 1.2Mb Diskette

UFST TrueType Code; 1 MS-DOS 5 1/4” - 1.2Mb Diskette

UFST TrueType Font Data; 2 MS-DOS 5 1/4” - 1.2Mb Diskettes

Appendix

Appendix A: Agfa Intellifont Character Glyph List

Appendix B: Agfa PostScript Character Glyph List

Appendix C: Agfa TrueType Character Glyph List

22	Confidential

Appendix D: PostScript Encapsulated Outline Format

Appendix E: PCL Encapsulated TrueType Outline Format

Intellifont subsystem Version 3.01

Intellifont Bug Report Form

Notes: TrueType Type Software based on the Apple/Microsoft TrueType Specification

Type 1 Software based on the Adobe Type 1 Format Specification”

25. Schedule 10. Delete Schedule 10 of the original agreement in its entirety and replace with a new Schedule 10 set forth in Exhibit B.

This Agreement is executed and shall be effective this 16th day of December 1992. Except as expressly amended hereby, the “Intellifont Software and Type Software Agreement” is hereby reaffirmed and remains in full force and effect.

AGFA DIVISION MILES INC.	LEXMARK INTERNATIONAL, INC.

/s/ Robert M. Givens	/s/ Ronald E. Bingham
Signature	Signature

Vice President	Bus. Area Mgr.
Title	Title

Robert M. Givens	Ronald E. Bingham
Print Name	Print Name

23	Confidential

EXHIBIT A.

(See Attached)

UFST documentation titled “UFST 1.1 Technical Reference Manual” released on October 26th, 1992 and shipped to Customer on November 30th, 1992.

24	Confidential

EXHIBIT B.

SCHEDULE 10

Guidelines for the Representation of Agfa Division, Miles Inc.

UFST and/or Intellifont-Based Products

Agfa and Intellifont/UFST Logo(s)

The company logo consisting of the name AGFA, in uppercase letters, followed by the Agfa Rhombus. Agfa Division, Miles Inc. will provide artwork of the Agfa Rhombus in various sizes. Please note that the Rhombus should always be accompanied by the name AGFA, immediately preceding it.

Agfa recommends that software products that incorporate Intellifont or Universal Font Scaling Technology (UFST) or type display the Intellifont/UFST logo on the spine, specification sheet, and cover of packaging, as well as on diskettes and documentation. Hardware products may display the Intellifont/UFST logo on printer boxes, end user guides, or other point of sale literature or manuals.

Agfa shall provide Customer with black and white artwork of the Intellifont, UFST and Agfa logos in a variety of sizes. Logos may not be altered in any way. Agfa logos typically appear without trademark symbols but accompanied by a citation. If space prohibits the inclusion of a citation for a logo, then the appropriate trademark symbol must be used with the logo.

Product and Company Names

Intellifont type should always be referred to as Intellifont Scalable Typefaces, the scaling technology as Intellifont® or Universal Font Scaling Technology, the end-user font management product(s) as Type Director® and Intellifont®-for-Windows. The correct company name is Agfa Division, Miles Inc. After the initial reference, however, subsequent mentions do not need to include the word Division. Universal Font Scaling Technology™ can be referred to as UFST™.

Press Releases

Initial announcement news releases for UFST and/or Intellifont-based printers should state that the product utilizes UFST and/or Intellifont scaling technology from Agfa. Releases for any products that include Intellifont typefaces should acknowledge that the fonts are licensed from Agfa. Typeface names must be correctly represented. (Please see the current Agfa Intellifont Scalable Typeface brochure for correct spellings, CG prefixes, etc.).

Marketing Collateral and Advertising

The first and most prominent use of an Agfa trademark in each item must be followed by the designation ® after each registered trademark, and the designation n or equivalent notice after each unregistered trademark, provided, however, that a prominent listing of trademarks near the front of any publication shall be a sufficient designation of any trademark listing. Corresponding Trademark Citations must be provided (see below).

25	Confidential

Product Packaging

The first and most prominent use of an Agfa trademark on each product package must be followed by the designation ® after each registered trademark, and the designation ™ or equivalent notice after each unregistered trademark. Corresponding Trademark Citations must be provided (see below).

Typeface Prefixes

Agfa does not require a trademark symbol for the CG prefix, but does require a citation.

Trademark Citations

Scalable type outlines are licensed from Agfa Division, Miles Inc. Agfa and the Agfa Rhombus are registered trademarks of Agfa-Gevaert, AG. CG, Garth Graphic, Intellifont, Type Director, (®) registered trademarks, and Universal Font Scaling Technology, UFST, Shannon, CG Triumvirate are (™) trademarks of Agfa Division, Miles Inc. CG Bodoni, CG Century Schoolbook, CG Goudy Old Style, CG Melliza, Microstyle, CG Omega, and CG Palacio are products of Agfa Division, Miles Inc. CG Times, based on Tunes New Roman under license from The Monotype Corporation plc, is a product of Agfa Division, Miles Inc.

TrueType is a registered trademark of Apple Computer, Inc. The Type 1 processor resident in UFST is under license from Pipeline Associates, Inc.

Other Citations

Univers is a registered trademark of Linotype AG and/or its subsidiaries. Letraset is a registered trademark, and Aachen, Revue and University Roman are trademarks of Esselte Pendaflex Corporation. Futura is a registered trademark of Fundicion Tipografica Neufville, S.A.

ITC Avant Garde Gothic, ITC Benguiat, ITC Bookman, ITC Century, ITC Cheltenham, ITC Clearface, ITC Galliard, ITC Korinna, ITC Lubalin Graph, ITC Souvenir, ITC Tiepolo, ITC Zapf Chancery, and ITC Zapf Dingbats are registered trademarks of International Typeface Corporation. Anal, Albertus, Gill Sans and Times New Roman are registered trademarks and Mono” Baskerville is a trademark of The Monotype Corporation plc. Hiroshige and Marigold are trademarks of AlphaOmega Typography, Inc. Antique Olive is a trademark of Monsieur Marcel OLIVE. Wingdings™ is a trademark of Microsoft Corporation.

26	Confidential

ADDENDUM NO. 3

To The Intellifont Software and Type Software

Agreement Agreement No. 1291-D93

This is an Addendum, entered into this 28th day of July, 1993, to that certain Intellifont and Type Software Agreement, Agreement No. 1291-D9 3 (“Agreement”) dated August 15th, 1991, by and between Agfa Division of Miles Inc. (“Agfa”) and Lexmark International, Incorporated (“Customer”). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Agreement and the prior Addendums thereto.

Whereas the parties desire to amend the Agreement, NOW, THEREFORE, it is mutually agreed to as follows:

1. The Royalties for the 25 Font Card, the 26 Font Card and the WordPerfect Font Card in Section 11 of Schedule 2, as amended by Addendum No. 1, are amended as follows:

“The Royalty for the 25 Font Card is /*Confidential Treatment Requested*/. The Royalty for the 26 Font Card is /*Confidential Treatment Requested*/. The Royalty for the WordPerfect Font Card is /*Confidential Treatment Requested*/.”

2. The Royalties for the 25 Font Card, the 26 Font Card and the WordPerfect Font Card shall not be subject to the additional Typeface Royalties described in paragraph 2, Section 11 of Schedule 2 of the Agreement.

Except as expressly amended hereby, the “Intellifont Software and Type Software Agreement” is hereby reaffirmed and remains in full force and effect.

This Agreement is executed and shall be effective this 31st day of March 1993.

AGFA DIVISION MILES INC.	LEXMARK INTERNATIONAL, INC.

/s/ Robert M. Givens	/s/ Ronald E. Bingham
Signature	Signature

Vice President	Dev. Operations Mgr.
Title	Title

Robert M. Givens	Ronald E. Bingham
Print Name	Print Name

1

File Name: JG-80-WP9	Revised: 9/30/94

ADDENDUM NO. 4

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont and Type Software Agreement, Agreement No. 1291-D93 as amended from time to time (“Agreement”) dated August 15, 1991, by and between Agfa Division of Miles Inc. (“Agfa”) and Lexmark International, Incorporated (“Customer”).

WHEREAS Agfa has developed certain technology described in Sections 1(ao) through 1(aq) below and for the purposes of this Addendum is defined and referred to as the Licensed Software; and

WHEREAS Customer desires to obtain a license to use, reproduce and distribute t to End Users, Customer Distributors, Customer OEMs, Customer Developers and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree as follows:

1. Definitions. Add the following new definitions to Section 1 of the amended Agreement.

ao) UFST Converter - the proprietary Agfa Software Program and associated documentation which converts Intellifont, TrueType and Type One typefaces into PCLEO, PCLETTO, and PSEO downloadable format typefaces and described in the documents titled “UFST PCLexo Generator Developer’s Manual” and “The Font Converter Users Guide”.

ap) Customer Developer - an original equipment manufacturer contractually authorized by Customer to develop and distribute such manufacturer’s own font, imaging, and printing technology products incorporating Intellifont or UFST and Type Software.

aq) TrueType Screen Fonts - a single disk, font management executable program consisting of Agfa’s LaserJet 4 and LaserJet 4L compatible Typefaces in a compressed TrueType format and Agfa’s custom installation utilities for Windows 3.1. This s a screen font solution for Customer Products or Customer Developer product(s) incorporating Intellifont or UFST Software and the LaserJet 4 compatible Type Software only.

2. License Grant. Add the following items (h), Customer Developer(s), (i), TrueType Screen Fonts, (j), UFST Converter, and (k), Third Party Developer(s), to Section 2, License, of the Agreement:

(h) Customer Developer(s) - Agfa hereby grants to Customer the right to grant Customer Developer(s) with a Sublicense to use, reproduce, and distribute, subject to the Sublicense provisions of the Agreement, partial or complete versions of the Licensed Software, including any object code versions of Updates or Derivative Works thereof, to End Users for use with Customer Developer’s font, imaging and printing technology products.

1	Confidential

Customer may ship object code version of the Licensed Software to Customer Developer as long as Customer discloses the identity of Customer Developer to Agfa in writing prior to shipment and the Customer Developer has executed a Confidential Disclosure Agreement substantially similar to the one contained in Exhibit B of this Addendum.

Such distribution shall be subject to the Royalties set forth in Exhibit A, except that distribution solely of the UFST Converter as described in Section 2 (j) shall be Royalty free.

(i) TrueType Screen Fonts - Agfa hereby grants to Customer /*Confidential Treatment Requested*/, nonexclusive, worldwide License to (a) use, produce, and copy TrueType Screen Fonts in conjunction with Customer’s font, imaging and printing technologies products; and (b) to distribute, subject to the sublicense provisions described in Section 3 of the Agreement, TrueType Screen Fonts in object code only, to End Users directly and through authorized Customer Distributors and/or Customer OEMs, in conjunction with Customer Products incorporating Intellifont or UFST Software and Type Software.

(j) UFST Converter - Agfa hereby grants to Customer a non-exclusive, worldwide License to:

Distribute, market or otherwise transfer the UFST Converter, in object code only, to End Users directly and through authorized Customer Distributors and/or Customer OEMs. Notwithstanding any provision of this Agreement to the contrary, this License to distribute the UFST Converter shall be /*Confidential Treatment Requested*/ provided the following conditions are met:

a) The UFST Converter must be distributed only:

(i) with Customer Product(s) that incorporate Intellifont, UFST or at least one component of UFST within a Customer PDL;

(ii) on Customer Bulletin Board;

(iii) on Compuserve Boards or other similar services; or

(iv) Bundled with software applications distributed by Customer independent software vendors, value added resellers (VARs) or operating system developers or manufacturers.

Notwithstanding anything herein to the contrary, all other licensed software licensed by Agfa to Customer pursuant to the Agreement other than the UFST Converter may be distributed only by sublicense as set fort in Section 3 of the Agreement.

b) Customer will use its best efforts to ensure that Customer End Users accessing the UFST Converter have purchased, or will purchase, Customer Product(s) that incorporate Intellifont, UFST or at least one component of UFST. This provision shall apply to all means of access other than Customer Bulletin Board, Compuserve, and other related services.

Confidential

c) Customer agrees that Agfa reserves the right to charge a Development Fee if Customer requests in writing, engineering work to satisfy Customer’s technical specifications. In the event Customer distributes the UFST Converter other than as set forth in Sections 2(j)(a), (i) through (iv), Agfa reserves the right to charge a License Fee.

(k) Third Party Developers - Agfa hereby grants to Customer the right to have used, have reproduced, and have modified, Intellifont, UFST, UFST Font Installer/Converter, and to have used, to have reproduced, the Type Software by any third party(ies) (“Third Party Developer(s)”) provided one of the following conditions is met: the Third Party Developer (i) executes a Non-Disclosure Agreement containing terms and conditions substantially similar to those contained in Paragraph 20 of the Agreement, (ii) is authorized by a written agreement of Customer and Agfa, (iii) has executed a Non-Disclosure Agreement with Agfa directly, or (iv) is an Agfa authorized licensee (such as, for example, Phoenix Technologies, Ltd.).

3. Fees and Royalties - Customer agrees to pay Agfa the License Fees and Royalties set forth in Schedule 2 as amended hereby and pursuant to the Agreement.

4. Payments. Section 23 of the Agreement is amended as follows:

Wire Transfer Information:

FIRST NATIONAL BANK OF BOSTON

BOSTON, MA 02110, U.S.A.

ABA # /*Confidential Treatment Requested*/

FOR CREDIT TO MILES INC., ACCT. #/*Confidential Treatment Requested*/

SWIFT ID /*Confidential Treatment Requested*/

5. Copyrights & Trademarks.

a) Agfa hereby grants Customer the right to use the trademarks “Agfa”, “Intellifont”, “Universal Font Scaling Technology”, “UFST”, and “Type Director”, and the “Agfa Rhombus” and the “UFST logo” in advertising, promotion and sublicensing of Customer Products incorporating the Licensed Software in accordance with Agfa’s policies regarding trademark usage for materials originated a commercially reasonable time after Agfa’s written communication to Customer of such policies.

b) The trademarks and trade names under which Agfa markets the UFST and Type Software are all exclusive property of Agfa or its licensor(s). The copyright notices, name and/or labels on UFST and Type Software, or any part thereof, must be displayed and may not be removed by Customer without the prior written approval of Agfa.

Customer must include the printed notice “Copyright© 1989, 1991, 1994. Agfa Division, Miles Inc. All rights reserved.”, © 1989 - 1994, Miles Inc.”, where space for the preceding notice is not available on products containing UFST and Type Software where space on the product label permits such notices for all copyright material embedded in said product.

c) Customer will include one of the following notations in the published technical specification for each Customer printer announced for general availability within a commercially reasonable time after execution of this Addendum No. 4 that contains one or more of the Intellifont, UFST, or UFST Font Converter/Installer technologies:

Confidential

“Contains Intellifont® under license from Agfa Division, Miles Inc.”

“Contains Universal Font Scaling Technology® or [Contains UFST®] under license from Agfa Division, Miles Inc.”

“Contains Universal Font Scaling Technology’® or [Contains UFST®] Converter/Installer under license from Agfa Division, Miles Inc.”

The following trademark notations apply to the trademarks listed:

“Universal Font Scaling Technology, UFST, Intellifont, Type Director, Agfa, Agfa Rhombus, and the UFST logo are all trademarks of Agfa Division of Miles Inc. and/or its affiliated companies”

6. Schedule 2 - Development Fees/Type Software. Replace “forty-five (45)” with “forty-six (46)” in the heading of Schedule 2, subparagraph 1(d) of the Agreement and add the following at the end of Schedule 2 subparagraph l(d) of the amended Agreement:

“46. ITC Zapf Dingbats Intellifont            /*Confidential Treatment Requested*/”

7. Schedule 2 - Development Fees/Type Software. The following will be added to the end of Section 17 of Schedule 2 of the Agreement:

“(i) Customer shall pay to Agfa /*Confidential Treatment Requested*/ License Fee and royalty for the following Type Software. Pursuant to this Schedule of the Agreement, Customer is paying a Royalty for the CG Times and Univers Type Software. Agfa irrevocably waives any additional Royalties for the Type Software listed below. All other License Fees and Royalties will remain in effect.

Item	Typeface Name	Format
1.	Cyrillic/Latin CG Times	Intellifont
2.	Cyrillic/Latin CG Times Italic	Intellifont
3.	Cyrillic/Latin CG Times Bold	Intellifont
4.	Cyrillic/Latin CG Times Bold Italic	Intellifont
5.	Cyrillic/Latin Univers Medium	Intellifont
6.	Cyrillic/Latin Univers Medium Italic	Intellifont
7.	Cyrillic/Latin Univers Bold	Intellifont
8.	Cyrillic/Latin Univers Bold Italic	Intellifont
9.	Greek/Latin CG Times	Intellifont
10.	Greek/Latin CG Times Italic	Intellifont
11.	Greek/Latin CG Times Bold	Intellifont
12.	Greek/Latin CG Times Bold Italic	Intellifont
13.	Greek/Latin Univers Medium	Intellifont
14.	Greek/Latin Univers Medium Italic	Intellifont

Confidential

15.	Greek/Latin Univers Bold	Intellifont
16.	Greek/Latin Univers Bold Italic	Intellifont
17.	Eastern Europe/Latin CG Times	Intellifont
18.	Eastern Europe/Latin CG Times Italic	Intellifont
19.	Eastern Europe/Latin CG Times Bold	Intellifont
20.	Eastern Europe/Latin CG Times Bold Italic	Intellifont
21.	Eastern Europe/Latin Univers Medium	Intellifont
22.	Eastern Europe/Latin Univers Medium Italic	Intellifont
23.	Eastern Europe/Latin Univers Bold	Intellifont
24.	Eastern Europe/Latin Univers Bold Italic	Intellifont
25.	Turkish/Latin CG Times	Intellifont
26.	Turkish/Latin CG Time Italic	Intellifont
27.	Turkish/Latin CG Times Bold	Intellifont
28.	Turkish/Latin CG Times Bold Italic	Intellifont
29.	Turkish/Latin Univers Medium	Intellifont
30.	Turkish/Latin Univers Medium Italic	Intellifont
31.	Turkish/Latin Univers Bold	Intellifont
32.	Turkish/Latin Univers Bold Italic	Intellifont
33.	Arabic/Latin CG Times	Intellifont
34.	Arabic/Latin CG Times Bold	Intellifont
35.	Hebrew/Latin CG Times	Intellifont
36.	Hebrew/Latin CG Times Bold	Intellifont
37.	Greek Courier	Intellifont
38.	Greek Courier Italic	Intellifont
39.	Greek Courier Bold	Intellifont
40.	Greek Courier Bold Italic	Intellifont

8. Schedule 2 - License Fees. The following will be added to the License Fee section of Schedule 2 as subparagraph 9 of the Agreement:

“9. Customer shall pay to Agfa /*Confidential Treatment Requested*/ License Fee for the following Bit-Map fonts to be utilized in Lexmark Product(s).

Item	Typeface Name	Point Size	Pitch Size	Character Set
1.	Line Printer	8.5	16.67	2N ISO 8859/2 Latin 2
				5N ISO 8859/9 Latin 5
				9U Windows 3.0 Latin 1
				19U Windows 3.1 Latin 1
				9E Windows 3.1 Latin 2
				5T Windows 3.1 Latin 5
				17U PC-852 Latin 2
				9T PC-Turkish, Code Page 437T
				7J DeskTop
				10J PS Text

Confidential

13J Ventura International
14J Ventura US
6J Microsoft Publishing
12J Macintosh
5M PS Math
6M Ventura Math
8M Math-8
15U Pi Font
8U Roman-8
10U PC-8
11U PC-8 (Danish/Norwegian)
12U PC-850 Unutilized
ON ISO 8859-1 Latin 1 (ECMA-94)
1U Legal

9. Schedule 2 – Royalties. Add the following to Section 10, Royalty Unit - Resident Type Software, of Schedule 2 of the amended Agreement.

“(i) Commencing on the effective date of this Addendum, for each Royalty Unit, comprised of either Intellifont or UFST and forty six (46) Typefaces, 36 in Intellifont format including ITC Zapf Dingbats and 10 in TrueType format, contained in Schedule 2, subparagraph 1(d) sublicensed to an End-User, Customer Distributor, or Customer OEM there will be a Royalty of /*Confidential Treatment Requested*/ of Customer’s United States (U.S.) Product list price as of the end of the applicable quarter with a maximum Royalty of /*Confidential Treatment Requested*/ and a minimum Royalty of /*Confidential Treatment Requested*/ per Product.

(j) Commencing on the effective date of this Addendum, Customer shall have the right to distribute the licensed Software (eg., any of the Royalty Unit definitions above) to a Customer Developer subject to the Royalties based on the schedule listed in Exhibit A of this Addendum.

(k) Commencing on the effective date of this Addendum, for each Royalty Unit, comprised of an upgrade ROM/EPROM SIMM with UFST and forty six (46) Typefaces, 36 in Intellifont format including ITC Zapf Dingbats and 10 TrueType format, contained in Schedule 2, subparagraph 1(d), sublicensed to an End-User, Customer Distributor, Customer OEM or Customer Developer there will be an Royalty of /*Confidential Treatment Requested*/ per Product.

(l) Solely for the purpose of calculating the Royalty applicable to Customer OEM sublicensing, the List Price of the U.S. Customer Product that most closely resembles the OEM customer’s product shall be used.

Confidential

10. Summary of Fees to Be Paid By Lexmark to Agfa for Addendum No. 4. - Below are the /*Confidential Treatment Requested*/ Fees required under this Addendum:

Development Fees:

Custom Greek Courier Fonts + Agfa’s non-Latin Type Software	/*Confidential Treatment Requested*/

License Fee	/*Confidential Treatment Requested*/

Line Printer Bitmap/ *Confidential Treatment Requested*/ License Fee	/*Confidential Treatment Requested*/

Total Fees - Addendum No. 4:	/*Confidential Treatment Requested*/

This Addendum is agreed to and executed as of the 30th day of September, 1994.

AGFA DIVISION, MILES INC.	LEXMARK INTERNATIONAL, INC.

/s/ Robert M. Givens	/s/ Ronald E. Bingham
Signature	Signature

Robert M. Givens	Ronald E. Bingham
Print Name	Print Name

Vice President	Director, Site Operations
Title	Title

Confidential

EXHIBIT A.

The following royalties will apply in lieu of all other Royalties and fees for UFST and Type Software to sublicensing to Customer Developers’ only of Licensed Software unless Agfa and Customer agree upon lower royalties in writing on a case-by-case basis.

PCL 5 Emulation Pricing for the LaserJet III Family of Printers

Royalty Per Unit	Minimum Unit Commitment	Prepaid Royalties

/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

PCL 5e Emulation Pricing For the LaserJet 4 Family of Printers

Royalty Per Unit	Minimum Unit Commitment	Prepaid Royalties

/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

NOTE: All prepaid royalties are due at Customer Developer contract signing.

Confidential

The sole and exclusive remedy and the Customer’s sole and exclusive liability, for failure of the Customer Developer to achieve the minimum unit commitment is that the Customer Developer forfeits, and Agfa is permitted to keep the entire prepaid royalty amount.

Confidential

EXHIBIT B.

Agfa Division, Miles Inc.

Confidential Disclosure Agreement

Effective Date:            , 19

In order to protect certain confidential information and proprietary property which may be disclosed between them, Agfa Division, Miles Inc. (“Agfa”), Lexmark International, Inc. (“Lexmark”) individually and collectively as the (“Discloser(s)”) and                              (hereinafter referred to as “Recipient”) agree that:

1. The Discloser(s) of confidential information is (are):

Agfa via Lexmark (fill in “Discloser(s)”, (fill in “Discloser(s)”, “Recipient” or “both Parties”)

2. The parties’ representatives for receiving confidential information are:

Recipient:

3. The confidential information disclosed under this Agreement is described as:

Agfa Proprietary data, trade secrets, design approaches, technical documentation, the UFST Object Code (“Object Code”) and related technology. For purposes of the Agreement, “UFST” Object Code is described as the Object Code and associated documentation for Agfa’s UFST outline raw data font technology comprised of Intellifont font data, TrueType font data and Type One font data.

In order to qualify as and be protected under this Agreement as confidential information, such matter must be specifically identified as such in writing by Discloser(s).

4. Any information delivered in object code form will not be considered to be confidential under this agreement, Recipient agrees not to make any non-archival copies or to deliver or make copies available to any third party or to reverse translate confidential information and Object Code.

5. The Recipient shall use the confidential information only for the purposes of:

Internal development, testing and maintenance of printer control code for integration into font, imaging and printing technology products under sublicense from Lexmark.

6. The Recipient shall protect the disclosed confidential information and Object Code by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination or publication of the confidential information as the Recipient uses to protect its own confidential information.

Confidential

7. This agreement shall terminate on                              ,         . All obligations of confidentiality shall expire under this agreement three (3) years from the date of initial disclosure.

8. This Agreement imposes no obligation upon a Recipient with respect to confidential information and Object Code which (a) was in the Recipient’s possession before receipt from the Discloser(s); (b) is or becomes a matter of public knowledge through no fault of the Recipient; (c) is rightfully received by the Recipient form a third party without a duty of confidentiality; (d) was independently developed by the Recipient without the use of or access to the confidential information received from the Discloser(s).

9. Recipient also agrees not to divulge such confidential information and Object Code to third parties unless such disclosure is made in response to a valid order of a court or other governmental body or agency of the United States or of an individual State or is necessary to establish or to determine the extent of rights and obligations under this Agreement and, insofar as reasonably possible, impart or disclose such confidential information only to such of your employees, agents, or associates as have a “need to know”. As well, Recipient agrees not to copy of otherwise duplicate any confidential information or Object Code and to either destroy or return such information to the Discloser(s) within ten (10) days after request by the Discloser(s).

10. Moreover, Recipient shall not itself use, practice or exploit, without express written permission from the Discloser(s) except as permitted under Section 5 of this Agreement (i) the fact of this disclosure by the Discloser(s), or (ii) any confidential information and Object Code insofar as it is to be held in confidence by Recipient pursuant to this Agreement.

11. It is understood that nothing herein shall obligate the Discloser(s) to disclose to Recipient any particular information.

12. Neither party acquires any intellectual property rights under this Agreement other than as permitted to be exercised by Recipient under Section 5 of this Agreement.

13. The validity, performance, construction, and effect of this Agreement shall be governed by the substantive laws of the Commonwealth of Massachusetts.

14. The parties do not intend that any agency or partnership relationship be created between them by this Agreement.

Confidential

15. All additions or modifications to this Agreement must be made in writing and must be signed and dated by both parties.

AGFA DIVISION, MILES INC.		LEXMARK INTERNATIONAL, INC.

Address: 90 Industrial Way, MS # 90-2-4C		Address:
Wilmington, MA 01887

Signature:		Signature:

Name:	Robert M. Givens	Name:

Title:	Vice President	Title:

Date:		Date:

Recipient:

Address:

Signature:

Name:

Title:

Date:

Confidential

BAYER

September 19, 1995	AGFA Division

Bayer Corporation
90 Industrial Way Wilmington, MA 01887-3495 Phone: 508 658-5600

Mr. Walter Speed

Lexmark International, Inc.

740 New Circle Road, NW

Lexington, KY 40511

Dear Walt:

Please find below pricing for the printer models planned for release in the second half of 1995:

Notwithstanding the provisions to the contrary to Addendum No. 5 or any other Addendum of Agreement No. 1291-D93 dated August 15, 1991, between Agfa Division of Bayer Corporation and Lexmark International, Inc. Lexmark International, Inc. and the Agfa Division of Bayer Corporation hereby agree as follows:

1. The royalty of UFST 2.X and 26 PCL fonts in ROM is /*Confidential Treatment Requested*/.

2. The royalty of UFST 3.X (MicroType, Intellifont, TrueType, PostScript) and 45 PCL fonts in ROM, as set forth in Addendum No. 5, Section 7, Schedule 2, Paragraph (n), shall be /*Confidential Treatment Requested*/ for each Royal Unit contained in the laser printer models that Lexmark now plans to announce in the second half of 1995.

3. The royalty for UFST IX (MicroType, Intellifont, TrueType, PostScript) and 45 PCL fonts in ROM, and the Agfa Font Manager with a total of 96 fonts, as set forth in Addendum No. 5, Section 7, Schedule 2, Paragraph (o), shall be /*Confidential Treatment Requested*/ for each Royal Unit contained in the laser printer models that Lexmark now plans to announce in the second half of 1995.

Accepted and Agreed:

Agfa Division Bayer Corporation	Lexmark International, Inc.

/s/ Robert M. Givens	/s/ Ronald E. Bingham
Signature	Signature

October 9, 1995	September 25, 1995
Date:	Date:

Vice President	Director, Site Operations
Title	Title

Robert M. Givens	Ronald E. Bingham
Print Name	Print Name

Confidential

Lex 9/19/95-5

Addendum No. 5

February 5, 2007

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont and Type Software Agreement, Agreement No. 1291-D93 as amended from time to time (“Agreement”) dated August 15, 1991, by and between Agfa Division of Bayer Corporation (Agfa) and Lexmark International Incorporated (“Customer”).

WHEREAS Agfa has developed certain technology described in Sections 1 (at) through I (at) below and for the purposes of this Addendum is defined and referred to as the “Licensed Software”; and

WHEREAS Customer desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Customer Developers, Customer Distributors, Customer OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree as follows:

1. Definitions. Add the following new definitions to Section 1 of the amended Agreement.

ar) MicroType Software - will mean the proprietary Source Code, Object Code and associated documentation for Agfa’s outline font, hint-based compression technology.

as) Type Software - The typefaces listed in Exhibits B, C, D, and E here to which are licensed by Customer under this Addendum, and any amendments hereto, and all related documentation.

at) Agfa Font Manager(s) - Agfa’s proprietary font management program, which includes: UFST Font Installer/converter Software (Object Code, Source Code and associated documentation), 96 typefaces in MicroType and TrueType format, and MS Windows typeface install program (Object Code, Source Code and associated documentation).

2. License Grant. Add the following items (1) and (m) MicroType Software to Section 2, License, of the amended Agreement:

(1) MicroType Software- In consideration of the Royalties and License Fees set forth in Schedule 2, Agfa hereby grants to Customer the non-exclusive, worldwide license to (i) use, to have used and to reproduce, the Licensed Software and (ii) to sublicense and distribute and to have distributed the Licensed Software, directly and through Customer’s Distributors, Customer Developers, and OEMs, in object code form only, for use by the end-user with the Customer product. Agfa further grants Customer the right to modify and to have modified and to create Updates and Derivative Works of the Licensed Software; provided, however, Customer shall not have the rights to modify Type Software. Customer Distributors shall have only the limited right to distribute the Licensed Software by sublicense in accordance with the terms of the amended

1

Agreement, and shall not have the right to reproduce the Licensed Software. Customer Developers, and OEMs shall have the right to reproduce the Licensed Software. Customer shall not distribute or modify the Licensed Software except as provided in this Addendum.

Customer shall have the right to sublicense Third Party Developers with the right to use, reproduce, and modify the Licensed Software, for purposes of reproducing, developing, or distributing Customer Product as provided for in this Agreement. Customer shall obtain a written confidentiality agreement with Third Party Developer which contains, at a minimum the terms and conditions set forth in Section 20 of the Agreement.

(m) Customer will have the right to distribute and to have distributed the HQ3 font set (See Exhibit C), ITC Zaph Dingbats and Intellifont for Windows to all their customers who require these fonts.

3. Fee(s) and Royalties. Customer agrees to pay Agfa the License Fees and Royalties set forth in Schedule 2 of the Agreement as amended herein.

4. Trademarks and Copyrights. Delete Schedule 10 of Addendum No. 2 and replace with Schedule 10 (a) for any Customer Products announced a reasonable period of time after execution of this addendum.

Agfa hereby grants Customer the right to use the trademarks “MicroType” in advertising, promotion, and sublicensing of Customer Products incorporating the Licensed Software in accordance with Agfa’s policies regarding trademark usage for materials originated a commercially reasonable time after Agfa’s written communication to Customer of such policies.

5. Schedule 2 - Development Fees/Type Software. The following will be added to the end of Section 17 of Schedule 2 of the amended Agreement:

(ii) Customer shall pay Agfa, /*Confidential Treatment Requested*/ after the execution of Addendum 5 and upon Customer receipt of an Agfa invoice for MicroType Source Code and documentation.

(iii) In the event of election by Customer to receive the Agfa Font Manager Object Code, Source Code, and associated documentation, Customer shall pay Agfa, after execution of Addendum 5 and upon Customer receipt of an Agfa invoice, /*Confidential Treatment Requested*/.

(iv) Customer shall pay Agfa after execution of Addendum 5 and upon Customer receipt of an Agfa invoice, a total of, /*Confidential Treatment Requested*/ License Fee for the OEM rights to distribute the Four CG Times Bitmaps listed below:

CG Times 6 and 12 point

CG Times Italic 6 and 12 point

(v) Agfa will design for Customer, a custom version of the Courier font to the Customers specification at no additional development cost. Customer will have exclusive rights to the Courier font for distribution. There will be-no additional royalties payable with regard to this custom version provided that it is included with any set of standard fonts outlined in Section 7, (m), (n), (o), (p), (q), and (r) for which a royalty is payable.

2

6. Schedule 2 - Royalties. Add the following as item 9 (c):

“(c) A non-refundable advance against Royalties totaling /*Confidential Treatment Requested*/ is due for the Licensed Software on December 1,1995. One hundred percent of all royalties under this Agreement or any amendment/addendum hereto will be applied toward this advance. Upon depletion of this advance against royalties, Customer will pay royalties as specified in the amended Agreement.

7. Schedule 2 - Royalty Unit. Add the following to Section 10, Royalty Unit- Resident Type Software, of Schedule 2 of the amended Agreement.

(m) Laser: For each Royalty Unit, comprised of USFT 3.X (MicroType, Intellifont, TrueType, PostScript) and the twenty six (26) typefaces (see Exhibit B for the list of Typefaces), ROM resident within Customer’s Product, sublicensed to an End User, Distributor or OEM, there will be a Royalty of /*Confidential Treatment Requested*/ unless at least 3 months prior to the announcement of affected Customer Product, Agfa delivers a version of the twenty six (26) typefaces set forth above which is able to reside in 570K or less of printer memory, in which case the Royalty will be /*Confidential Treatment Requested*/. Customer would be required to notify Agfa of the appropriate royalty rate for the specific Customer Product no later than 60 days before first customer shipment of each Customer Product.

(n) Laser: For each Royalty Unit, comprised of USFT 3.X (MicroType, Intellifont, TrueType, PostScript) and the forty five (45) typefaces (see Exhibit B for the list of Typefaces), ROM resident within Customer’s Product, sublicensed to an End User, Distributor or OEM, there will be a Royalty of /*Confidential Treatment Requested*/ unless at least 3 months prior to the announcement of affected Customer Product, Agfa delivers a version of the forty five (45) typefaces set forth above which is able to reside in 990K or less of printer memory, in which case the Royalty will be /*Confidential Treatment Requested*/. Agfa and Customer shall, however, negotiate in good faith a reduction in the /*Confidential Treatment Requested*/ royalty, in the event that the cost savings of ROM memory chips is less than the Customer currently projects. Customer would be required to notify Agfa of the appropriate royalty rate for the specific Customer Product no later than 60 days before first customer shipment of each Customer Product.

(o) For each Royalty Unit comprised of the Agfa Font Manager with a total of 96 fonts listed in Exhibit E, which Customer distributes separately from or together with another Customer Product, for use with any of the Licensed Products described in subsections 7.0 (m), (n), (p), (r), or (u) herein sublicensed to an End User, Distributor, or OEM, there will be a royalty of /*Confidential Treatment Requested*/.

(p) Laser: For each Royalty Unit comprised of UFST 3.X (MicroType, Intellifont, TrueType, PostScript) and forty five (45) typefaces (see Exhibit B for the list of Typefaces), 39 PostScript Fonts (listed in exhibit D) ROM resident within Customer’s Product sublicensed to an End User, Distributor or OEM, there will be a Royalty of /*Confidential Treatment Requested*/

3

unless at least 3 months prior to the announcement of affected Customer Product, Agfa delivers a version of the forty five (45) typefaces set forth above which are able to reside in 990K or less of printer memory, and the thirty nine (39) typefaces set forth above are able to reside in 520K or less of printer memory, in which case the Royalty will be/*Confidential Treatment Requested*/. Agfa and Customer shall, however, negotiate in good faith a reduction in the /*Confidential Treatment Requested*/, in the event that the cost savings of ROM memory chips is less than the Customer currently projects. Customer would be required to notify Agfa of the appropriate royalty rate for the specific Customer Product no later than 60 days before first customer shipment of each Customer Product.

(q) Laser: For each Royalty Unit, comprised of USFT 2.X (Intellifont, TrueType, PostScript) and the twenty six (26) typefaces (see Exhibit B for the list of Typefaces), ROM resident within Customer’s Product, sublicensed to an End User, Distributor or OEM, there will be a Royalty of/*Confidential Treatment Requested*/.

(r) Laser: For each Royalty Unit comprises of UFST (Intellifont, TrueType, PostScript and MicroType) the thirty nine (39) Postscript fonts (listed in Exhibit D) ROM resident within Customer’s Product sublicensed to an End User, Distributor or OEM, there will be a Royalty of /*Confidential Treatment Requested*/ plus any additional NRE required for the additional 4 Lexmark specific fonts listed in Exhibit D.

(s) Inkjet: Customer shall pay Agfa a Royalty of /*Confidential Treatment Requested*/ per Inkjet Customer Product Royalty Unit comprised of UFST (with the Type I render only).

(t) HQ3 Font set, ITC Zaph Dingbats, Intellifont for Windows. Customer will /*Confidential Treatment Requested*/ to Agfa for the distribution of any of the HQ3 Font set, ITC Zaph Dingbats, Intellifont for Windows when distributed to Customers End User, Distributor, Customer Developer, or OEM.

(u) UFST 3.X Upgrades: For a Royalty Unit comprised of an upgrade from UFST 2.X (35 Intellifont and 10 TrueType) to a ROM/EPROM SIMM with UFST 3.X and forty five (45) Typefaces, forty four (44) in MicroType format, and one (1) in TrueType format contained in Schedule 2, subparagraph 7(n), sublicensed to an End User, Customer Distributor, Customer OEM or Customer Developer there will be /*Confidential Treatment Requested*/ per product. Customer will include the number of upgrades shipped in its quarterly reports.

8. Summary of Payments by Lexmark to Agfa for Addendum No. 5. - Below are the Prepaid Royalty payments, Development Fees and License Fees required under this Addendum:

4

Development Fees:

MicroType Source Code and Documentation	/*Confidential Treatment Requested*/

/*Confidential Treatment Requested*/License for Bitmaps	/*Confidential Treatment Requested*/

* Prepaid Advance Against Royalties	/*Confidential Treatment Requested*/ (Due December 1, 1995)

Total Payments - Addendum No. 5	/*Confidential Treatment Requested*/

Except as provided herein, all the terms and conditions of the Agreement shall apply with equal force and effect to the Licensed Software licensed hereunder.

Except as expressly amended hereby, the “Intellifont and Type Software Agreement” is hereby reaffirmed and remains in full force and effect.

This Addendum is executed and will be effective as of September 25, 1995.

AGFA DIVISION MILES INC.	LEXMARK INTERNATIONAL, INC.

/s/ Robert M. Givens	/s/ Ronald E. Bingham
Signature	Signature

Vice President, Typographic Systems	Director, Site Operations
Title	Title

Robert M. Givens 10/9/95	Ronald E. Bingham
Print Name	Print Name

5

EXHIBIT B

Type Software

Typeface Formats include MicroType (PCL Fonts), and TrueType

Item #	Typeface Name	Typeface Format	Development Fee
*1.	Coronet	MicroType	/*Confidential Treatment Requested*/

2.	Clarendon Condensed	MicroType	/*Confidential Treatment Requested*/

3.	Marigold	MicroType	/*Confidential Treatment Requested*/

*4.	Letter Gothic	MicroType	/*Confidential Treatment Requested*/

*5.	Letter Gothic Bold	MicroType	/*Confidential Treatment Requested*/

*6.	Letter Gothic Italic	MicroType	/*Confidential Treatment Requested*/

7.	Arial	MicroType	/*Confidential Treatment Requested*/

8.	Arial Bold	MicroType	/*Confidential Treatment Requested*/

9.	Arial Italic	MicroType	/*Confidential Treatment Requested*/

10.	Arial bold Italic	MicroType	/*Confidential Treatment Requested*/

11.	Times New Roman	MicroType	/*Confidential Treatment Requested*/

12.	Times New Roman Bold	MicroType	/*Confidential Treatment Requested*/

13.	Times New Roman Italic	MicroType	/*Confidential Treatment Requested*/

14.	Times New Roman Bold Italic	MicroType	/*Confidential Treatment Requested*/

15.	Symbol	MicroType	/*Confidential Treatment Requested*/

*16.	Wingdings	TrueType	/*Confidential Treatment Requested*/

*17.	CG Times	MicroType	/*Confidential Treatment Requested*/

*18.	CG Times Bold	MicroType	/*Confidential Treatment Requested*/

*19.	CG Times Italic	MicroType	/*Confidential Treatment Requested*/

*20.	CG Times Bold Italic	MicroType	/*Confidential Treatment Requested*/

6

21.	CG Omega	MicroType	/*Confidential Treatment Requested*/

22.	CG Omega Bold	MicroType	/*Confidential Treatment Requested*/

23.	CG Omega Italic	MicroType	/*Confidential Treatment Requested*/

24.	CG Omega Bold Italic	MicroType	/*Confidential Treatment Requested*/

*25.	Univers Medium	MicroType	/*Confidential Treatment Requested*/

*26.	Univers Bold	MicroType	/*Confidential Treatment Requested*/

*27.	Univers Medium Italic	MicroType	/*Confidential Treatment Requested*/

*28.	Univers Bold Italic	MicroType	/*Confidential Treatment Requested*/

*29.	Univers Medium Condensed	MicroType	/*Confidential Treatment Requested*/

*30.	Univers Bold Condensed	MicroType	/*Confidential Treatment Requested*/

*31.	Univers Medium Condensed Italic	MicroType	/*Confidential Treatment Requested*/

*32.	Univers Bold Condensed Italic	MicroType	/*Confidential Treatment Requested*/

*33.	Antique Olive	MicroType	/*Confidential Treatment Requested*/

*34.	Antique Olive Bold	MicroType	/*Confidential Treatment Requested*/

*35.	Antique Olive Italic	MicroType	/*Confidential Treatment Requested*/

36.	Garamond Antiqua	MicroType	/*Confidential Treatment Requested*/

37.	Garamond Halbfett	MicroType	/*Confidential Treatment Requested*/

38.	Garamond Kursiv	MicroType	/*Confidential Treatment Requested*/

39.	Garamond Kursiv Halbfett	MicroType	/*Confidential Treatment Requested*/

*40.	Courier	MicroType/Intellifont	/*Confidential Treatment Requested*/

*41.	Courier Bold	MicroType	/*Confidential Treatment Requested*/

*42.	Courier Italic	MicroType/Intellifont	/*Confidential Treatment Requested*/

*43.	Courier Bold Italic	MicroType	/*Confidential Treatment Requested*/

7

*44.	Albertus Medium	MicroType	/*Confidential Treatment Requested*/

*45.	Albertus Extra Bold	MicroType	/*Confidential Treatment Requested*/

*Denotes 26 Font Solution

8

EXHIBIT C

HQ3 Characters

HQ3 Libraries:

ITC Zaph Dingbats

Brush

Park Avenue

Dom Casual

Revue Shadow

Garamond Halbfett

CG Times

CG Times Italic

CG Tunes Bold Italic

Univers

Univers Medium

Univers Medium Italic

Univers Bold

Univers Bold Italic

Plugins

9

EXHIBIT D

PostScript Fonts

1.	Arial
2.	Arial Bold
3.	Arial Bold Italic
4.	Arial Italic
S.	Arial Narrow
6.	Arial Narrow Bold
7.	Arial Narrow Italic
8.	Arial Narrow Bold Italic
9.	Book Antiqua
10	Book Antiqua Bold
11.	Book Antiqua Bold Italic
12.	Book Antiqua Italic
13.	Bookman
14.	Bookman Bold Italic
15.	Bookman Italic
16.	Bookman Bold
17	Century Gothic
18.	Century Gothic Bold
19.	Century Gothic Bold Italic
20.	Century Gothic Italic
21	Century Schoolbook
22.	Century Schoolbook Bold
23.	Century Schoolbook Bold Italic
24.	Century Schoolbook Italic
25.	Courier
26.	Courier Bold
27.	Courier Bold Italic
28.	Courier Italic
29.	Symbol
30.	Times New Roman
31.	Times New Roman Bold
32.	Times New Roman Bold Italic
33.	Times New Roman Italic
34.	Monotype Corsiva
35.	Monotype Sorts
*36.	Helvitica Light
*37.	Helvitica Light Oblique
*38.	Helvitica Black
*39.	Helvitica Black Oblique

*	Lexmark specific fonts

10

Exhibit E

Agfa Font Manager Fonts

1. Albertus Oblique	43. CG Times Bold	91. Symbol/1/
2. Albertus Bold	44. CG Times Bold Italic	92. Times New Roman/1/
3. Albertus Extrabold	45. CG Times Italic	93. Times New Roman Bold/1/
4. Albertus Medium	46. Clarendon	94. Times New Roman Bold Italic/1/
5. Antique Olive	47. Clarendon Bold	95. Times New Roman Italic/1/
6. Antique Olive Bold	48. Clarendon Bold Extended	96. Univers
7. Antique Olive Extra Bold	49. Clarendon Condensed	97. Univers Bold
8. Antique Olive Oblique	50. Cooper Black	98. Univers Bold Condensed
9. Arial	51. Cooper Black Italic	99. Univers Bold Condensed Italic
10. Arial Bold/1/	52. Coronet	100. Univers Bold Extended
11. Arial bold Italic/1/	53. Courier/1/	101. Univers Bold Extended Italic
12. Arial Italic/1/	54. Courier Bold/1/	102. Univers Bold Italic
13. Arial Narrow	55. Courier Bold Italic/1/	103. Univers Condensed
14. Arial Narrow Bold	56. Courier Italic/1/	104. Univers Condensed Italic
15. Arial Narrow Italic	57. Garamond Antiqua	105. Univers Extended
16. Arial Narrow Bold Italic	58. Garamond Halbfett	106. Univers Extended Italic
17. Bodini	59. Garamond Kursive	107. Univers Italic
18. Bodini Black	60. Garamond Kursive Halbfett	108. Univers Light Condensed
19. Bodini Bold	61. Gill Sans	109. Univers Light Condensed Italic
20. Bodini Bold Italic	62. Gill Sans Bold	110. Wingdings
21. Bodini Italic	63. Gill Sans Bold Condensed
22. Book Antiqua	64. Gill Sans Bold Condensed
23. Book Antiqua Bold	65. Gill Sans Condensed
24. Book Antiqua Bold Italic	66. Gill Sans Extrabold
25. Book Antiqua Italic	67. Gill Sans Italic
26. Bookman	68. Gill Sans Light
27. Bookman Bold Italic	69. Gill Sans Light Italic
28. Bookman Italic	70. Goudy Oldstyle
29. Bookman Bold	71. Goudy Oldstyle Bold
30. Century Gothic	72. Goudy Oldstyle Extrabold
31. Century Gothic Bold	73. Goudy Oldstyle Bold Italic
32. Century Gothic Bold Italic	74. Goudy Oldstyle Italic
34 Century Schoolbook	75. Graphos Bold (To be renamed)
35 Century Schoolbook Bold	76. Graphos (To be renamed)
36 Century Schoolbook Bold Italic	77. Graphos Bold Oblique (To be renamed)
37 Century Schoolbook Italic	78. Graphos Oblique (To be renamed)
38. CG Omega	79. Letter Gothic
39. CG Omega Bold	80. Letter Goth Bold
40. CG Omega Bold Italic	81. Letter Gothic Bold Italic
41. CG Omega Italic	82. Letter Gothic Italic
42. CG Times	83. Marigold
84. MicroStyle
85. MicroStyle Bold
86. MicroStyle Bold Extended
87. MicroStyle Extended
88. Monotype Corsivs
89. Monotype Sorts
90. Strider (To be renamed)

/1/	These fonts are shipped in TrueType format with Windows 3.1, Window ‘95 and will not be included as a MicroType Font.

11

Schedule 10(a)

Guidelines for the Representation of Agfa Division, Bayer Corporation,

UFST, MicroType, and Agfa Typeface Based Products – 10/25/94

In order to ensure proper adherence to these guidelines, Agfa Division of Bayer Corporation (“Agfa”) reserves the right to review and approve upon specific, timely request of Agfa but shall not unreasonably delay or withhold approval thereof - prior to production - all product packaging, advertising, marketing collateral, promotional material or press releases when Agfa technology is mentioned for products that utilize, Universal Font Scaling Technology (UFST), MicroType Font Compression Technology, Intellifont, TrueType, and Type I Font Scaling Technologies, and Agfa Typefaces.

Agfa Logo

In the event that the Customer elects to use the company logo (consisting of the name AGFA, in uppercase letters, followed by the Agfa Rhombus) on all product packaging, advertising, marketing collateral and promotional materials for products that utilize UFST, MicroType technology, or Agfa Typefaces it will comply with the provisions of this schedule. Agfa will provide stats of the Agfa Rhombus in various sizes. Please note that the Rhombus should always be accompanied by the name AGFA, immediately preceding it.

Trademarks

Appropriate trademark citations will be used in product packaging, advertising, marketing collateral and promotional materials for products that incorporate UFST®, Intellifont®, MicroType™ Font Compression technology, Type 1, TrueType, and Agfa Typefaces whenever these Agfa technologies are acknowledged or trademarks are used. (See Trademark Citations below.)

Trademarks citations are not required in press releases.

Company and Product Names

The correct company name is Agfa Division, Bayer Corporation. After the initial reference, however, subsequent mentions do not need to include the word Division or the term Bayer Corporation. Universal Font Scaling Technology® can be referred to as UFST®, MicroType Font Compression Technology can be referred to as MicroType™.

Press Releases

News releases mentioning UFST and MicroType based products may state that the product utilizes UFST and MicroType Font Compression Technology from Agfa. Releases for any products that include Agfa Typefaces may acknowledge that the fonts are licensed from Agfa Typeface names must be correctly represented.

12

Marketing Collateral and Advertising

Marketing collateral and advertising for any products incorporating UFST, MicroType, Agfa Typefaces may acknowledge this when Agfa Technology is mentioned. The first and most prominent use of an Agfa trademark must be followed by the designation ® after each registered trademark, and the designation Tm after each unregistered trademark provided, however that a prominent listing of trademarks near the front of any publication shall be a sufficient designation of any trademark listing. Corresponding citations must be provided (see below).

Product Packaging

All products utilizing UFST, MicroType, or Agfa Typefaces may be so identified on the exterior of product packaging, diskettes, and documentation. For the first and most prominent use of an Agfa trademark is used, it must be followed by the designation ® after each registered trademark, and the designation™ after each unregistered trademark. Corresponding citations must be provided (see below).

Trademark Citations

Scalable type outlines are licensed from Agfa Division of Bayer Corporation. Agfa and the Agfa Rhombus are registered trademarks of Agfa-Gevaert A.G.

CG, Compugraphic, Garth Graphic, Intellifont, Type Director, Universal Font Scaling Technology, UFST, are (®) registered trademarks, and MicroType, Shannon, CG Triumvirate are ™ trademarks of Bayer Corporation. CG Bodoni, CG Century Schoolbook, CG Goudy Old Style, CG Melliza, Microstyle, CG Omega, and CG Palacio are products of Bayer Corporation.

CG Times, based on Times New Roman under license from The Monotype Corporation plc, is a product of Bayer Corporation.

TrueType is a trademark of Apple Computer, Inc.

The Type I processor resident in UFST is under license from Pipeline Associates, Inc. Univers is a registered trademark of Linotype-Hell and/or its subsidiaries.

Letraset is a registered trademark, and Aachen, Revue and University Roman are trademarks of Esselte Pendaflex Corporation.

Futura is a registered trademark of Fundicion Tipografica Neufville, S.A.

ITC Avant Garde Gothic, ITC Benguiat, ITC Bookman, ITC Century, ITC Cheltenham, ITC Clearface, ITC Galliard, ITC Korinna, ITC Lubalin Graph, ITC Souvenir, ITC Tiepolo, ITC Zapf Chancery, and ITC Zapf Dingbats are registered trademarks of International Typeface Corporation.

Arial, Times New Roman, Albertus, Book Antiqua, Bookman Old Style, Corsiva, Sorts, Century Gothic, and Gill Sans are registered trademarks, and Monotype Baskerville is a trademark of The Monotype Corporation plc.

13

Hiroshige and Marigold are trademarks of AlphaOmega Typography, Inc.

Antique Olive is a trademark of Monsieur Marcel OLIVE.

Wingdings is a trademark of Microsoft Corporation.

14

LEX 6/20/96

ADDENDUM NO. 6

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont and Type Software Agreement, Agreement No. 1291-D93 as amended from time to time (“Agreement”) dated August 15, 1991, by and between Agfa Division of Bayer Corporation (Agfa) and Lexmark International Incorporated (“Customer”).

WHEREAS Agfa has developed certain technology described in Section 1 and for the purposes of this Addendum is defined and referred to as the “Licensed Software”; and

WHEREAS Customer desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Customer Developers, Customer Distributors, Customer OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree as follows:

1. Definitions. Replace the following new definitions to Section 1 of the amended Agreement.

(j) Derivative Work - A Derivative Work is a work which is based upon one or more pre-existing works, such a revision, modification, translation, abridgment, condensation, expansion, collection, compilation or any other form in which the pre-existing works may be recast, transformed, or adapted, and which, if prepared without authorization by the owner of the copyright in the preexisting work, would constitute a copyright infringement.

as) Type Software - The typefaces listed in Exhibits B, C, D, E, F and G here to which are licensed by Customer under this Addendum, and any amendments hereto, and all related documentation.

2. Fee(s) and Royalties. Customer agrees to pay Agfa the License Fees and Royalties set forth in Schedule 2 of the Agreement as amended herein. Add (n) Section 2 as follows:

(n) Derivative Works - Customer is granted license of the right to prepare or to have prepared Derivative Works based upon Agfa bitmap Typefaces and use such Derivative Works with Customer Products /*Confidential Treatment Requested*/.

3. Schedule 1- Customer Product(s). Add the following below item #6 in Schedule 1 of the Agreement:

7. Multi-Function Products.

1

4. Schedule 2 - Development Fees/Type Software. The following will be added to the end of Section 17 of Schedule 2 of the amended Agreement:

(vi) Customer shall pay Agfa, /*Confidential Treatment Requested*/ per bitmap up to, and not to exceed, a fee of /*Confidential Treatment Requested*/ for all bitmap fonts derived from a single Typeface outline. Once Customer has paid the maximum of/*Confidential Treatment Requested*/.

(vii) Customer has the right to distribute, /*Confidential Treatment Requested*/, MicroType to TrueType converter software as a screen font solution which matches ROM Resident Fonts for existing Customer Products.

(viii) Customer shall pay Agfa after execution of Addendum 6 and upon Customer receipt of an Agfa invoice, a one time fee of /*Confidential Treatment Requested*/ for the characters, in MicroType format, needed to support the additional languages as listed in Exhibit H. /*Confidential Treatment Requested*/ shall be payable for the distribution of such additional characters, provided that such characters are distributed with other Royalty bearing Typefaces or software.

5. Schedule 2 - Royalty Unit. Add and modify the following to Section 10, Royalty Unit-Resident Type Software, of Schedule 2 of the amended Agreement.

Modify (n) by adding at the end of the paragraph: “Notwithstanding the forgoing provisions of this Section (n), for Customer Products with engine speed at, or below, six (6) pages per minute, and resolutions of six hundred (600) dots per inch or less, the royalty will be /*Confidential Treatment Requested*/ per unit regardless of ROM savings.”

Replace (o) with the following. “For each Royalty Unit comprised of the Agfa Font Manager with a total of Zero (0) to Ninety Six (96) fonts listed in Exhibit E, which Customer distributes separately from or together with another Customer Product, for use with any of the Licensed Products described in Schedule 2, Sections (m), (n), (p), (r), (u), (x), (y), (z), (aa) and the 4039 10 Plus herein sublicensed to an End User, Customer Distributor, Customer OEM, or Customer Developer, there will be a Royalty of /*Confidential Treatment Requested*/ and for each additional TrueType font not listed on Exhibit E there will be an additional charge of /*Confidential Treatment Requested*/ per Typeface.

(v) Customer has the right to internally distribute and use up to /*Confidential Treatment Requested*/ of the Agfa Font Manager (Lexmark’s FontVision) at no Royalty to Agfa. These copies will be marked as “Lexmark International Internal Copy. Not for Resale.”

(w) Customer has the right to distribute the Agfa Font Manager as a “Trade Show Sample”. A “Trade Show Sample” shall consist of the Agfa Font Manager (Lexmark’s FontVision) with some number of fonts selected by Customer. For each copy distributed, Customer shall pay Agfa a Royalty of /*Confidential Treatment Requested*/ per Agfa Font Manager (Lexmark’s FontVision) plus /*Confidential Treatment Requested*/ per Typeface included with the Agfa Font Manager. This specific “Trade Show Sample” can not be sold for revenue by the Customer.

2

(x) Commencing on the effective date of this Addendum for each Royalty Unit comprised of an upgrade ROMIEPROM Simm with UFST and the Nineteen (19) Intellifont and TrueType Typefaces listed, but not marked (*) in Exhibit B, sublicensed to an End-User, Customer Distributor, Customer OEM, or Customer Developer, there will be a Royalty of /*Confidential Treatment Requested*/ per Product.

(y) For each Royalty Unit comprised of UFST 3.X (MicroType, Intellifont, PostScript and TrueType) and forty five (45) typefaces (see Exhibit B for the list of Typefaces), Eighteen (18) or more MicroType PostScript fonts (listed in Exhibit F) ROM resident within Customer s Product, sublicensed to an End User, Customer Distributor, Customer Developer or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/ plus any additional third party royalty obligation, provided that the total Royalty payable under this Section (y) shall not exceed Royalty in Schedule 2, Section (z). Customer is responsible to pay directly to the applicable third party royalties associated with the four (4) Times New Roman Typefaces listed in Exhibit G.

(z) For each Royalty Unit comprised of UFST 3.X (MicroType, Intellifont, PostScript, and TrueType) and forty five (45) typefaces (see Exhibit B for the list of Typefaces), Thirty-nine (39) PostScript fonts (listed in Exhibit G) ROM resident within Customer’s Product, sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/. Customer is responsible to pay directly to the applicable third party royalties associated with the four (4) Times New Roman Typefaces listed in Exhibit G.

(aa) For each Royalty Unit comprised of UFST 3.X (MicroType, Intellifont, PostScript, and TrueType) and forty five (45) typefaces (see Exhibit B for the list of Typefaces) and Seventeen (17) (marked with an *) of the Thirty-nine (39) PostScript fonts (listed in Exhibit G) ROM resident within Customer’s Product, sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/. Customer is responsible to pay directly to the applicable third party royalties associated with the four (4) Times New Roman Typefaces listed in Exhibit G.

Except as provided herein, all the terms and conditions of the Agreement as previously amended shall apply with equal force and effect to the Licensed Software licensed hereunder.

Except as expressly amended hereby, the “Intellifont and Type Software Agreement” as previously amended is hereby reaffirmed and remains in full force and effect.

3

This Addendum is executed and will be effective as of June 25, 1996.

AGFA DIVISION BAYER CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Robert M. Givens	/s/ Ronald E. Bingham
Signature	Signature

Vice President	Director, Site Operations
Title	Title

Robert M. Givens	Ronald E. Bingham
Print Name	Print Name

4

EXHIBIT B

Type Software

Typeface Formats include MicroType (PCL Fonts), and TrueType

Item #	Typeface Name	Typeface Format	Development Fee
*1.	Coronet	MicroType	/*Confidential Treatment Requested*/
2.	Clarendon Condensed	MicroType	/*Confidential Treatment Requested*/
3.	Marigold	MicroType	/*Confidential Treatment Requested*/
*4.	Letter Gothic	MicroType	/*Confidential Treatment Requested*/
*5.	Letter Gothic Bold	MicroType	/*Confidential Treatment Requested*/
*6.	Letter Gothic Italic	MicroType	/*Confidential Treatment Requested*/
7.	Axial	MicroType	/*Confidential Treatment Requested*/
8.	Axial Bold	MicroType	/*Confidential Treatment Requested*/
9.	Arial Italic	MicroType	/*Confidential Treatment Requested*/
10.	Ariel Bold Italic	MicroType	/*Confidential Treatment Requested*/
11.	Times New Roman	MicroType	/*Confidential Treatment Requested*/
12.	Times New Roman Bold	MicroType	/*Confidential Treatment Requested*/
13.	Times New Roman Italic	MicroType	/*Confidential Treatment Requested*/

5

14.	Times New Roman Bold Italic	MicroType	/*Confidential Treatment Requested*/
15.	Symbol	MicroType	/*Confidential Treatment Requested*/
*16.	Wingdings	TrueType	/*Confidential Treatment Requested*/
*17.	CG Times	MicroType	/*Confidential Treatment Requested*/
*18.	CG Times Bold	MicroType	/*Confidential Treatment Requested*/
*19.	CG Times Italic	MicroType	/*Confidential Treatment Requested*/
*20.	CG Times Bold Italic	MicroType	/*Confidential Treatment Requested*/
21.	CG Omega	MicroType	/*Confidential Treatment Requested*/
22.	CG Omega Bold	MicroType	/*Confidential Treatment Requested*/
23.	CG Omega Italic	MicroType	/*Confidential Treatment Requested*/
24.	CG Omega Bold Italic	MicroType	/*Confidential Treatment Requested*/
*25.	Univers Medium	MicroType	/*Confidential Treatment Requested*/
*26.	Univers Bold	MicroType	/*Confidential Treatment Requested*/
*27.	Univers Medium Italic	MicroType	/*Confidential Treatment Requested*/
*28.	Univers Bold Italic	MicroType	/*Confidential Treatment Requested*/
*29.	Univers Medium Condensed	MicroType	/*Confidential Treatment Requested*/

6

*30.	Univers Bold Condensed	MicroType	/*Confidential Treatment Requested*/

*31.	Univers Medium Condensed Italic	MicroType	/*Confidential Treatment Requested*/

*32.	Univers Bold Condensed Italic	MicroType	/*Confidential Treatment Requested*/

*33.	Antique Olive	MicroType	/*Confidential Treatment Requested*/

*34.	Antique Olive Bold	MicroType	/*Confidential Treatment Requested*/

*35.	Antique Olive Italic	MicroType	/*Confidential Treatment Requested*/

36.	Garamond Antiqua	MicroType	/*Confidential Treatment Requested*/

37.	Garamond Halbfett	MicroType	/*Confidential Treatment Requested*/

38.	Garamond Kursiv	MicroType	/*Confidential Treatment Requested*/

39.	Garamond Kursiv Halbfett	MicroType	/*Confidential Treatment Requested*/

*40.	Courier	MicroType	/*Confidential Treatment Requested*/

*41.	Courier Bold	MicroType	/*Confidential Treatment Requested*/

*42.	Courier Italic	MicroType	/*Confidential Treatment Requested*/

*43.	Courier Bold Italic	MicroType	/*Confidential Treatment Requested*/

*44.	Albertus Medium	MicroType	/*Confidential Treatment Requested*/

7

*45.	Albertus Extra Bold	MicroType	/*Confidential Treatment Requested*/

*Denotes 26 Font Solution

8

EXHIBIT C

HQ3 Characters

HQ3 Libraries:

ITC Zaph Dingbats

Brush

Park Avenue

Dom Casual

Revue Shadow

Garamond Halbfett

CG Times

CG Times Italic

CG Times Bold Italic

Univers

Univers Medium

Univers Medium Italic

Univers Bold

Univers Bold Italic

Plugins

9

Exhibit D

PostScript Fonts

1.	Axial

2.	Arial Bold

3.	Arial Bold Italic

4.	Arial Italic

5.	Arial Narrow

6.	Arial Narrow Bold

7.	Arial Narrow Italic

8.	Arial Narrow Bold italic

9.	Book Antiqua

10	Book Antiqua Bold

11.	Book Antiqua Bold Italic

12.	Book Antiqua Italic

13.	Bookman

14.	Bookman Bold Italic

15.	Bookman Italic

16.	Bookman Bold

17	Century Gothic

18.	Century Gothic Bold

19.	Century Gothic Bold Italic

20.	Century Gothic Italic

21	Century Schoolbook

22.	Century Schoolbook Bold

23.	Century Schoolbook Bold Italic

24.	Century Schoolbook Italic

25.	Courier

26.	Courier Bold

27.	Courier Bold Italic

28.	Courier Italic

29.	Symbol

30.	Times New Roman

31.	Times New Roman Bold

32.	Times New Roman Bold Italic

33.	Times New Roman Italic

34.	Monotype Corsiva

35.	Monotype Sorts

*36	Helvitica Light

*37	Helvitica Light Italic

*38	Helvitica Black

*39	Helvitica Black Italic

*	Lexmark specific fonts

10

Exhibit E

Agfa Font Manager Fonts

1. Albertus Medium	39. CG Omega Bold	79. Letter Gothic
2. Albertus Bold	40. CG Omega Bold Italic	80. Letter Gothic Bold
3. Albertus Extra Bold	41 CG Omega Italic	81. Letter Gothic Bold Italic
4. Albertus Medium Italic	42. CG Times	82. Letter Gothic Italic
5. Antique Olive	43. CG Times Bold	83. Marigold
6. Antique Olive Bold	44. CG Times Bold Italic	84. Microstyle
7. Antique Olive Italic	45. CG Times Italic	85. Microstyle Bold
8. Antique Olive Compact	46. Clarendon Book	86. Microstyle Extended
9. Arial[1]	47. Clarendon Bold	87. Micrustyle Extended Bold
10. Arial Bold	48. Clarendon Extended Bold	88. Monotype Corsiva
11. Arial Bold Italic[1]	49. Clarendon Condensed	89. Monotype Sorts
12. Arial Italic[1]	50. Cooper Black	90. Seattle
13. Arial Narrow	51. Cooper Black Italic	91. Symbol[1]
14. Arial Narrow Bold	52. Coronet	92. Times New Roman[1]
15. Arial Narrow Italic	53. Courier[1]	93. Tunes New Roman Bold[1]
16. Arial Narrow Bold Italic	54. Courier Bold[1]	94. Times New Roman Bold
17. Bodoni	55. Courier Bold Italic[1]	Italic[1]
18. Bodoni Black	56. Courier Italic[1]	95. Times New Roman Italic[1]
19. Bodoni Bold	57. Garamond Antique	96. Univers Medium
20. Bodoni Bold Italic	58. Garamond Halbfett	97. Univers Bold
21. Bodoni Italic	59. Garamond Kursiv	98. Univers Bold Condensed
22. Book Antiqua	60. Garamond Kursiv Halbfett	99. Univers Bold Condensed
23. Book Antiqua Bold	61. Gill Sans	Italic
24. Book Antique Bold Italic	62. Gill Sans Bold	100. Univers Extended Bold
25. Book Antique Italic	63. Gill Sans Condensed Bold	101. Univers Extended Bold
26. Bookman Old Style	64. Gill Sans Bold Italic	Italic
27. Bookman Old Style Bold	65. Gill Sans Condensed	102. Univers Bold Italic
Italic	66. Gill Sans Extra Bold	103. Univers Medium
28. Bookman Old Style Italic	67. Gill Sans Italic	Condensed
29. Bookman Old Style Bold	68. Gill Sans Light	104. Univers Medium
30. Century Gothic	69. Gill Sans Light Italic	Condensed Italic
31. Century Gothic Bold	70. Goudy Oldstyle	105. Univers Extended
32. Century Gothic Bold Italic	71. Goudy Oldstyle Bold	Medium
33. Century Gothic Italic	72. Goudy Oldstyle Extra Bold	106. Univers Extended
34. Century Schoolbook	73. Goudy Oldstyle Bold Italic	Medium Italic
35. Century Schoolbook Bold	74. Goudy Oldstyle Italic	107. Univers Medium Italic
36. Century Schoolbook Bold	75. Granite	108. Univers Light Condensed
Italic	76. Granite Bold	109. Univers Light Condensed
37. Century Schoolbook Italic	77. Granite Bold Italic	Italic
38. CG Omega	78. Granite Italic	110. Wingdings[1]

[1]	These Fonts are shipped on TrustType format with Windows 3.1. Windows ‘95 and will not be included as a MicroType font.

11

Exhibit F

Interim PostScript Fonts

	Front Name	Font Type
1.	Helvetica	Type 1
2.	Helvetica Bold	Type 1
3.	Helvetica Bold Italic	Type 1
4.	Helvetica Italic	Type 1
5.	Helvetica Narrow	Type 1
6.	Helvetica Narrow Bold	Type 1
7.	Helvetica Narrow Italic	Type 1
8.	Helvetica Narrow Bold Italic	Type 1
9.	Palatino	MicroType
10	Palatino Bold	MicroType
11.	Palatino Bold Italic	MicroType
12.	Palatino Italic	MicroType
13.	ITC Bookman	MicroType
14.	ITC Bookman Bold Italic	MicroType
15.	ITC Bookman Italic	MicroType
16,	ITC Bookman Bold	MicroType
17.	ITC Avant Garde	MicroType
18.	ITC Avant Garde Bold	MicroType
19.	ITC Avant Garde Bold Italic	MicroType
20.	ETC Avant Garde Italic	MicroType
21	Century Schoolbook	Type 1
22.	Century Schoolbook Bold	Type 1
23.	Century Schoolbook Bold Italic	Type 1
24.	Century Schoolbook Italic	Type 1
25.	Courier	Type 1
26.	Courier Bold	Type 1
27.	Courier Bold Italic	Type 1
28.	Courier Italic	Type 1
29.	Symbol	Type 1
30.	Times New Roman	MicroType
31.	Times New Roman Bold	MicroType
32.	Times New Roman Bold Italic	MicroType
33.	Times New Roman Italic	MicroType
34.	ETC Zaph Chancery Medium Italic	MicroType
35.	ITC Zaph Dingbats	MicroType
36.	Helvetica Light	Type 1
37.	Helvetica Light Italic	Type 1
38.	Helvetica Black	Type 1
39.	Helvetica Black Italic	Type 1

12

Exhibit G

PostScript Fonts

	Front Name	Font Type
1.	Helvetica	MicroType
2.	Helvetica Bold	MicroType
3.	Helvetica Bold Italic	MicroType
4.	Helvetica Italic	MicroType
5.	Helvetica Narrow	MicroType
6.	Helvetica Narrow Bold	MicroType
7.	Helvetica Narrow Italic	MicroType
8.	Helvetica Narrow Bold Italic	MicroType
9.	Palatino	MicroType
10	Palatino Bold	MicroType
11.	Palatino Bold Italic	MicroType
12.	Palatino Italic	MicroType
13.	ITC Bookman	MicroType
14.	ITC Bookman Bold Italic	MicroType
15.	ITC Bookman Italic	MicroType
16,	ITC Bookman Bold	MicroType
17.	ITC Avant Garde	MicroType
18.	ITC Avant Garde Bold	MicroType
19.	ITC Avant Garde Bold Italic	MicroType
20.	ETC Avant Garde Italic	MicroType
21	Century Schoolbook	MicroType
22.	Century Schoolbook Bold	MicroType
23.	Century Schoolbook Bold Italic	MicroType
24.	Century Schoolbook Italic	MicroType
25.	Courier	MicroType
26.	Courier Bold	MicroType
27.	Courier Bold Italic	MicroType
28.	Courier Italic	MicroType
29.	Symbol	MicroType
30.	Times New Roman	MicroType
31.	Times New Roman Bold	MicroType
32.	Times New Roman Bold Italic	MicroType
33.	Times New Roman Italic	MicroType
34.	ETC Zaph Chancery Medium Italic	MicroType
35.	ITC Zaph Dingbats	MicroType
36.	Helvetica Light	MicroType
37.	Helvetica Light Italic	MicroType
38.	Helvetica Black	MicroType
39.	Helvetica Black Italic	MicroType

13

Exhibit H

MicroType Scaleable Font Data

Support for Additional Languages

Typeface Description

Number of Characters Latin 6

Typeface Description	Latin 6	Cyrillic	Greek
Number of Characters	[40]	[95]	[70]

Courier	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

Courier Italic	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

Courier Bold	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

Courier Bold Italic	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

CG Times	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

CG Times Italic	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

CG Times Bold	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

CG Times Bold Italic	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

Univers Medium	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

Univers Medium Italic	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

Univers Bold	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

14

Univers Bold Italic	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

Letter Gothic	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

Letter Gothic Italic	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

Letter Gothic Bold	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

Letter Gothic Bold Italic	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

Subtotal	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

Total /*Confidential Treatment Requested*/

NA indicates “Not Available” for this release.

15

Lx121897

ADDENDUM NO. 7

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont and Type Software Agreement, Agreement No. 1291-D93 as amended from time to time (“Agreement”) dated August 15, 1991, by and between Agfa Division of Bayer Corporation (Agfa) and Lexmark International Incorporated (“Customer”).

WHEREAS Agfa has developed certain technology described in Section 1 and for the purposes of this Addendum is defined and referred to as the “Licensed Software”; and

WHEREAS Customer desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Customer Developers, Customer Distributors, Customer OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree as follows:

1. Definitions. Add the following new definitions to Section 1 of the amended Agreement.

as) Type Software - The Asian typefaces listed in Exhibit C here to which are licensed by Customer under this Addendum, and any amendments hereto, and all related documentation.

2. Fee(s) and Royalties. Customer agrees to pay Agfa the License Fees and Royalties set forth in Schedule 2 of the Agreement as amended herein.

3. Schedule 2 - Development Fees/ Type Software. The following will be added to the end of Section 17 of Schedule 2 of the amended Agreement:

(ix) Customer shall pay Agfa /*Confidential Treatment Requested*/ after execution of Addendum 7 and Customer election to use the Asian Compression of TrueType Module in Customer products, and upon Customer receipt of an Agfa invoice for Asian Compression of TrueType Module which will include /*Confidential Treatment Requested*/ the Asian Double-Byte Module.

(x) Customer shall pay Agfa /*Confidential Treatment Requested*/ per typeface for a total of 2 typefaces, listed in Exhibit C, after execution of Addendum 7 and upon Customer receipt of an Agfa invoice for/*Confidential Treatment Requested*/.

4. Schedule 2 – Royalty.

A non-refundable prepaid advance against Royalties totaling /*Confidential Treatment Requested*/ is due for the Asian typefaces listed in Exhibit C. One Hundred Percent (100%) of all royalties under this Addendum will be applied only to the Asian ROM based products.

1

5. Schedule 2 - Royalty Unit. Add and modify the following to Section 10, Royalty Unit-Resident Type Software, of Schedule 2 of the amended Agreement.

Replace (n) with “Laser: For each Royalty Unit comprised of UFST 3.X (MicroType, Intellifont, PostScript, and TrueType) and the forty-five (45) typefaces (see Exhibit A - Schedule) ROM resident within Customer’s Product, sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/. Notwithstanding the forgoing provisions of this Section (n), for Customer Products with engine speed at, or below, eight (8) pages per minute and resolutions of six hundred (600) dots per inch or less regardless of ROM savings there will be a Royalty of /*Confidential Treatment Requested*/.”

(ab) For each Royalty Unit comprised of UFST 3.X (MicroType, Intellifont, PostScript and TrueType) and forty-five (45) typefaces (see Exhibit A - Schedule 2), thirty-nine (39) typefaces (see Exhibit B - Schedule 2), and two (2) Asian typefaces (see Exhibit C - Schedule 2), ROM resident within a Customer’s Product, sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/. With regard to such Royalty Units, the Customer will not be responsible for any additional Royalty due to /*Confidential Treatment Requested*/, the source for Agfa for the Asian typefaces listed on Exhibit C. Agfa will be responsible for all sublicensing Royalties due to /*Confidential Treatment Requested*/.

(ac) For each Royalty Unit comprised of two (2) Asian typefaces (see Exhibit C for the list of Typefaces) ROM resident within Customer’s Product, sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/. With regard to such Royalty Units, the Customer will not be responsible for any additional Royalty due to /*Confidential Treatment Requested*/, the source for Agfa for the Asian typefaces listed on Exhibit C. Agfa will be responsible for all sublicensing Royalties due to /*Confidential Treatment Requested*/.

(ad) An “option only” for each Royalty Unit, as described in Section 5 (n), comprised of UFST 3.X (MicroType) and the ROM based forty-five (45) PCL Fonts listed in Exhibit A. As an option, the Host based Thirty-nine (39) PostScript Fonts listed in Exhibit B there will be a royalty of /*Confidential Treatment Requested*/.

(ae) For each Royalty Unit comprised of UFST 3.X (MicroType) with the ROM based forty-five (45) PCL Fonts listed in Exhibit A and the Thirty-nine (39) PostScript Fonts listed in Exhibit B, Lexmark can distribute, /*Confidential Treatment Requested*/ Royalty, the Lexmark FontVision product with the matching screen fonts.

(af) For each Royalty Unit comprised of the Forty-eight (48) fonts listed in Exhibit D, available from the Lexmark WEB site, to be downloaded to individual Host systems there will be a royalty of /*Confidential Treatment Requested*/. These fonts will be available only to Lexmark customers who have purchased a Lexmark printer which included the Lexmark FontVision product. Lexmark will provide a downloaded copy of the End User License attached to the WEB Fonts and will make it’s best effort to assure the fonts are available only to Lexmark customers who have registered their printers with Lexmark.

2

(ag) For each Royalty Unit comprised of a UNIX Host based PostScript RIP to drive Lexmark InkJet printers only, with UFST 3.X (MicroType) with the forty-five (45) PCL Fonts listed in Exhibit A and the Thirty-nine (39) PostScript Fonts listed in Exhibit B, there will be a royalty /*Confidential Treatment Requested*/.

(ah) For each Royalty Unit, as described in Section 5 (n), comprised of UFST 3.X (MicroType) with the forty-five (45) PCL Fonts ROM resident, listed in Exhibit A and the Seventeen (17) PostScript Fonts, data only with no typeface names seen by the End User on either Documentation or Screen, listed in Exhibit B, Superscript1, there will be a royalty of /*Confidential Treatment Requested*/.

(ai) For each Royalty Unit comprised of UFST 3.X (MicroType, Intellifont, PostScript and TrueType) and forty-five (45) typefaces (see Exhibit A - Schedule 2), thirty-nine (39) typefaces (see Exhibit B - Schedule 2), ROM resident within a Customer’s Product, sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/. Notwithstanding the forgoing provisions of this Section (ai), this Royalty Unit is for Customer Inkjet based Products only with engine speed at, or below, ten (10) pages per minute black and white and five (5) pages per minute color, and optical resolutions of one thousand two hundred (1,200) dots per inch or less.

Except as provided herein, all the terms and conditions of the Agreement as previously amended shall apply with equal force and effect to the Licensed Software licensed hereunder.

This Addendum is executed and will be effective as of 12/19/1997.

AGFA DIVISION BAYER CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Robert M. Givens	/s/ Timothy P. Craig
Signature	Signature

Vice President	Vice President & General Manager, New Product, Business Printer Div.
Title	Title

Robert M. Givens	Timothy P. Craig
Print Name	Print Name

3

Summary or Payments

by Lexmark to Agfa for technology described in Addendum #7

License Fees

Asian Compression for TrueType	/*Confidential Treatment Requested*/
Double-Byte Module	/*Confidential Treatment Requested*/

This License Fee (above) is due upon Customer election to use the Asian Compression of TrueType Module in Customer products

The Fees below are due upon execution of this Addendum and will be invoiced by Agfa with sixty (60) day terms for payment.

Development Fees	Asian Typeface (2 @ /*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
Prepaid Royalty for Asian Fonts		/*Confidential Treatment Requested*/
Total for this Addendum		/*Confidential Treatment Requested*/

4

Exhibit A - Schedule 2

Type Software

Typeface Formats include MicroType (PCL6 Fonts)

Item #	Typeface Name	Typeface Format
1.	Coronet	MicroType
2.	Clarendon Condensed	MicroType
3.	Marigold	MicroType
4.	Letter Gothic	MicroType
5.	Letter Gothic Bold	MicroType
6.	Letter Gothic Italic	MicroType
7.	Arial	MicroType
8.	Arial Bold	MicroType
9.	Arial Italic	MicroType
10.	Arial Bold Italic	MicroType
11.	Times New Roman	MicroType
12.	Times New Roman Bold	MicroType
13.	Times New Roman Italic	MicroType
14.	Times New Roman Bold Italic	MicroType
15.	Symbol	MicroType
16.	Wingdings	MicroType
17.	CG Times	MicroType
18.	CG Times Bold	MicroType
19.	CG Times Italic	MicroType
20.	CG Times Bold Italic	MicroType
21.	CG Omega	MicroType
22.	CG Omega Bold	MicroType
23.	CG Omega Italic	MicroType
24.	CG Omega Bold Italic	MicroType
25.	Univers Medium	MicroType
26.	Univers Bold	MicroType
27.	Univers Medium Italic	MicroType
28.	Univers Bold Italic	MicroType
29.	Univers Medium Condensed	MicroType
30.	Univers Bold Condensed	MicroType
31.	Univers Medium Condensed Italic	MicroType
32.	Univers Bold Condensed Italic	MicroType
33.	Antique Olive	MicroType
34.	Antique Olive Bold	MicroType
35.	Antique Olive Italic	MicroType
36.	Garamond Antiqua	MicroType
37.	Garamond Halbfett	MicroType
38.	Garamond Kursiv	MicroType
39.	Garamond Kursiv Halbfett	MicroType
40.	Courier	MicroType
41.	Courier Bold	MicroType

5

Item #	Typeface Name	Typeface Format
42.	Courier Italic	MicroType
43.	Courier Bold Italic	MicroType
44.	Albertus Medium	MicroType
45.	Albertus Extra Bold	MicroType

6

Exhibit B - Lexmark PostScript 39

Font Name

Font Type
1.	Helvetica[1]	MicroType
2.	Helvetica Bold[1]	MicroType
3.	Helvetica Bold Italic[1]	MicroType
4.	Helvetica Italic[1]	MicroType
5.	Helvetica Narrow[1]	MicroType
6.	Helvetica Narrow Bold[1]	MicroType
7.	Helvetica Narrow Italic[1]	MicroType
8.	Helvetica Narrow Bold Italic[1]	MicroType
9.	Palatino	MicroType
10.	Palatino Bold	MicroType
11.	Palatino Bold Italic	MicroType
12.	Palatino Italic	MicroType
13.	ITC Bookman	MicroType
14.	ITC Bookman Bold Italic	MicroType
15.	ITC Bookman Italic	MicroType
16.	ITC Bookman Bold	MicroType
17.	ITC Avant Garde	MicroType
18.	ITC Avant Garde Bold	MicroType
19.	ITC Avant Garde Bold Italic	MicroType
20.	ITC Avant Garde Italic	MicroType
21	Century Schoolbook	MicroType
22.	Century Schoolbook Bold	MicroType
23.	Century Schoolbook Bold Italic	MicroType
24.	Century Schoolbook Italic	MicroType
25.	Courier[1]	MicroType
26.	Courier Bold[1]	MicroType
27.	Courier Bold Italic[1]	MicroType
28.	Courier Italic[1]	MicroType
29.	Symbol[1]	MicroType
30.	Times New Roman[1]	MicroType
31.	Times New Roman Bold[1]	MicroType
32.	Times New Roman Bold Italic[1]	MicroType
33.	Times New Roman Italic[1]	MicroType
34.	ITC Zaph Chancery Medium Italic	MicroType
35.	ITC Zaph Dingbats	MicroType
36.	Helvetica Light	MicroType
37.	Helvetica Light Italic	MicroType
38.	Helvetica Black	MicroType
39.	Helvetica Black Italic	MicroType

[1]	These fonts are included in the configuration described in Item 5, Schedule 2 - Royalty Unit, (ah) of this Addendum.

7

EXHIBIT C

Type Software

Typeface Format - TrueType

	Item #Typeface Name	Typeface Format	Development Fee
1.	HG Mincho Light	TrueType	/*Confidential Treatment Requested*/
2.	HG Gothic Bold	TrueType	/*Confidential Treatment Requested*/

8

Exhibit D

Fonts for Lexmark Web Site

TrueType Format

1.	Albertus Bold

2.	Albertus Medium Italic

3.	Antique Olive Compact

4.	Bodoni

5.	Bodoni Black

6.	Bodoni Bold

7.	Bodoni Bold Italic

8.	Bodoni Italic

9.	Clarendon Book

10.	Clarendon Bold

11.	Clarendon Extended Bold

12.	Cooper Black

13.	Cooper Black Italic

14.	Gill Sans

15.	Gill Sans Bold

16.	Gill Sans Bold Italic

17.	Gill Sans Italic

18.	Gill Sans Condensed

19.	Gill Sans Condensed Bold

20.	Gill Sans Extra Bold

21.	Gill Sans Light

22.	Gill Sans Light Italic

23.	Goudy Old Style

24.	Goudy Old Style Bold

25.	Goudy Old Style Bold Italic

26.	Goudy Old Style Italic

27.	Goudy Old Style Extra Bold

28.	Granite

29.	Granite Bold

30.	Granite Bold Italic

31.	Granite Italic

32.	Letter Gothic Bold Italic

33.	Microstyle

34.	Microstyle Bold

35.	Microstyle Extended

36.	Microstyle Extended Bold

37.	Seattle

38.	Univers Extended

39.	Univers Extended Bold

40.	Univers Extended Bold Italic

41.	Univers Extended Italic

42.	Univers Light Condensed

43.	Univers Light Condensed Italic

9

44.	Harlow Solid

45.	Signet Roundhand

46.	Signs

47.	Slipstream

48.	Yearbook Outline

10

A83299

ADDENDUM NO. 8

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont and Type Software Agreement, Agreement No. 1291-D93 as amended from time to time (“Agreement”) dated August 15, 1991, by and between Agfa Corporation, formally known as Agfa Division of Bayer Corporation (Agfa) and Lexmark International Incorporated (“Customer”).

WHEREAS Agfa has developed certain technology described in Section 1 of the Agreement, and for the purposes of this Addendum is defined and referred to as the “Licensed Software”; and

WHEREAS Customer desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Customer Developers, Customer Distributors, Customer OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree that the Intellifont and Type Software Agreement dated August 15, 1991 shall be amended as follows:

1.	Schedule 1 shall be amended to include the following product: Any Lexmark printer which will be sold to Cable TV Customers that does not contain resident fonts, which will utilize the nine (9) typefaces listed in Exhibit A of this Addendum, resident on Cable providers’ server.

2.	Schedule 2, Section 8-Pre-Paid Royalty shall be modified to add the following:

“A non-refundable prepaid advance against Royalties totaling /*Confidential Treatment Requested*/ is due, 30 days after the first shipment of a printer listed in amended Schedule 1 to an End User by Lexmark. One Hundred Percent (100%) of all royalties under this Addendum will be applied only to the Cable TV Service Provider/Printer based products.”

3.	Schedule 2, Section 9 - Royalty Unit, shall be modified to add the following:

“For each Royalty Unit comprised of one (1) Lexmark printer (listed in amended Schedule 1) sold to a Cable TV Customer and therefore connected to a Cable TV Service Provider server with resident UFST X (MicroType) licensed hereunder and nine (9) typefaces listed in Exhibit A of this Addendum. Lexmark shall pay a Royalty /*Confidential Treatment Requested*/. Agfa and Lexmark agree to negotiate in good faith to reduce the per unit royalty when /*Confidential Treatment Requested*/ units are sold. In the event that the number of printer service subscriptions reported by Cable TV Service Providers decreases from the highest number reported in any quarter, neither Lexmark nor any Cable TV Service Provider shall be entitled to reimbursement or rebate of any royalties paid to Agfa in any previous quarter.”

1

Except as provided herein, all the terms and conditions of the Agreement as previously amended shall apply with equal force and effect to the Licensed Software licensed hereunder.

This Addendum is executed and will be effective as of May 13, 1999.

AGFA CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Robert M. Givens	/s/ Patrick King
Signature	Signature

Vice President	General Manager Inkjet Printers
Title	Title

Robert M. Givens	Patrick King
Print Name	Print Name

2

Exhibit A

Type Software

Typeface Formats in MicroType

Item #	Typeface Name	Typeface Format

1.	CG Times	MicroType
2.	CG Times Bold	MicroType
3.	CG Times Italic	MicroType
4.	CG Times Bold Italic	MicroType
5.	Univers Medium	MicroType
6.	Univers Bold	MicroType
7.	Univers Medium Italic	MicroType
8.	Univers Bold Italic	MicroType
9.	Courier	MicroType

3

A9080300

ADDENDUM NO. 9

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont and Type Software Agreement, Agreement No. 1291-D93 as amended from time to time (“Agreement”) dated August 15, 1991, by and between Agfa Monotype Corporation, formally known as Agfa Division of Bayer Corporation (Agfa) and Lexmark International Inc. (“Customer”).

WHEREAS Agfa has developed certain technology described in Section I of the Agreement, and for the purposes of this Addendum is defined and referred to as the “Licensed Software”; and

WHEREAS Customer desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Customer Developers, Customer Distributors, Customer OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree that the Intellifont and Type Software Agreement dated August 15, 1991 shall be amended as follows:

1. Definitions. Following definitions are hereby added to Section 1 of the Agreement.

at) The EuroFont Characters, used to denote Euro Currency, has been created in the required typeface sensitive designs for each font and Typeface.

aj) The following underlined terms shall be added at the end of Section, Universal Font Scaling Technology (UFST 4.X) “that offers the capability to process Intellifont, Type 1, TrueType, hinted Printer Command Language Encapsulated Outline (PCLEO) Type Software, Asian Compression for TrueType (ACT), MicroType 1 and MicroType 2 within a single application interface.”

2. Section 2, License Grant. The following item shall be inserted into Section 2 of the Agreement:

“(n) EuroFont Software - Customer will have the right to distribute and to have distributed the EuroFont Characters for no additional royalties or other payment of any type, including those described in Section 6, “Fees and Royalties”, except the Development Fee. No additional royalty shall be payable by Customer for the distribution of the EuroFont when provided to support printers with Agfa ROM resident technology.”

3. Schedule 2, Development Fees/Type Software. Shall be modified to add the following at the end of Section 17 of Schedule 2:

“(xi) Customer shall pay Agfa /*Confidential Treatment Requested*/ after the execution of Addendum #9 for the development of the Euro Font Characters to be typeface sensitive as mutually agreed.”

Schedule 2, Unit Royalty. Section 10, “Royalty Unit - Resident Type Software”, of Schedule 2 of the Agreement shall be modified as follows:

Replace the current Item (n) in its entirety with the following:

“Laser or Inkjet: For each Royalty Unit comprised of UFST 3X or 4X (MicroType 1 or 2, Intellifont, PostScript and TrueType) and the forty five (45) typefaces (See Exhibit C) ROM resident within the Customer Product, at or below ten (10) pages per minute. sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/.

For each Royalty Unit comprised of UFST 3X or 4X (MicroType 1 or 2, Intellifont, PostScript and TrueType) and the forty five (45) typefaces (See Exhibit C) ROM resident within the Customer Product, above ten (10) pages per minute, sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/.”

Replace the current Item (o) in its entirety with the following:

“For each Royalty Unit comprised of the Agfa Font Manager with a total of Zero (0) to Ninety Six (96) fonts listed in Exhibit H, which Customer distributes separately from or together with another Customer Product with a minimum of the forty-five (45) ROM resident typefaces (See Exhibit C), herein sublicensed to an End User, Customer Distributor, Customer OEM, or Customer Developer, there will be a Royalty of /*Confidential Treatment Requested*/ and for each additional TrueType font not listed on Exhibit E there will be an additional charge of /*Confidential Treatment Requested*/ per Typeface.”

Replace the current Item (z) in its entirety with the following:

“Laser or Inkjet: For each Royalty Unit comprised of UFST 3X or 4X (MicroType 1 or 2, Intellifont, PostScript and TrueType) and the forty-five (45) typefaces (See Exhibit C) with the Thirty-nine (39) PostScript Level 2 typefaces (See Exhibit D) ROM resident within the Customer Product, at or below ten (10) pages per minute sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/.

For each Royalty Unit comprised of UFST 3X or 4X (MicroType 1 or 2, Intellifont PostScript and TrueType) and the forty five (45) typefaces (See Exhibit C) with the Thirty-nine (39) PostScript Level 2 typefaces (See Exhibit D) ROM resident within the Customer Product, above ten (10) pages per minute sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/.”

Replace the current Item (q) in its entirety with the following:

“Laser or Inkjet: For each Royalty Unit, comprised of UFST 2.x/3.X/4.X (MicroType 1 or 2, Intellifont, TrueType, PostScript) and the twenty-six (26) typefaces (see Exhibit B for the list of Typefaces), ROM resident within the Customer Product, sublicensed to an End User, Distributor or OEM, there will be a Royalty of /*Confidential Treatment Requested*/.”

Replace the current Item (ae) in its entirety with the following:

“Laser or Inkjet: For each Royalty Unit comprised of UFST 3X or 4X (MicroType 1 or 2, Intellifont, PostScript and TrueType) with up to One Hundred Eight-one (181) typefaces (See Exhibit B) and including Gold Sans MM and Gold Serif MM, ROM resident within the Customer Product, Lexmark can distribute, for /*Confidential Treatment Requested*/ Royalty, the Lexmark FontVisioon product with the matching screen fonts.

Add Item:

(aj) “Laser or Inkjet: For each Royalty Unit comprised of UFST 4X (MicroType 1 or 2, Intellifont, PostScript and TrueType) and the One Hundred Eighty-one (181) typefaces (See Exhibit B) and including Gold Sans MM and Gold Serif MM, ROM resident within the Customer Product, at or below ten (10) pages per minute sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty /*Confidential Treatment Requested*/.

For each Royalty Unit comprised of UFST 4X (MicroType 1 or 2, Intellifont, PostScript and TrueType) and the One Hundred Eighty-one (181) typefaces (See Exhibit B) and include Gold Sans MM and Gold Serif MM, ROM resident within the Customer Product, above ten (10) pages per minute sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/.”

Add Item:

(ak) “Notwithstanding any other provision of this Agreement, solely for the Optra T610 and Optra T610N: Customer Product Royalty Unit comprised of UFST 4X (MicroType 1 or 2, Intellifont, PostScript and TrueType) and the One Hundred Eighty-one (181) typefaces (See Exhibit B) and including Gold Sans MM and Gold Serif MM, ROM resident within the Customer Product sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/.”

Add Item:

(al) “Notwithstanding any other provision of this Agreement, solely for the Optra M410 and Optra M410N series and printers based on the same engine as the Optra M410 and Optra M410N, (600 x 600 true resolution, 12 - 17 PPM): For each Customer Product Royalty Unit comprised of UFST 4X (MicroType 1 or 2, Intellifont, PostScript and TrueType) and the Forty-five (45) typefaces (See Exhibit C), the PostScript Thirty-nine (39) typefaces with the PostScript 3 Character Set (See Exhibit D), 25 Adobe PostScript 3 typefaces which provide only the use of the convergent fonts, but do not allow the End User to see any additional font names beyond the Lexmark Eighty-four (84) and include Gold Sans MM and Gold Serif MM, ROM resident within the Customer Product sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/. For a PostScript 3 Option to include the balance of One Hundred Thirty-six (136) typefaces listed in Exhibit B as items #1 - # 136 for the Customer Product only there will be a Royalty of /*Confidential Treatment Requested*/.”

Add Item:

(am) “To support Optional PDF printing Lexmark may distribute Gold Sans MM and Gold Serif MM, ROM resident within the Customer Product, sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM with /*Confidential Treatment Requested*/ payment to Agfa provided the product with this option includes an Agfa Royalty bearing PostScript font block.”

Add Item:

(an) For each Lexmark INA Card containing the Line Printer Font, Lexmark may distribute the Line Printer Font with /*Confidential Treatment Requested*/ payment to Agfa. This will allow users of the INA Card to print headers on pages, which are printed remotely since the Line Printer Font is resident in Lexmark Printers.

Add Item:

(ao) Lexmark may use the Corporate license for the Frutiger typeface to generate printer test pages with no Royalty or other payment to Agfa. This is understood that the test page is generated as a full-page bitmap and that the Frutiger typeface is not being used as outline technology.

Add Item:

(ap) For each Royalty Unit comprised of UFST 4X (MicroType 1 or 2) and the Eight (8) typefaces (See Exhibit E), restricted to the pitch and point size listed in Exhibit F, in regular and algorithmically produced bolding, ROM resident within Customer’s Inkjet Product sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/.

Add Item:

(aq) Laser or Inkjet: For each Royalty Unit comprised of UFST 3X or 4X (MicroType 1 or 2, Intellifont, TrueType and ACT) and the four (4) Chinese typefaces (See Exhibit G/Simplified) ROM resident within the Customer Product or for a Customer Product option, sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/.

For each Royalty Unit comprised of UFST 3X or 4X (MicroType 1 or 2, Intellifont, TrueType and ACT) and the three (3) typefaces (See Exhibit G J Traditional) ROM resident within the Customer Product or for a Customer Product option, sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/.”

4. Schedule 10 - Last revised as “Schedule 10 (a)” in Addendum #5, September 25, 1995, shall be replaced in its entirety with the following:

“Schedule 10

Guidelines for the Representation of Agfa Corporation, its products and technologies

In order to ensure proper adherence to these guidelines, Agfa Corporation (“Agfa”) reserves the right to review and approve upon specific. timely request of Agfa but shall not unreasonably delay or withhold approval thereof—prior to production—all product packaging, advertising, marketing collateral, promotional material or press releases when Agfa technology is mentioned for products that utilize Universal Font Scaling Technology™, (UFST™), UFSTi™, Intellifont® technology, Intellifont® Scalable Typefaces, Agfa Typefaces, MicroType® technology, MicroType® Typefaces, The Agfa Font Manager™, MicroType Express™ technology, Agfa Balanced Screening™, CristalRaster™, ColorTune™, Agfa Asian Compression for TrueType™ technology, EuroFont, and Type Director®.

Agfa Logo

In the event that the Customer elects to use the company logo (consisting of the name AGFA, in uppercase letters, followed by the Agfa Rhombus) on all product packaging, advertising, marketing collateral and promotional materials for products that use Universal Font Scaling Technology (UFST), UFSTi, products that utilize Intellifont technology, Intellifont Scalable Typefaces and Agfa Typefaces, MicroType Technology, MicroType Typefaces, the Agfa Font Manager, MicroType Express technology, Agfa Balanced Screening, CristalRaster, ColorTune, Agfa Asian Compression for TrueType technology it will comply with the provisions of this schedule, Agfa will provide stats of the Agfa Rhombus in various sizes. Please note that the Rhombus should always be accompanied by the name AGFA, immediately preceding it.

Agfa Trademarks

Appropriate trademark citations will be used in product packaging, advertising, marketing collateral and promotional materials for products that incorporate Universal Font Scaling Technology™ (UFST™), UFSTi™, Intellifont® technology, Intellifont® Scalable Typefaces, Type l, and Agfa Typefaces, MicroType® Technology, MicroType® Typefaces, Agfa Font Manager™, MicroType® Express, Agfa Balanced Screening™, CristalRaster™, ColorTune™, Agfa Asian Compression for TrueType™, EuroFont, Candid, Taffy and Type Director® whenever these Agfa technologies are acknowledged or trademarks are used. (See Trademark citations below).

Trademark citations are not required in press releases.

Product and Company Names

The correct company name is Agfa Corporation. Universal Font Scaling Technology™ can be referred to as UFST™, Universal Font Scaling Technology™ for interactive television, internet/WWW and wireless technology applications can be referred to as UFSTi. MicroType

Express is the lossless compression technology for application developers of electronic documentation creation software. The tool to make bitmap and scalable printer fonts and screen fonts from typeface designs is Type Director, Agfa Font Manager™ is the comprehensive Windows font management utility. The font compression and two-byte rendering for embedded ROM applications is Agfa Asian Compression for TrueType (ACT).

Press Releases

News releases mentioning UFST and MicroType based products may state that the product utilizes UFST and MicroType Font Compression Technology from Agfa. Releases for Intellifont based products may state that the product utilizes Intellifont Scaling technology from Agfa. Releases for UFST and UFSTi based products may state that the product utilizes UFST, Universal Font Scaling technology from Agfa. Releases for any products that include Agfa Typefaces may acknowledge that the fonts are licensed from Agfa. Typeface names must be correctly represented. Releases for any products that include the Agfa Font Manager may acknowledge that the technology has been licensed from Agfa. Releases for MicroType Express products may acknowledge that the technology is from Agfa. Releases for any products that contain Agfa Balanced Screening or CristalRaster may acknowledge that the technology has been licensed from Agfa. Releases for any ColorTune products may state that the product utilizes ColorTune color management technology from Agfa. Releases that include Agfa Asian Compression for TrueType fonts may state that the fonts were licensed from Agfa. Releases that include the EuroFont may state that the font was licensed from Agfa.

E.g.:

UFSTi may be referred to as a UFST based product for the Interactive television, the Internet and wireless communications.

MicroType Express maybe referred to as the lossless font compression technology.

Agfa Balanced Screening may be referred to as a technology that produces clear, conventional dot patterns in an open, PostScript™ desktop compatible market.

CristalRaster may be referred to as a stochastic screening technology that produces photo realistic image quality.

ColorTune may be referred to as color management software.

Agfa Asian Compression for TrueType may be referred to as the font compression and two-byte rendering for embedded ROM applications.

EuroFont may be referred to as a symbol font with the 85 typeface sensitive versions of the European currency symbol, Agfa delivers Candid and Taffy, which are metrically compatible to Adobe’s Carta™ and Tekton™. Agfa delivers Gold Sans MM and Gold Serif MM which are metrically compatible to the multiple master fonts Adobe Sans™ and Adobe Serif™.

Marketing Collateral and Advertising

Marketing collateral and advertising for any products incorporating Universal Font Scaling Technology (UFST), UFSTi, Intellifont technology, Intellifont Scalable Typefaces, Agfa Typefaces, MicroType technology, MicroType Typefaces, the Agfa Font Manager, MicroType Express technology, Agfa Balanced Screening, CristalRaster, ColorTune, Agfa Asian Compression for TrueType technology and Type Director may acknowledge this when Agfa Technology is mentioned. The first and most prominent use of an Agfa trademark must be followed by the designation ® after each registered trademark and the designation ™ after each unregistered trademark provided, however that a prominent listing of trademarks near the front of any publication shall be a sufficient designation of any trademark listing. Corresponding citations must be provided (see below).

Product Packaging

All products utilizing Universal Font Scaling Technology, (UFST), UFSTi, Intellifont technology, Intellifont Scalable Typefaces, Agfa Typefaces, MicroType technology, MicroType Typefaces. The Agfa Font Manager, MicroType Express technology, Agfa Balanced Screening, CristalRaster, ColorTune, Agfa Asian Compression for TrueType technology, EuroFont, Candid, Taffy, Gold Sans MM, Gold Serif MM, Type Director output may be so identified on the exterior of product packaging, diskettes, and documentation. For the first and most prominent use of an Agfa trademark, it must be followed by the designation ® after each registered trademark and the designation ™ after each unregistered trademark. Corresponding citations must be provided (see below).

Trademark Citations

Scalable type outlines are licensed from Agfa Corporation. Agfa and the Agfa Rhombus, are (®) registered trademarks of Agfa-Gevaert AG. Agfa Balanced Screening is a (™) trademark of Agfa-Gevaert AG. CristalRaster is a (™) trademark of Agfa-Gevaert NV, Belgium, CristalRaster is a (®) registered trademark in the U.S.

Intellifont, Type Director, UFST and MicroType are (®) registered trademarks, and Universal Font Scaling Technology, UFSTi, ColorTune, Agfa Font Manager, Agfa Asian Compression for TrueType, Shannon, Candid, Taffy, Gold Sans MM, Gold Serif MM, CG Triumvirate are (™) trademarks of Agfa Monotype Corporation, EuroFont is a trademark of Agfa Monotype Corporation registered in the U.S. Compugraphic and CG are (®) registered trademarks of Agfa, CG Bodoni, CG Century Schoolbook, CG Goudy Old Style, CG Melliza, Microstyle, CG Omega and CG Palacio are products of Agfa Monotype Corporation.

CG Times, based on Times New Roman under license from The Monotype Corporation, is a product of Agfa Monotype Corporation, Agfa Monotype Corporation has approved the use of the prefix “Intl-” to be used with CG Times, Courier and Univers to denote additional characters required for the European market as shown in Exhibit A of this Addendum.

TrueType, Apple, Chancery, Chicago, Geneva, Monaco and New York are (™) trademarks of Apple Computer, Inc.

The Type 1 processor resident in UFST and UFSTi and is under licensed from Pipeline Associates. Inc.

Clarendon is a trademark (™) and Helvetica, Optima, Palatino, Stempel Garamond, Times and Univers are (®) registered trademarks of Heidelberger Druckmaschinen AG. Letraset is a (®) registered trademark, and Aachen, Revue and University Roman are (™) trademarks of Esselte Corporation.

Futura is a (®) registered trademark of Fundicion Tipografica Neufville, S.A.

Marigold and Oxford are trademarks of Arthur Baker.

ITC Avant Garde Gothic, ITC Benguiat, ITC Bookman, ITC Century, ITC Cheltenham, ITC Clearface, ITC Galliard, ITC Korinna, ITC Lubalin Graph, ITC Mona Lisa, ITC Souvenir, ITC Tiepolo, ITC Zapf Chancery, and ITC Zapf Dingbats are (®) registered trademarks of International Typeface Corporation.

Albertus, Arial, GillSans, Joanna and Times New Roman are (®) registered trademarks and Monotype Baskerville is a trademark of The Monotype Corporation.

Antique Olive is a registered trademark of Monsieur Marcel OLIVE.

Eurostile is a trademark of Nebiolo.

Hoefler is a trademark of Jonathan Hoefler Type Foundry.

HGPGothicB, HGPMinchoL, HGGothicB and HGMinchoL are (®) registered trademarks of the Ricoh Company, LTD.

MingMT, MHei, Mkai, MSung and CFangSong are (®) registered trademarks of Monotype Typography Ltd.

The previous registered trademarks should be noted when the following Monotype Typography, Ltd. fonts are referenced: CFangSong GB-Light (MT_(6977)(4F53)_GB2312], MheiMedium, MkaiMedium [MT_(6977)(4F53) GB2312], MsungLight, MSungS-Medium-U, MHeiS-Bold-U [MT_(9EDI)(4F53)], MSungS-Light-U [MT_(5B8B)(4F53)), MHeiS-Medium-U, MingMTLight [MTT(7D30)(660E)(9AD4)), MingMT-LightP [MT_(65B0)(7D30)(660E)(9AD4)], MHeiMedium, Mkai-Medium[MT_(6A19)(6977)(9AD4)], Msung-Light, MSungUGL-Light, MSungTLight-U, MSungT-Medium-U, MHeiT-Medium-U and MHeiT-Bold-U.

HYSinMyeongJo-Medium, HYGoThic-Medium, HYRGoThic-Medium, HYGungSo-Bold, HYShortSamul-Medium and HYGraPhic-Medium are (®) registered trademarks of the HanYang Systems, Inc.

Wingdings is a (®) registered trademark of Microsoft Corporation, Windows is a (®) registered trademark of Microsoft Corporation.

PostScript and Frutiger are (™) trademarks of Adobe Systems, Inc.

Macintosh and TrueType are (®) registered trademarks of Apple Computer, Inc.

PCL, FontSmart, HP and LaserJet are (®) registered trademarks of Hewlett-Packard Company. All other product names are the property of the respective owners. Updated 08/20/99.”

Except as provided herein, all the terms and conditions of the Agreement as previously amended shall apply with equal force and effect to the Licensed Software licensed hereunder.

This Addendum is executed and will be effective as of August 21, 2000.

MONOTYPE IMAGING CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Douglas J. Shaw Signature	/s/ Glen A. Hudson Signature

Senior Vice President Title	VP, GM of AHACH DIV. Title

Douglas J. Shaw Print Name	Glenn A. Hudson Print Name

Summary of License and Development Fees for

Addendum #9

Access Fees for Seven (7) Chinese fonts at	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/ per font
Development Fee for Euro Character Development	/*Confidential Treatment Requested*/
Addendum #9 Total	/*Confidential Treatment Requested*/

Exhibit A

Type Software

Typeface Formats in MicroType

Item #	Typeface Name	Typeface Format

1.	Intl-CG Times	MicroType
2.	Intl-CG Times Bold	MicroType
3.	Intl-CG Times Italic	MicroType
4.	Intl-CG Times Bold Italic	MicroType
5.	Intl-Univers Medium	MicroType
6.	Intl-Univers Bold	MicroType
7.	Intl-Univers Medium Italic	MicroType
8.	Intl-Univers Bold Italic	MicroType
9.	Intl-Courier	MicroType
10.	Intl-Courier Bold	MicroType
11.	Intl-Courier Italic	MicroType
12.	Intl-Courier Bold Italic	MicroType

Exhibit B

Type Software

Typeface List in MicroType Format

PCL6 and POSTSCRIPT 3 Dual Emulation (181)

POSTSCRIPT 3

1.	Albertus MT

2.	Albertus MT Light

3.	Albertus MT Italic

4.	Antique Olive Roman

5.	Antique Olive Italic

6.	Antique Olive Bold

7.	Antique Olive Compact

8.	Apple Chancery

9.	Arial *

10.	Arial Italic *

11.	Arial Bold *

12.	Arial Bold Italic*

13.	ITC Avant Garde Gothic Book

14.	ITC Avant Garde Gothic Book Oblique

15.	ITC Avant Garde Gothic Demi

16.	ITC Avant Garde Gothic Demi Oblique

17.	ITC Bookman Light

18.	ITC Bookman Light Italic

19.	ITC Bookman Demi

20.	ITC Bookman Demi Italic

21.	Bodoni Roman

22.	Bodoni Italic

23.	Bodoni Bold

24.	Bodoni Bold Italic

25.	Bodoni Poster

26.	Bodoni Poster Compressed

27.	Candid

28.	Chicago

29.	Clarendon Light

30.	Clarendon Roman

31.	Clarendon Bold

32.	Cooper Black

33.	Cooper Black Italic

34.	Copperplate Gothic Thirty-Two BC

35.	Copperplate Gothic Thirty-Three BC

36.	Coronet Regular

37.	Courier

38.	Courier Oblique

39.	Courier Bold

40.	Courier Bold Oblique

41.	Eurostile Medium

42.	Eurostile Bold

43.	Eurostile Extended #2

44.	Eurostile Bold Extended #2

45.	Geneva

46.	Gill Sans Light

47.	Gill Sans Light Italic

48.	Gill Sans

49.	Gill Sans Italic

50.	Gill Sans Bold

51.	Gill Sans Bold Italic

52.	Gill Sans Extra Bold

53.	Gill Sans Condensed

54.	Gill Sans Bold Condensed

55.	Goudy Old Style

56.	Goudy Old Style Italic

57.	Goudy Bold

58.	Goudy Bold Italic

59.	Goudy Extra Bold

60.	Helvetica

61.	Helvetica Oblique

62.	Helvetica Bold

63.	Helvetica Bold Oblique

64.	Helvetica Condensed Medium

65.	Helvetica Condensed Oblique

66.	Helvetica Condensed Bold

67.	Helvetica Condensed Bold Oblique

68.	Helvetica Narrow

69.	Helvetica Narrow Oblique

70.	Helvetica Narrow Bold

71.	Helvetica Narrow Bold Oblique

72.	Hoefler Text

73.	Hoefler Text Italic

74.	Hoefler Text Black

75.	Hoefler Text Black Italic

76.	Hoefler Text Ornaments

77.	Joanna MT

78.	Joanna MT Italic

79.	Joanna MT Bold

80.	Joanna MT Bold Italic

81.	Letter Gothic

82.	Letter Gothic Slanted

83.	Letter Gothic Bold

84.	Letter Gothic Bold Slanted

85.	ITC Lubalin Graph Book

86.	ITC Lubalin Graph Book Oblique

87.	ITC Lubalin Graph Demi

88.	ITC Lubalin Graph Demi Oblique

89.	Marigold

90.	Monaco

91.	ITC Mona Lisa Recut

92.	New Century Schoolbook Roman

93.	New Century Schoolbook Italic

94.	New Century Schoolbook Bold

95.	New Century Schoolbook Bold Italic

96.	New York

97.	Optima Roman

98.	Optima Italic

99.	Optima Bold

100.	Optima Bold Italic

101.	Oxford

102.	Palatino Roman

103.	Palatino Italic

104.	Palatino Bold

105.	Palatino Bold Italic

106.	Stempel Garamond Roman

107.	Stempel Garamond Italic

108.	Stempel Garamond Bold

109.	Stempel Garamond Bold Italic

110.	Symbol

111.	Taffy

112.	Times Roman

113.	Times Italic

114.	Times Bold

115.	Times Bold Italic

116.	Times New *

117.	Times New Italic *

118.	Times New Bold *

119.	Times New Bold Italic *

120.	Univers 45 Light

121.	Univers 45 Light Oblique

122.	Univers 53 Extended

123.	Univers 53 Extended Oblique

124.	Univers 55 Roman

125.	Univers 55 Oblique

126.	Univers 57 Condensed

127.	Univers 57 Condensed Oblique

128.	Univers 63 Bold Extended

129.	Univers 63 Bold Extended Oblique

130.	Univers 65 Bold

131.	Univers 65 Bold Oblique

132.	Univers 67 Condensed Bold

133.	Univers 67 Condensed Bold Oblique

134.	Wingdings *

135.	ITC Zapf Chancery Medium Italic

136.	ITC Zapf Dingbats

PCL

137.	Albertus Medium

138.	Albertus Extra Bold

139.	Antique Olive

140.	Antique Olive Italic

141.	Antique Olive Bold

142.	Arial *

143.	Arial Italic *

144.	Arial Bold *

145.	Arial Bold Italic *

146.	Clarendon Condensed

147.	Coronet

148.	Courier

149.	Courier Italic

150.	Courier Bold

151.	Courier Bold Italic

152.	Garamond Antiqua

153.	Garamond Kursiv

154.	Garamond Halbfett

155.	Garamond Kursiv Halbfett

156.	Letter Gothic

157.	Letter Gothic Italic

158.	Letter Gothic Bold

159.	Marigold

160.	CG Omega

161.	CG Omega Italic

162.	CG Omega Bold

163.	CG Omega Bold Italic

164.	Symbol

165.	CG Times

166.	CG Times Italic

167.	CG Times Bold

168.	CG Times Bold Italic

169.	Times New *

170.	Times New Italic *

171.	Times New Bold *

172.	Times New Bold Italic *

173.	Univers Medium

174.	Univers Medium Italic

175.	Univers Bold

176.	Univers Bold Italic

177.	Univers Medium Condensed

178.	Univers Medium Condensed Italic

179.	Univers Condensed Bold

180.	Univers Condensed Bold Italic

181.	Wingdings *

*	Indicates fonts common to both PostScript. Nine (9) outlines are common to PCL and PostScript 3. Because of this commonality the ROM block will consist of 172 outlines. Gold Sans MM and Gold Serif MM are Multi Masters included with the PostScript 3 Font Block.

Exhibit C

Type Software

Typeface Format is MicroType

Item #	Typeface Name
*1.	Coronet
2.	Clarendon Condensed
3.	Marigold
*4.	Letter Gothic
*5.	Letter Gothic Bold
*6.	Letter Gothic Italic
7.	Arial
8.	Arial Bold
9.	Arial Italic
10.	Arial Bold Italic
11.	Times New Roman
12.	Times New Roman Bold
13.	Times New Roman Italic
14.	Times New Roman Bold Italic
15.	Symbol
*16.	Wingdings
*17.	CG Times
*18.	CG Times Bold
*19.	CG Times Italic
*20.	CG Times Bold Italic
21.	CG Omega
22.	CG Omega Bold
23.	CG Omega Italic
24.	CG Omega Bold Italic
*25.	Univers Medium
*26.	Univers Bold
*27.	Univers Medium Italic
*28.	Univers Bold Italic
*29.	Univers Medium Condensed
*30.	Univers Bold Condensed
*31.	Univers Medium Condensed Italic
*32.	Univers Bold Condensed Italic
*33.	Antique Olive
*34.	Antique Olive Bold
*35.	Antique Olive Italic
36.	Garamond Antiqua
37.	Garamond Halbfett
38.	Garamond Kursiv
39.	Garamond Kursiv Halbfett
*40.	Courier

Item #	Typeface Name
*41.	Courier Bold
*42.	Courier Italic
*43.	Courier Bold Italic
*44.	Albertus Medium
*45.	Albertus Extra Bold

*	Denotes 26 Font Solution

Exhibit D

39 PostScript Level 2 Fonts in MicroType Format

1.	Helvetica

2.	Helvetica Bold

3.	Helvetica Bold Italic

4.	Helvetica Italic

5.	Helvetica Narrow

6.	Helvetica Narrow Bold

7.	Helvetica Narrow Italic

8.	Helvetica Narrow Bold Italic

9.	Palatino

10.	Palatino Bold

11.	Palatino Bold Italic

12.	Palatino Italic

13.	ITC Bookman

14.	ITC Bookman Bold Italic

15.	ITC Bookman Italic

16.	ITC Bookman Bold

17.	ITC Avant Garde

18.	ITC Avant Garde Bold

19.	ITC Avant Garde Bold Italic

20.	ITC Avant Garde Italic

21.	Century Schoolbook

22.	Century Schoolbook Bold

23.	Century Schoolbook Bold Italic

24.	Century Schoolbook Italic

25.	Courier

26.	Courier Bold

27.	Courier Bold Italic

28.	Courier Italic

29.	Symbol

30.	Times New Roman

31.	Times New Roman Bold

32.	Times New Roman Bold Italic

33.	Times New Roman Italic

34.	ITC Zaph Chancery Medium Italic

35.	ITC Zaph Dingbats

36.	Helvetica Light

37.	Helvetica Light Italic

38.	Helvetica Black

39.	Helvetica Black Italic

Exhibit E

Eight (8) fonts in MicroType format

The eight (8) scalable fonts to generate bitmap size and resolution specific data to be used in Inkjet devices:

1.	Courier Regular

2.	Courier Italic

3.	Letter Gothic Regular

4.	Letter Gothic Italic

5.	Univers Regular

6.	Univers Italic

7.	CG Times Regular

8.	CG Times Italic

Exhibit F

The following fonts will be emulated using the above eight scalable fonts. Also, algorithmic bolding will be applied to each of these fonts.

Courier 5 pitch 6 point

Courier 10 pitch 6 point

Courier 16.67 pitch 6 point

Courier 20 pitch 6 point

Courier 5 pitch 12 point

Courier 10 pitch 12 point

Courier 16.67 pitch 12 point

Courier 20 pitch 12 point

Courier 5 pitch 24 point

Courier 10 pitch 24 point

Courier 16.67 pitch 24 point

Courier 20 pitch 24 point

Courier Italic 5 pitch 6 point

Courier Italic 10 pitch 6 point

Courier Italic 20 pitch 6 point

Courier Italic 5 pitch 12 point

Courier Italic 10 pitch 12 point

Courier Italic 20 pitch 12 point

Courier Italic 5 pitch 24 point

Courier Italic 10 pitch 24 point

Courier Italic 20 pitch 24 point

Letter Gothic 6 pitch 6 point

Letter Gothic 12 pitch 6 point

Letter Gothic 24 pitch 6 point

Letter Gothic 6 pitch 12 point

Letter Gothic 12 pitch 12 point

Letter Gothic 24 pitch 12 point

Letter Gothic 6 pitch 24 point

Letter Gothic 12 pitch 24 point

Letter Gothic 24 pitch 24 point

Letter Gothic 16.67 pitch 4.75 point

Letter Gothic 16.67 pitch 9.5 point

Letter Gothic 16.67 pitch 19 point

Letter Gothic Italic 6 pitch 6 point

Letter Gothic Italic 12 pitch 6 point

Letter Gothic Italic 24 pitch 6 point

Letter Gothic Italic 6 pitch 12 point

Letter Gothic Italic 12 pitch 12 point

Letter Gothic Italic 24 pitch 12 point

Letter Gothic Italic 6 pitch 24 point

Letter Gothic Italic 12 pitch 24 point

Letter Gothic Italic 24 pitch 24 point

CGTimes 5 point

CGTimes 6 point

CGTimes 7 point

CGTimes 8 point

CGTimes 10 point

CGTimes 12 point

CGTimes 14 point

CGTimes Italic 5 point

CGTimes Italic 6 point

CGTimes Italic 7 point

CGTimes Italic 8 point

CGTimes Italic 10 point

CGTimes Italic 12 point

CGTimes 14 point

Univers 5 point

Univers 6 point

Univers 7 point

Univers 8 point

Univers 10 point

Univers 12 point

Univers 14 point

Univers Italic 5 point

Univers Italic 6 point

Univers Italic 10 point

Univers Italic 12 point

Exhibit G

Chinese Fonts

Simplified

Font Name/Unicode Value	Encoding/Format	Access Fee
MKai-Medium MT_(6977)(4F53)_GB2312	GB cmap Unicode ACT format	/*Confidential Treatment Requested*/
CFangSongGB-Light MT_(4EFFX5B8B)_GB2312	GB cmap Unicode ACT format	/*Confidential Treatment Requested*/
MHei-Bold MT_(9ED1)(4F53)	GBK cmap Unicode ACT format	/*Confidential Treatment Requested*/
MSungS-Light MT_(5B8B)(4F53)	GBK cmap Unicode ACT format	/*Confidential Treatment Requested*/
Traditional

Font Name/Unicove Value	Encoding/Format
MingMT-Light MT_(7D30)(660E)(9AD4)	BIG5 cmap Unicove ACT format	/*Confidential Treatment Requested*/
MingMT-LightP MT_(65B0)(7D30)(660E)(9AD4)	BIG5 cmap Unicove ACT format	/*Confidential Treatment Requested*/
MKai-Medium MT_(6A19)(6977)(9AD4)	BIG5 cmap Unicove ACT format	/*Confidential Treatment Requested*/
Total Access Fee /*Confidential Treatment Requested*/

Exhibit H

Micro Type Fonts and

Agfa Font Manager Fonts

1. Albertus Medium	45. CG Times Italic	89. Monotype Sorts
2. Albertus Bold	46. Clarendon Book	90. Seattle
3. Albertus Extra Bold	47. Clarendon Bold	91. Symbol[1]
4. Albertus Medium Italic	48. Clarendon Extended Bold	92. Times New Roman[1]
5. Antique Olive	49. Clarendon Condensed	93. Times New Roman Bold[1]
6. Antique Olive Bold	50. Cooper Black	94. Times New Roman Bold Italic[1]
7. Antique Olive Italic	51. Cooper Black Italic	95. Times New Roman Italic[1]
8. Antique Olive Compact	52. Coronet	96. Univers Medium
9. Arial[1]	53. Courier[1]	97. Univers Bold
10. Arial Bold[1]	54. Courier Bold[1]	98. Univers Bold Condensed
11. Arial Bold Italic[1]	55. Courier Bold Italic[1]	99. Univers Bold Condensed Italic
12. Arial Italic[1]	56. Courier Italic[1]	100. Univers Extended Bold
13. Arial Narrow	57. Garamond Antiqua	101. Univers Extended Bold Italic
14. Arial Narrow Bold	58. Garamond Halbfett	102. Univers Bold Italic
15. Arial Narrow Italic	59. Garamond Kursiv	103. Univers Medium Condensed
16. Arial Narrow Bold Italic	60. Garamond Kursiv Halbfett	104. Univers Medium Condensed Italic
17. Bodoni	61. Gill Sans	105. Univers Extended Medium
18. Bodoni Black	62. Gill Sans Bold	106. Univers Extended Medium Italic
19. Bodoni Bold	63. Gill Sans Condensed Bold	107. Univers Medium Italic
20. Bodoni Bold Italic	64. Gill Sans Bold Italic	108. Univers Light Condensed
21. Bodoni Italic	65. Gill Sans Condensed	109. Univers Light Condensed Italic
22. Book Antiqua	66. Gill Sans Extra Bold	110. Wingdings[1]
23. Book Antiqua Bold	67. Gill Sans Italic
24. Book Antiqua Bold Italic	68. Gill Sans Light
25. Book Antiqua Italic	69. Gill Sans Light Italic
26. Bookman Old Style	70. Goudy Old Style
27. Bookman Old Style Bold Italic	71. Goudy Old Style Bold
28. Bookman Old Style Italic	72. Goudy Old Style Extra Hold
29. Bookman Old Style Bold	73. Goudy Old Style Bold Italic
30. Century Gothic	74. Goudy Old Style Italic
31. Century Gothic Bold	75. Granite
32. Century Gothic Bold Italic	76. Granite Bold
33. Century Gothic Italic	77. Granite Bold Italic
34. Century Schoolbook	78. Granite Italic
35. Century Schoolbook Bold	79. Letter Gothic
36. Century Schoolbook Bold Italic	80. Letter Gothic Bold
37. Century Schoolbook Italic	81. Letter Gothic Bold Italic
38. CG Omega	82. Letter Gothic Italic
39. CG Omega Bold	83. Marigold
40. CG Omega Bold Italic	84. Microstyle
41. CG Omega Italic	85. Microstyle Bold
42. CG Times	86. Microstyle Extended
43. CG Times Bold	87. Microstyle Extended Bold
44. CG Times Bold Italic	88. Monotype Corsiva

[1]	These Fonts are shipped in TrueType format with Windows 3.1, Windows 95 and will not be included as a Micro Type font.

A10mar901

ADDENDUM NO. 10

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont and Type Software Agreement, Agreement No. 1291-D93 as amended from time to time (“Agreement”) dated August 15, 1991, by and between Agfa Monotype Corporation (“Agfa” or “AMT”) and Lexmark International Inc. (“Lexmark”).

WHEREAS Agfa has developed certain technology described in Section 1 of the Agreement, and for the purposes of this Addendum is defined and referred to as the “Licensed Software”; and

WHEREAS Lexmark desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Lexmark Developers, Lexmark Distributors, Lexmark OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree that the Intellifont and Type Software Agreement dated August 15, 1991 shall be amended as follows:

1. Definitions. Following definitions are hereby added to Section 1 of the Agreement.

Replace the following definitions in their entirety in Section 1 of the amended Agreement:

“(i) Data Software - all Agfa software identified and set forth in Schedule 3 of the Agreement, all related documentation and other software as may be added to Schedule 3 from time to time by written agreement of the parties and all Derivative Works thereof. This includes Intellifont. Type Software, Type Director, Intellifont for Windows 3.0, Future Screen Font Solutions and Agfa Balanced Screening.”

“(ah) Type Software –

i) The proprietary Agfa typeface software identified by typeface number in Schedule 2 and described in the document “Intellifont Scalable Typeface Description”, all Modifications and Enhancements thereto, all related Code and documentation and other such Typeface software as may be added to Schedule 2 from time to time by written agreement of the parties;

ii) The typefaces listed in Exhibits B, C, D, E, F, and G in Addendum No. 6, dated 6/25/96 here to which are licensed by Customer under this Addendum, and any amendments hereto, and all related documentation; and

iii) The Asian typefaces listed in Exhibits C in Addendum No. 7, dated 12/19/97, here to which are licensed by Customer under this Addendum, and any amendments hereto, and all related documentation.”

1

“(as) EuroFont Characters—The characters used to denote Euro Currency which has been created in the required typeface sensitive designs for each font and Typeface.”

“(at) Agfa Font Manager(s)—Agfa’s proprietary font management program, which includes: UFST Font Installer/converter Software (Object Code, Source Code and associated documentation), 96 typefaces in MicroType and TrueType format, and MS Windows typeface install program (Object Code, Source Code and associated documentation).”

Add the following new definition in Section 1 of the amended Agreement:

“(au) Agfa Balanced Screening (ABS)—the proprietary Agfa Balanced Screening Software (ABS), as defined in Schedule 3, provides a method to convert continuous tone images, both monochrome and color, into periodical and angled halftones.”

2. Section 2, License Grant. The following item shall be inserted into Section 2 of the amended Agreement:

“(o) Agfa Balanced Screening Software—For the /*Confidential Treatment Requested*/, Lexmark will have the right to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Lexmark Developers, Lexmark Distributors, Lexmark OEMs, and Third Party Developers. The Agfa Balanced screens generated by the software listed on Schedule 3 for a royalty as set forth in Schedule 2, Section 10.”

3. Indemnification. Replace Section 12.1. Indemnification by Agfa in its entirety in the amended Agreement with the following:

“Agfa shall, at its own expense and in a timely fashion, defend, protect, and indemnify Customer and its Subsidiaries, Customer Distributors and Customer OEM’s against any and all liabilities, damages, costs and expenses, including reasonable attorneys’ fees, which are awarded by a court against Customer by reason of any action, suit, proceeding or claim instituted against Customer by any third party for infringement of any patent, copyright or trademark or for the misappropriation of trade secrets relating to the Data Software or trade names or trademarks licensed hereunder, provided that (1) Customer promptly notifies Agfa of any such action, suit, proceeding or claim and cooperates fully with Agfa in the defense thereof, (2) Agfa has control of the defense and any settlement negotiations, and (3) Customer has the right to participate actively in any such defense and settlement negotiations at its cost.

If Agfa receives notice of an alleged infringement or if Customer’s use of the Data Software shall be prevented by permanent injunction, Agfa may at its sole option and expense, (a) procure for Customer the right to continue use of the infringing item as provided hereunder, (b) modify the infringing item so that it is no longer infringing, or (c) replace the infringing item with computer software or hardware of equal or superior functioning capability; provided, however, that if Agfa is unable to accomplish one of (a), (b), or (c) after using its best efforts, all of Agfa’s obligations, representations and warranties under this Agreement shall remain in full effect and Customer shall have all remedies available at law and equity for breach thereof.

2

Agfa shall have no liability to Customer, its Subsidiaries, Customer Distributors, or Customer OEM’s under this Section to the extend any infringement or claim based upon (a) any programs not (i) supplied by Agfa or (ii) Dervative Works of Data Software supplied by Agfa, (b) the use of Data Software in a manner not specified in this Agreement if such claim or infringement would have been avoided except for such use, (c) the combination of the Data Software with any program, data, device, or component not supplied by Agfa unless (i) Agfa’s delivery to Customer of such Data Software amount to contributory infringement or (ii) such infringement would not have been avoided by the use of some other program, data, device or component.”

4. Schedule 2, Development Fees/Type Software. Shall be modified to add the following at the end of Subpargraph 10 of Schedule 2:

“(xii) Lexmark shall pay Agfa /*Confidential Treatment Requested*/ after the execution of Addendum #10. This will include an NRE of /*Confidential Treatment Requested*/ and the initial screen generation and annual screen support fee of /*Confidential Treatment Requested*/. These fees will apply directly to the unit royalty pool, only for the /*Confidential Treatment Requested*/ and only for the color royalty. Lexmark may elect, at its discretion, to annually renew the /*Confidential Treatment Requested*/ screen support at a cost of /*Confidential Treatment Requested*/. Such annual renewals will not be applied to the unit royalty pool for the /*Confidential Treatment Requested*/. However, Lexmark’s election to not renew the /*Confidential Treatment Requested*/ screen support will not affect any of the rights granted to Lexmark by AMT in item (o) of Schedule 2. License Grant. All other royalty bearing technology incorporated in the /*Confidential Treatment Requested*/ will be due at the current agreed rate.”

5. Schedule 2, Unit Royalty. Section 10, “Royalty Unit—Resident Type Software”, of Schedule 2 of the Agreement shall be modified as follows:

Change “Royalty Unit-Resident Type Software” by adding “Royalty Unit-Resident Type Software and Agfa Balanced Screening Software”

Add Item:

(ar) /*Confidential Treatment Requested*/ Inkjet Printer: For each Royalty Unit comprised of Agfa Balanced screens resident within the /*Confidential Treatment Requested*/ sublicensed to an End User, Lexmark Distributor, Lexmark Developer, or Lexmark OEM, there will be a Royalty of /*Confidential Treatment Requested*/.

Add to Item (z) at the end of paragraph 1:

“Notwithstanding any other provision of this Agreement, solely for the /*Confidential Treatment Requested*/ printer, marketed as a PCL printer only: For each Royalty Unit comprised of UFST 3X or 4X (MicroType 1 or 2, Intellifont. PostScript and TrueType) and the forty-five (45) typefaces (See Addendum #9, Exhibit C) with the Thirty-nine (39) PostScript Level 2 typefaces (See Addendum #9, Exhibit D) ROM resident within the /*Confidential Treatment Requested*/ sublicensed to an End User, Customer Distributor, Customer Developer, or Customer OEM, there will be a Royalty of /*Confidential Treatment Requested*/.”

3

6. Schedule 10, Guidelines for Reprentation of Agfa Corpration Intellifont-Base Products - Replace Schedule 10 in its entirety in the amended Agreement with the following:

“Schedule 10

Guidelines for the Representation of Agfa Monotype Corporation, its products and technologies

In order to ensure proper adherence to these guidelines, Agfa Monotype Corporation (“Agfa”) reserves the right to review and approve upon specific, timely request of Agfa but shall not unreasonably delay or withhold approval thereof - prior to production - all product packaging, advertising, marketing collateral, promotional material or press releases when Agfa technology is mentioned for products that utilize Universal Font Scaling Technology™, (UFST™), UFSTi™, Intellifont® technology, Intellifont® Scalable Typefaces, Agfa Typefaces, MicroType® technology, MicroType® Typefaces, The Agfa Font Manager™, MicroType Express™ technology, Agfa Balanced Screening™, CristalRaster™, ColorTune™, Agfa Asian Compression for TrueType™ technology, EuroFont, and Type Director®.

Agfa Logo

In the event that the Customer elects to use the company logo (consisting of the name Agfa Monotype Corporation, followed by the Agfa Monotype Corporation logo) on all product packaging, advertising, marketing collateral and promotional materials for products that use Universal Font Scaling Technology (UFST), UFSTi, products that utilize Intellifont technology, Intellifont Scalable Typefaces and Agfa Typefaces, MicroType Technology, MicroType Typefaces, the Agfa Font Manager, MicroType Express technology, Agfa Balanced Screening, CristalRaster, ColorTune, Agfa Asian Compression for TrueType technology it will comply with the provisions of this schedule. Agfa will provide stats of the Agfa Monotype Corporation logo in various sizes

Agfa Trademarks

Appropriate trademark citations will be used in product packaging, advertising, marketing collateral and promotional materials for products that incorporate Universal Font Scaling Technology™(UFST™). UFSTi™, Intellifont® technology, Intellifont® Scalable Typefaces, Type 1, and Agfa Typefaces. MicroTypc® Technology, MicroType® Typefaces, Agfa Font Manager™, MicroType® Express, Agfa Balanced Screening™, CristalRaster™, ColorTune™, Agfa Asian Compression for TrueType™, EuroFont, Candid, Taffy and Type Director® whenever these Agfa technologies are acknowledged or trademarks are used. (See Trademark citations below).

Trademark citations are not required in press releases.

4

Product and Company Names

The correct company name is Agfa Monotype Corporation. Universal Font Scaling Technology™ can be referred to as UFST™. Universal Font Scaling Technology™ for interactive television, internet/WWW and wireless technology applications can be referred to as UFSTi.

MicroType Express is the lossless compression technology for application developers of electronic documentation creation software. The tool to make bitmap and scalable printer fonts and screen fonts from typeface designs is Type Director. Agfa Font Manager™, is the comprehensive Windows font management utility. The font compression and two-byte rendering for embedded ROM applications is Agfa Asian Compression for TrueType (ACT).

Press Releases

News releases mentioning UFST and MicroType based products may state that the product utilizes UFST and MicroType Font Compression Technology from Agfa. Releases for Intellifont-based products may state that the product utilizes Intellifont Scaling technology from Agfa. Releases for UFST and UFSTi based products may state that the product utilizes UFST, Universal Font Scaling technology from Agfa. Releases for any products that include Agfa Typefaces may acknowledge that the fonts are licensed from Agfa. Typeface names must be correctly represented. Releases for any products that include the Agfa Font Manager may acknowledge that the technology has been licensed from Agfa. Releases for MicroType Express products may acknowledge that the technology is from Agfa. Releases for any products that contain Agfa Balanced Screening or CristalRaster may acknowledge that the technology has been licensed from Agfa. Releases for any ColorTune products may state that the product utilizes ColorTune color management technology from Agfa. Releases that include Agfa Asian Compression for TrueType fonts may state that the fonts were licensed from Agfa. Releases that include the EuroFont may state that the font was licensed from Agfa.

E.g.:

UFSTi may be referred to as a UFST based product for the Interactive television, the Internet and wireless communications.

MicroType Express maybe referred to as the lossless font compression technology.

Agfa Balanced Screening may be referred to as a technology that produces clear, conventional dot patterns in an open, PostScript™ desktop compatible market.

CristalRaster may be referred to as a stochastic screening technology that produces photo realistic image quality.

ColorTune may be referred to as color management software.

Agfa Asian Compression for TrueType may be referred to as the font compression and two-byte rendering for embedded ROM applications.

5

EuroFont may be referred to as a symbol font with the 85 typeface sensitive versions of the European currency symbol. Agfa delivers Candid and Taffy, which are metrically compatible to Adobe’s Carta™ and Tekton™. Agfa delivers Gold Sans MM and Gold Serif MM which are metrically compatible to the multiple master fonts Adobe Sans™ and Adobe Serif™.

Marketing Collateral and Advertising

Marketing collateral and advertising for any products incorporating Universal Font Scaling Technology (UFST), UFST, Intellifont technology, Intellifont Scalable Typefaces, Agfa Typefaces, MicroType technology, MicroType Typefaces, the Agfa Font Manager, MicroType Express technology, Agfa Balanced Screening, CristalRaster, ColorTune, Agfa Asian Compression for TrueType technology and Type Director may acknowledge this when Agfa Technology is mentioned. The first and most prominent use of an Agfa trademark must be followed by the designation ® after each registered trademark and the designation ™ after each unregistered trademark provided, however that a prominent listing of trademarks near the front of any publication shall be a sufficient designation of any trademark listing. Corresponding citations must be provided (see below).

Product Packaging

All products utilizing Universal Font Scaling Technology, (UFST), UFSTi, Intellifont technology, Intellifont Scalable Typefaces, Agfa Typefaces, MicroType technology, MicroType Typefaces, The Agfa Font Manager, MicroType Express technology, Agfa Balanced Screening, CristalRaster, ColorTune, Agfa Asian Compression for TrueType technology, EuroFont, Candid, Taffy, Gold Sans MM, Gold Serif MM, Type Director output may be so identified on the exterior of product packaging, diskettes, and documentation. For the first and most prominent use of an Agfa trademark, it must be followed by the designation ® after each registered trademark and the designation ™ after each unregistered trademark. Corresponding citations must be provided (see below).

Trademark Citations

Scalable type outlines are licensed from Agfa Monotype Corporation. Agfa and the Agfa Rhombus, are (®) registered trademarks of Agfa-Gevaert AG, Agfa Balanced Screening is a (™) trademark of Agfa-Gevaert AG. CristalRaster is a (™) trademark of Agfa-Gevaert NV, Belgium. CristalRaster is a (®) registered trademark in the U.S.

Intellifont, Type Director, UFST and MicroType are (®) registered trademarks, and Universal Font Scaling Technology, UFSTi, ColorTune, Agfa Font Manager, Agfa Asian Compression for TrueType, Shannon, Candid. Taffy, Gold Sans MM, Gold Serif MM, CG Triumvirate are (™) trademarks of Agfa Monotype Corporation. EuroFont is a trademark of Agfa Monotype Corporation registered in the U.S. Compugraphic and CG are (®) registered trademarks of Agfa. CG Bodoni, CG Century Schoolbook, CG Goudy Old Style, CG Melliza, Microstyle, CG Omega and CG Palacio are products of Agfa Monotype Corporation.

CG Times, based on Times New Roman under license from The Monotype Corporation, is a product of Agfa Monotype Corporation. Agfa Monotype Corporation has approved the use of the prefix “Intl-” to be used with CG Times, Courier and Univers to denote additional characters required for the European market as shown in Exhibit A of this Addendum.

6

TrueType, Apple, Chancery, Chicago, Geneva, Monaco and New York are (™) trademarks of Apple Computer, Inc.

The Type 1 processor resident in UFST and UFSTi and is under licensed from Pipeline Associates, Inc. now wholly owned by Electronics For Imaging.

Clarendon is a trademark (™) and Helvetica, Optima, Palatino, Stempel Garamond, Times and Univers are (®) registered trademarks of Heidelberger Druckmaschinen AG.Letraset is a (®) registered trademark, and Aachen, Revue and University Roman are (™) trademarks of Esselte Corporation.

Futura is a (®) registered trademark of Fundicion Tipografica Neufville, S.A.

Marigold and Oxford are trademarks of Arthur Baker.

ITC Avant Garde Gothic, ITC Benguiat, ITC Bookman, ITC Century, ITC Cheltenham, ITC Clearface, ITC Galliard, ITC Korinna, ITC Lubalin Graph, ITC Mona Lisa, ITC Souvenir, ITC Tiepolo, ITC Zapf Chancery, and ITC Zapf Dingbats are (®) registered trademarks of International Typeface Corporation.

Albertus, Arial, GillSans, Joanna and Times New Roman are (®) registered trademarks and Monotype Baskerville is a trademark of The Monotype Corporation.

Antique Olive is a registered trademark of Monsieur Marcel OLIVE.

Eurostile is a trademark of Nebiolo.

Hoefler is a trademark of Jonathan Hoefler Type Foundry.

HGPGothicB, HGPMinchoL, HGGothicB and HGMinchoL are (®) registered trademarks of the Ricoh Company, LTD.

MingMT, MHei, Mkai, MSung and CFangSong are (®) registered trademarks of Monotype Typography Ltd.

The previous registered trademarks should be noted when the following Monotype Typography, Ltd. fonts are referenced: CFangSong GB-Light [MT_(6977)(4F53)_GB2312], MheiMedium, MkaiMedium [MT_(6977)(4F53)_GB2312], MsungLight, MSungS-Medium-U, MHeiS-Bold-U [MT_(9ED1)(4FS3)], MSungS-Light-U [MT_(5B8B)(4F53)], MHeiS-Medium-U, MingMT-Light (MT_(7D30)(660E)(9AD4)], MingMT-LightP [MT_(65B0)(7D30)(660E)(9AD4)], MHei-Medium, Mkai-Medium[MT_(6A19)(6977)(9AD4)], Msung-Light, MSungUGL-Light, MSungT-Light-U, MSungT-Medium-U, MHeiT-Medium-U and MHeiT-Bold-U.

7

HYSinMyeongJo-Medium, HYGoThic-Medium, HYRGoThic-Medium, HYGungSo-Bold, HYShortSamul-Medium and HYGraPhic-Medium are (®) registered trademarks of the HanYang Systems, Inc.

Wingdings is a (®) registered trademark of Microsoft Corporation. Windows is a (®) registered trademark of Microsoft Corporation.

PostScript and Frutiger are (™) trademarks of Adobe Systems, Inc.

Macintosh and TrueType are (®) registered trademarks of Apple Computer, Inc.

PCL, FontSmart, HP and LaserJet are (®) registered trademarks of Hewlett-Packard Company. All other product names are the property of the respective owners. Updated 03/09/01.”

7. Except as provided herein, all the terms and conditions of the Agreement as previously amended shall apply with equal force and effect to the Licensed Software licensed hereunder.

This Addendum is executed and will be effective as of June 22, 2001.

AGFA MONOTYPE CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Douglas J. Shaw	/s/ Glenn A. Hudson
Signature	Signature

Senior Vice President	VP & GM, PSSD
Title	Title

Douglas J. Shaw	Glenn A. Hudson
Print Name	Print Name

8

SCHEDULE 2

License and Royalty Fees

I.	License Fees

1.	Source Code Fee - Licensed Software

Lexmark agrees to pay AMT /*Confidential Treatment Requested*/ for the Licensed Software as follows:

Agfa Balanced Screening	/*Confidential Treatment Requested*/
Initial Screen Generation/Annual Screen Support	/*Confidential Treatment Requested*/
Addendum #10 Total	/*Confidential Treatment Requested*/

These fees will be applied to a Pre-Paid Royalty pool for the /*Confidential Treatment Requested*/ printer only. Additionally, this Royalty Pool will apply only to the Agfa Balanced Screening Software, not the font royalty. When the total shipment of /*Confidential Treatment Requested*/ exceeds /*Confidential Treatment Requested*/ units, the royalty of /*Confidential Treatment Requested*/ per unit will be reported and paid according to the existing agreement.

II.	Royalties

1.	Pre-Paid Royalty Fee

A non-refundable advance against Royalties totaling /*Confidential Treatment Requested*/ is due for the Licensed Software, which shall be used to offset Agfa Balanced Screening Software Royalties owed by Lexmark specifically for the /*Confidential Treatment Requested*/ Printer.

2.	Royalty Unit—Licensed Software

For each Royalty Unit, comprised of Agfa Balanced Screening Software resident within a Lexmark product, sublicensed to an End User, Lexmark Distributor, or Lexmark OEM there will be a /*Confidential Treatment Requested*/ per unit royalty.

Summary of License and Royalty Fees

The following lists the License Fees required under this Agreement:

Agfa Balanced Screening Software Source Code	/*Confidential Treatment Requested*/
Initial Screen Generation/Annual
Screen Support Fee	/*Confidential Treatment Requested*/
Addendum #10 Total	/*Confidential Treatment Requested*/

These fees will be applied to a royalty pool for the /*Confidential Treatment Requested*/ printer only. Additionally, this royalty pool will apply only to the Agfa Balanced Screening Software, not the font royalty. When the total shipment of /*Confidential Treatment Requested*/ printers exceeds /*Confidential Treatment Requested*/ units, the royalty of /*Confidential Treatment Requested*/ per unit will be reported and paid according to the existing agreement.

9

SCHEDULE 3

Licensed Software/Documentation

1. The Agfa Balanced Screening software

2. The Agfa Balanced Screening will be delivered in a format to support the /*Confidential Treatment Requested*/ Printer.

3. The documentation will include specifically: the screens and the software to convert continuous tone images into halftones.

10

Add 11 121802

ADDENDUM NO. 11

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont and Type Software Agreement, Agreement No. 1291-D93 as amended from time to time (“Agreement”) dated August 15, 1991, by and between Agfa Monotype Corporation (“Agfa” or “AMT”) and Lexmark International Inc. (“Lexmark”).

WHEREAS Agfa has developed certain technology described in Section 1 of the Agreement, and for the purposes of this Addendum is defined and referred to as the “Licensed Software”; and

WHEREAS Lexmark desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Lexmark Developers, Lexmark Distributors, Lexmark OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree that the Intellifont and Type Software Agreement dated August 15, 1991 shall be amended as follows:

1.	Definitions: following definitions are hereby added to Section 1 of the Agreement.

(av) Windows font block will be the fonts listed in Schedule 2, Exhibit A of this Addendum. (aw) Lite font block will be the fonts listed in Schedule 2, Exhibit B of this Addendum (ax) Full font block will be the fonts listed in Schedule 2, Exhibit C of this Addendum

(ay) The reference for Royalty groupings will be the Lexmark WEB Price. This will be established based on Lexmark’s suggested retail price for each royalty bearing product, as listed on the Lexmark Web site as of January 31st of each calendar year. The WEB Price for new Lexmark Products introduced after January 31st of each calendar year will be established as the first price listed on the Lexmark Web site for that product’s introduction for the remainder of that calendar year.

(az) Customer Multifunction or All-In-One products are products that provide scanning, copying and/or faxing capability along with the normal printer capabilities.

Other than as noted in “Pricing for existing devices” listed on Schedule 2, the Royalty Section will be replaced with the following pricing grid to establish the Royalty due for printers:

WEB Price	Windows	Lite	Full
Under $500	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
$500-$999	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
$1,000 - $1,499	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

1

WEB Price	Windows	Lite	Full
$1,500 and over	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
Color Printers	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

2.	Except as provided herein, all the terms and conditions of the Agreement as previously amended shall apply with equal force and effect to the Licensed Software licensed hereunder.

This Addendum is executed and will be effective as of January 1, 2002.

AGFA MONOTYPE CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Douglas J. Shaw	/s/ Glenn A. Hudson
Signature	Signature

Senior Vice President	VP & GM, PS & SD
Title	Title

Douglas J. Shaw	Glenn A. Hudson
Print Name	Print Name

2

SCHEDULE 2

II. Royalties

WEB Price	Windows	Lite	Full
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

Note: Customer Multifunction or All-In-One products will have the same royalty as the network printing product upon which it is based.

Pricing for existing Products

/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

3

/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/(Color and fonts per Addendum #10)
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/(Color and fonts per Addendum #10)
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/

4

Schedule 2, Exhibit A

Windows

Item #	Outline Name	Format
1	Arial	MicroType I, II
2	Arial Bold	MicroType I, II
3	Arial Bold Italic	MicroType I, II
4	Arial Italic	MicroType I, II
5	Times New Roman	MicroType I, II
6	Times New Roman Bold	MicroType I, II
7	Times New Roman Bold Italic	MicroType I, II
8	Times New Roman Italic	MicroType I, II
9	Courier	MicroType I, II
10	Courier Italic	MicroType I, II
11	Courier Bold	MicroType I, II
12	Courier Bold Italic	MicroType I, II

5

Schedule 2, Exhibit B

Lite

89 Fonts

Item #	Outline Name	Format
1	AlbertusMT	MicroType I, II
2	AlbertusMT-Italic	MicroType I, II
3	AlbertusMT-Light	MicroType I, II
4	AntiqueOlive-Bold	MicroType I, II
5	AntiqueOlive-Compact	MicroType I, II
6	AntiqueOlive-Italic	MicroType I, II
7	AntiqueOlive-Roman	MicroType I, II
8	Arial-BoldItalicMT	MicroType I, II
9	Arial-BoldMT	MicroType I, II
10	Arial-ItalicMT	MicroType I, II
11	ArialMT	MicroType I, II
12	AvantGarde-Book	MicroType I, II
13	AvantGarde-BookOblique	MicroType I, II
14	AvantGarde-Demi	MicroType I, II
15	AvantGarde-DemiOblique	MicroType I, II
16	Bookman-Demi	MicroType I, II
17	Bookman-DemiItalic	MicroType I, II
18	Bookman-Light	MicroType I, II
19	Bookman-LightItalic	MicroType I, II
20	Coronet-Regular	MicroType I, II
21	Courier	MicroType I, II
22	Courier-Bold	MicroType I, II
23	Courier-BoldOblique	MicroType I, II
24	Courier-Oblique	MicroType I, II
25	Garamond-Antiqua	MicroType I, II
26	Garamond-Halbfett	MicroType I, II
27	Garamond-Kursiv	MicroType I, II
28	Garamond-KursivHalbfett	MicroType I, II
29	Helvetica-Light	MicroType I, II
30	Helvetica-LightOblique	MicroType I, II
31	Helvetica-Black	MicroType I, II
32	Helvetica-BlackOblique	MicroType I, II
33	Helvetica	MicroType I, II
34	Helvetica-Oblique	MicroType I, II
35	Helvetica-Bold	MicroType I, II
36	Helvetica-BoldOblique	MicroType I, II
37	Helvetica-Narrow	MicroType I, II
38	Helvetica-NarrowOblique	MicroType I, II
39	Helvetica-Narrow-Bold	MicroType I, II

6

40	Helvetica-Narrow BoldOblique	MicroType I, II
41	Intl-CG-Times	MicroType I, II
42	Intl-CG-Times-Italic	MicroType I, II
43	Intl-CG-Times-Bold	MicroType I, II
44	Intl-CG-Times-BoldItalic	MicroType I, II
45	Intl-Univers-Medium	MicroType I, II
46	Intl-Univers-MediumItalic	MicroType I, II
47	Intl-Univers-Bold	MicroType I, II
48	Intl-Univers-BoldItalic	MicroType I, II
49	Intl-Courier	MicroType I, II
50	Intl-Courier-Bold	MicroType I, II
51	Intl-Courier-Oblique	MicroType I, II
52	Intl-Courier-BoldOblique	MicroType I, II
53	LetterGothic	MicroType I, II
54	LetterGothic-Bold	MicroType I, II
55	LetterGothic-BoldSlanted	MicroType I, II
56	LetterGothic-Slanted	MicroType I, II
57	Marigold	MicroType I, II
58	NewCenturySchlbk-Bold	MicroType I, II
59	NewCenturySchlbk-BoldItalic	MicroType I, II
60	NewCenturySchlbk-Italic	MicroType I, II
61	NewCenturySchlbk-Roman	MicroType I, II
62	Optima	MicroType I, II
63	Optima-Bold	MicroType I, II
64	Optima-BoldItalic	MicroType I, II
65	Optima-Italic	MicroType I, II
66	Palatino-Bold	MicroType I, II
67	Palatino-BoldItalic	MicroType I, II
68	Palatino-Italic	MicroType I, II
69	Palatino-Roman	MicroType I, II
70	Symbol	MicroType I, II
71	Times-Bold	MicroType I, II
72	Times-BoldItalic	MicroType I, II
73	Times-Italic	MicroType I, II
74	Times-Roman	MicroType I, II
75	TimesNewRomanPS-BoldItalicMT	MicroType I, II
76	TimesNewRomanPS-BoldMT	MicroType I, II
77	TimesNewRomanPS-ItalicMT	MicroType I, II
78	TimesNewRomanPSMT	MicroType I, II
79	Univers	MicroType I, II
80	Univers-Oblique	MicroType I, II
81	Univers-Bold	MicroType I, II
82	Univers-BoldOblique	MicroType I, II
83	Univers-Condensed	MicroType I, II
84	Univers-CondensedBold	MicroType I, II

7

85	Univers-CondensedBoldOblique	MicroType I, II
86	Univers-CondensedOblique	MicroType I, II
87	Wingdings-Regular	MicroType I, II
88	ZapfChancery-MediumItalic	MicroType I, II
89	ZapfDingbats	MicroType I, II

8

Schedule 2, Exhibit C

Full

156 Fonts for PS3

Item #	Outline Name	Format
1	AlbertusMT	MicroType I, II
2	AlbertusMT-Italic	MicroType I, II
3	AlbertusMT-Light	MicroType I, II
4	AntiqueOlive-Bold	MicroType I, II
5	AntiqueOlive-Compact	MicroType I, II
6	AntiqueOlive-Italic	MicroType I, II
7	AntiqueOlive-Roman	MicroType I, II
8	Apple-Chancery	MicroType I, II
9	Arial-BoldItalicMT	MicroType I, II
10	Arial-BoldMT	MicroType I, II
11	Arial-ItalicMT	MicroType I, II
12	ArialMT	MicroType I, II
13	AvantGarde-Book	MicroType I, II
14	AvantGarde-BookOblique	MicroType I, II
15	AvantGarde-Demi	MicroType I, II
16	AvantGarde-DemiOblique	MicroType I, II
17	Bodoni	MicroType I, II
18	Bodoni-Bold	MicroType I, II
19	Bodoni-BoldItalic	MicroType I, II
20	Bodoni-Italic	MicroType I, II
21	Bodoni-Poster	MicroType I, II
22	Bodoni-PosterCompressed	MicroType I, II
23	Bookman-Demi	MicroType I, II
24	Bookman-DemiItalic	MicroType I, II
25	Bookman-Light	MicroType I, II
26	Bookman-LightItalic	MicroType I, II
27	Candid	MicroType I, II
28	Chicago	MicroType I, II
29	Clarendon	MicroType I, II
30	Clarendon-Bold	MicroType I, II
31	Clarendon-Light	MicroType I, II
32	CooperBlack	MicroType I, II
33	CooperBlack-Italic	MicroType I, II
34	CooperBlack-ThirtyThreeBC	MicroType I, II
35	CooperBlack-ThirtyTwoBC	MicroType I, II
36	Coronet-Regular	MicroType I, II
37	Courier	MicroType I, II
38	Courier-Bold	MicroType I, II
39	Courier-BoldOblique	MicroType I, II

9

40	Courier-Oblique	MicroType I, II
41	Eurostile	MicroType I, II
42	Eurostile-Bold	MicroType I, II
43	Eurostile-BoldExtendedTwo	MicroType I, II
44	Eurostile-ExtendedTwo	MicroType I, II
45	Garamond-Antiqua	MicroType I, II
46	Garamond-Halbfett	MicroType I, II
47	Garamond-Kursiv	MicroType I, II
48	Garamond-KursivHalbfett	MicroType I, II
49	Geneva	MicroType I, II
50	GillSans	MicroType I, II
51	GillSans-Bold	MicroType I, II
52	GillSans-BoldCondensed	MicroType I, II
53	GillSans-BoldItalic	MicroType I, II
54	GillSans-Condensed	MicroType I, II
55	GillSans-ExtraBold	MicroType I, II
56	GillSans-Italic	MicroType I, II
57	GillSans-Light	MicroType I, II
58	GillSans-LightItalic	MicroType I, II
59	Goudy	MicroType I, II
60	Goudy-Bold	MicroType I, II
61	Goudy-BoldItalic	MicroType I, II
62	Goudy-ExtraBold	MicroType I, II
63	Goudy-Italic	MicroType I, II
64	Helvetica	MicroType I, II
65	Helvetica-Black	MicroType I, II
66	Helvetica-BlackOblique	MicroType I, II
67	Helvetica-Bold	MicroType I, II
68	Helvetica-BoldOblque	MicroType I, II
69	Helvetica-Condensed	MicroType I, II
70	Helvetica-Condensed-Bold	MicroType I, II
71	Helvetica-Condensed-BoldObl	MicroType I, II
72	Helvetica-Condensed-Oblique	MicroType I, II
73	Helvetica-Light	MicroType I, II
74	Helvetica-LightOblique	MicroType I, II
75	Helvetica-Narrow	MicroType I, II
76	Helvetica-Narrow-Bold	MicroType I, II
77	Helvetica-Narrow-BoldOblique	MicroType I, II
78	Helvetica-Narrow-Oblique	MicroType I, II
79	Helvetica-Oblique	MicroType I, II
80	Hoefler Text-Black	MicroType I, II
81	Hoefler Text-BlackItalic	MicroType I, II
82	Hoefler Text-Italic	MicroType I, II
83	Hoefler Text-Ornaments	MicroType I, II
84	Hoefler Text-Regular	MicroType I, II

10

85	Intl-CG-Times	MicroType I, II
86	Intl-CG-Times-Italic	MicroType I, II
87	Intl-CG-Times-Bold	MicroType I, II
88	Intl-CG-Times-BoldItalic	MicroType I, II
89	Intl-Courier	MicroType I, II
90	Intl-Courier-Bold	MicroType I, II
91	Intl-Courier-Oblique	MicroType I, II
92	Intl-Courier-BoldOblique	MicroType I, II
93	Intl-Univers-Medium	MicroType I, II
94	Intl-Univers-MediumItalic	MicroType I, II
95	Intl-Univers-Bold	MicroType I, II
96	Intl-Univers-BoldItalic	MicroType I, II
97	JoannaMT	MicroType I, II
98	JoannaMT-Bold	MicroType I, II
99	JoannaMT-BoldItalic	MicroType I, II
100	JoannaMT-Italic	MicroType I, II
101	LetterGothic	MicroType I, II
102	LetterGothic-Bold	MicroType I, II
103	LetterGothic-BoldSlanted	MicroType I, II
104	LetterGothic-Slanted	MicroType I, II
105	LubalinGraph-Book	MicroType I, II
106	LubalinGraph-BookOblique	MicroType I, II
107	LubalinGraph-Demi	MicroType I, II
108	LubalinGraph-DemiOblique	MicroType I, II
109	Marigold	MicroType I, II
110	MonaLisa-Recut	MicroType I, II
111	Monaco	MicroType I, II
112	NewCenturySchlbk-Bold	MicroType I, II
113	NewCenturySchlbk-BoldItalic	MicroType I, II
114	NewCenturySchlbk-Italic	MicroType I, II
115	NewCenturySchlbk-Roman	MicroType I, II
116	New York	MicroType I, II
117	Optima	MicroType I, II
118	Optima-Bold	MicroType I, II
119	Optima-BoldItalic	MicroType I, II
120	Optima-Italic	MicroType I, II
121	Oxford	MicroType I, II
122	Palatino-Bold	MicroType I, II
123	Palatino-BoldItalic	MicroType I, II
124	Palatino-Italic	MicroType I, II
125	Palatino-Roman	MicroType I, II
126	StempelGaramond-Bold	MicroType I, II
127	StempelGaramond-BoldItalic	MicroType I, II
128	StempelGaramond-Italic	MicroType I, II
129	StempelGaramond-Roman	MicroType I, II

11

130	Symbol	MicroType I, II
131	Taffy	MicroType I, II
132	Times-Bold	MicroType I, II
133	Times-BoldItalic	MicroType I, II
134	Times-Italic	MicroType I, II
135	Times-Roman	MicroType I, II
136	TimesNewRomanPS-BoldItalicMT	MicroType I, II
137	TimesNewRomanPS-BoldMT	MicroType I, II
138	TimesNewRomanPS-ItalicMT	MicroType I, II
139	TimesNewRomanPSMT	MicroType I, II
140	Univers	MicroType I, II
141	Univers-Bold	MicroType I, II
142	Univers-BoldExt	MicroType I, II
143	Univers-BoldExtObl	MicroType I, II
144	Univers-BoldOblique	MicroType I, II
145	Univers-Condensed	MicroType I, II
146	Univers-CondensedBold	MicroType I, II
147	Univers-CondensedBoldOblique	MicroType I, II
148	Univers-CondensedOblique	MicroType I, II
149	Univers-Extended	MicroType I, II
150	Univers-ExtendedObl	MicroType I, II
151	Univers-Light	MicroType I, II
152	Univers-LightOblique	MicroType I, II
153	Univers-Oblique	MicroType I, II
154	Wingdings-Regular	MicroType I, II
155	ZapfChancery-MediumItalic	MicroType I, II
156	ZapfDingbats	MicroType I, II

12

Add 12 071603

ADDENDUM NO. 12

To The Intellifont Software and Type Software Agreement

Agreement No. 1291 -D93

This is an Addendum to that certain Intellifont Software and Type Software Agreement, Agreement No. 1291-D93, as amended from time to time, (“Agreement”) dated August 15, 1991, by and between Agfa Monotype Corporation (“Agfa”) and Lexmark International Inc. (“Lexmark”).

WHEREAS Agfa has developed certain technology described in Section 1 of the Agreement, and for the purposes of this Addendum No. 12, such technology is defined and referred to as the “Licensed Software”; and

WHEREAS Lexmark desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Lexmark Developers, Lexmark Distributors, Lexmark OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree that the Agreement shall be amended as follows:

1.	Definitions: following definitions are hereby added to Section 1 of the Agreement.

(ba)	SAP Font Set - The SAP Font Set will be the fonts listed in Schedule 1 of this Addendum.

(bb)	Asian Resident Font Set -Me Asian Resident Font Set will be any combination of fonts from Schedule 2 of this Addendum.

(bc)	Font Block Subsetting - For the purpose of simplifying the manufacturing and quality assurance process, Lexmark may create a single common font load for all printers, including all licensed fonts. Fonts which are not part of the royalty bearing font load for each printer model will be disabled, creating a font block subset for each printer model. Lexmark will use all commercially reasonable efforts to provide protection for the Licensed Software.

(bd)	Fonts on the WEB - Lexmark may provide the same driver/fonts solution on its WEB site as it provides on the printer CD with a printer. These fonts may only be distributed along with the associated driver for a specific printer. Lexmark will provide an approved EULA with these fonts. Lexmark will use all commercially reasonable efforts to provide protection for the Licensed Software.

(be)	Common Code Load - For the purpose of simplifying the manufacturing and quality assurance process, Lexmark may create a single Common Code Load for all printers, including UFST. If

1

UFST is not part of a royalty bearing option for a printer model, UFST will be disabled for that printer model. Lexmark will use all commercially reasonable efforts to provide protection for the Licensed Software.

2.	Schedule 2, Royalties. The following are hereby added at the end of the Royalties section of Schedule 2 of the Agreement:

(as)	SAP Font Set - The Royalty due for each CD or diskette containing the SAP Font Set is /*Confidential Treatment Requested*/.

(at)	Asian Resident Font Set - The Royalty due for resident Typefaces of the Asian Resident Font Set will be /*Confidential Treatment Requested*/ for each Typeface selected. As an example, 1 Simplified Chinese Typeface, I Traditional Chinese Typeface and I Japanese Typeface would require a Royalty due of /*Confidential Treatment Requested*/ per unit.

(au)	/*Confidential Treatment Requested*/ - The Royalty due for the /*Confidential Treatment Requested*/, which will have the Lite Font Block as described in Section 1 of Addendum 11, will be /*Confidential Treatment Requested*/ per unit. This special pricing consideration is provided only for the /*Confidential Treatment Requested*/.

(av)	/*Confidential Treatment Requested*/ — The Royalty due for the /*Confidential Treatment Requested*/, which will have the Lite Font Block as described in Section 1 of Addendum 11, will be /*Confidential Treatment Requested*/ per unit. This special pricing consideration is provided only for the /*Confidential Treatment Requested*/.

3.	Except as provided herein, all the terms and conditions of the Agreement, as previously amended, shall apply with equal force and effect to the Licensed Software licensed hereunder.

2

4.	This Addendum is executed and will be effective as of January 1, 2003.

AGFA MONOTYPE CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Douglas J. Shaw	/s/ G. Hudson
Signature	Signature

Senior Vice President	VP & GM
Title	Title

Douglas J. Shaw	G. Hudson
Print Name	Print Name

3

Schedule 1

SAP Font list for CD

All fonts support Unicode 3.0 standard

4 World Type fonts include:

Andale Mono WT J (Japanese version)

Andale Mono WT K (Korean version)

Andale Mono WT S (Simplified Chinese version)

Andale Mono WT T (Traditional Chinese version)

4

Schedule 2

Chinese Fonts

Simplified

Font Name/Unicode Value	Encoding/Format
MKai-Medium MT_(6977)(4F53)_GB2312	GB cmap ACT format
CFangSongGB-Light MT_(4EFF)(5B8B)_GB2312	GB cmap ACT format
MHei-Bold MT_(9ED1)(4F53)	GBK cmap ACT format
MSung-Light MT_(5B8B)(4F53)	GBK cmap Unicode ACT format
Traditional
FontName/Unicode Value	Encoding/Format
MingMT-Light MT_(7D30_)(660E)(9AD4)	BIG5 cmap ACT format
MingMT-LightP MT_(65B0)(7D30)(660E)(9AD4)	BIG5 cmap ACT format
MKai-Medium MT_(6A19)(6977)(9AD4)	BIG5 cmap ACT format

Japanese

HG-MinchoLight HG_(660E)(671D)	Shift-JIS cmap Unicode TrueType format
HG-GothicBold HG_(30B4)(30B7)(30C3)(3OAF)	Shift-JIS cmap Unicode TrueType format

5

Add 13 052605r2

ADDENDUM NO. 13

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont Software and Type Software Agreement, Agreement No. 12914M, as amended from time to time; (“Agreement) dated August 15, 1991, by and between Monotype Imaging Corporation (“MTI”), formally known as Agfa Monotype Corporation (“Agfa”) and Lexmark International Inc. (“Lexmark”).

WHEREAS MTI has developed certain technology described in Section 1 of the Agreement, and for the purposes of this Addendum No. 13, such technology is defined and referred to as the “Licensed Software”; and

WHEREAS Lexmark desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Lexmark Developers, Lexmark Distributors, Lexmark OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree that the Agreement shall be amended as follows:

1.	Definitions: following definitions are hereby added to Section 1 of the Agreement.

(bf)	XHTML Font Set - The XHTML Font Set will be the fonts listed in Exhibit l of this Addendum. These fonts will be available primarily for labeling pictures produced by the follow-ons to the /*Confidential Treatment Requested*/. These printers can also receive and print simple text messages from cell phones on to the photo. There is no PC connection and no other text printing functions.

2.	Changes and additions to Schedule 2.

2.1.	Replace Unit Royalty Pricing for UFST with the 12 Pont Load (Windows), as described in Schedule 2, Exhibit A of Addendum #11; UFST with the 89 Font Load (Lite), as described in Schedule 2, Exhibit B of Addendum #11; and UFST with the 156 Font Load (Full), as described in Schedule 2, Exhibit C of Addendum #11, using the following Royalty Pricing structure:

1

12 Font Load	89 Font Load	156 Font Load
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/	/*Confidential Treatment Requested*/
All Products	All Products	All Products

An example of how to use tine above pricing structure is as follows:

For Product A with a WEB Price of /*Confidential Treatment Requested*/ with the 89 Font Load the Unit Royalty would be calculated by multiplying /*Confidential Treatment Requested*/ times /*Confidential Treatment Requested*/ which is /*Confidential Treatment Requested*/. Since /*Confidential Treatment Requested*/ is greater than the minimum Unit Royalty of /*Confidential Treatment Requested*/ and less than the maximum Unit Royalty of /*Confidential Treatment Requested*/, the Unit Royalty will be /*Confidential Treatment Requested*/ for Product A. For Product B with a WEB Price of /*Confidential Treatment Requested*/ with the 89 Font Load, the Unit Royalty would be /*Confidential Treatment Requested*/, because /*Confidential Treatment Requested*/ times /*Confidential Treatment Requested*/ is /*Confidential Treatment Requested*/ which is greater than the maximum Unit Royalty of /*Confidential Treatment Requested*/ for the 89 Font Load. Similarly, the Unit Royalty would be /*Confidential Treatment Requested*/ for Product C with a WEB Price /*Confidential Treatment Requested*/ with the 89 Font Load because /*Confidential Treatment Requested*/ multiplied by /*Confidential Treatment Requested*/ is /*Confidential Treatment Requested*/, which is less than the minimum Unit Royalty of /*Confidential Treatment Requested*/ for the 89 Font Load.

The only exception to this pricing will be three (3) specific products with 12 fonts. They are defined as the /*Confidential Treatment Requested*/, currently listed at /*Confidential Treatment Requested*/, and two (2) unannounced acquisition AIO that are follow-ons to the /*Confidential Treatment Requested*/ projected to be priced at /*Confidential Treatment Requested*/ and /*Confidential Treatment Requested*/. These three products will have a Unit Royalty of /*Confidential Treatment Requested*/ each. This special pricing will not be extended to follow on products.

“List Price” is the price published on Lexmark’s WEB vita. For products that at not sold on Lexmark’s WEB site, Lexmark will provide equivalent List Prices for the purpose of determining the appropriate Royalty. The List Price for all products shipped from January 1, 2005 to December 31, 2005 has been established from the Lexmark WEB site List Price provided by Lexmark as of January 31, 2005. There will be no additional adjustments in List Prices for 2005 shipments. This pricing is effect as of January 1, 2005 for all Lexmark products.

2

Effective January 1, 2006, List Price will be determined by the Lexmark WEB site published price for each printer as listed on the last day of the first month of each calendar quarter. By example, January 31, 2006 will be the date that the WEB List Price is established for all products shipped from January 1, 2006 until March 31, 2006. April 30,2006 will be the date List Price is determined for all products shipped in Q2, 2006 and so on.

For new Lexmark products introduced mid-quarter, List Price will be established as the price published on Lexmark’s WEB site at introduction, or for those products not sold on Lexmark’s WEB site it will be the equivalent List Price, provided by Lexmark, at introduction.

List Pricing for Multifunction Products (MM) and All-In-One Products (AIOs) will be based on the network version of the printing engine used in each MFP or AIO.

2.2	Add XHTML pricing as follows:

“XHTML Font Set — The Royalty due for each of the follow-ons to the /*Confidential Treatment Requested*/ which includes the 13 Latin fonts and I Japanese Stroke font listed in Exhibit 1 will be /*Confidential Treatment Requested*/.”

2.3.	Add pricing for the 16x16 bitmapped operator panel font:

“The development charges for the 16 x 16 bitmapped operator panel font which includes 25,171 of the CESI approved character designs shall be /*Confidential Treatment Requested*/. There shall be no Unit Royalty for usage.

Both parties agree to meet in October, 2005 to negotiate the appropriate Royalty structure for 2006.

Lexmark agrees to meet with M11 in December, 2006 to discuss potential modifications to the new Schedule 2.

3

MTI agrees to allow Lexmark the right to use bitmaps provided for display panel use as a utility printer font. The bitmap will be algorithmically changed to the DPI needed to print with no work required by Monotype Imaging. This is intended to be used only for utility printing.

Except as provided herein, all the terms and conditions of the Agreement, as previously amended, shall apply with equal force and effect to the Licensed Software licensed hereunder.

This Addendum is executed and will be effective as of May 30, 2005.

MONOTYPE IMAGING CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Douglas J. Shaw	/s/ Greg W. Wild
Signature	Signature

Senior Vice President	Mgr. V.S. Operating Resources
Title	Title

Douglas J. Shaw	Greg W. Wild
Print Name	Print Name

4

XHTML Fonts

1.	Arial

2.	Arial Italic

3.	Arial Bold

4.	Arial Bold Italic

5.	Times New Roman

6.	Times New Roman Italic

7.	Times New Roman Bold

8.	Times New Roman Bold Italic

9.	Courier New

10.	Courier New Italic

11.	Courier New Bold

12.	Courier New Bold Italic

13.	ITC Zapf Chancery Medium Italic

Monotype Sans Japanese Stroke Font

5

ADDENDUM NO. 14

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont Software and Type Software Agreement, Agreement No. 1291-D93, as amended from time to time; (“Agreement”) dated August 15, 1991, by and between Monotype Imaging Corporation (“MTI”), formally known as Agfa Monotype Corporation (“Agfa”) and Lexmark International Inc. (“Lexmark”).

WHEREAS MTI has developed certain technology described in Section 1 of the Agreement, and for the purposes of this Addendum No. 14, such technology is defined and referred to as the “Licensed Software”; and

WHEREAS Lexmark desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Lexmark Developers, Lexmark Distributors, Lexmark OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree that the Agreement shall be amended as follows:

1. Schedule 2, Development Fess/Type Software. Shall be modified to add the following at the end of Section 17 of Schedule 2:

“(xii) Customer shall pay MTI the sum of /*Confidential Treatment Requested*/ after the execution of Addendum #14 for the development of the Chinese (and Western, Korean, and Japanese) bitmap (font) using Monotype Sans Stroke font as the source:

1.	21,354 total characters

2.	BDF format at a width of 36 and height of 24 with 3 pixel stems

3.	Up to 2,750 hand tuned characters including Hebrew and Arabic

The development charge for this 36 X 24 bitmapped operator panel font is /*Confidential Treatment Requested*/.

Except as provided herein, all the terms and conditions of the Agreement, as previously amended, shall apply with equal force and effect to the Licensed Software licensed hereunder.

1

This Addendum is executed and will be effective as of November 21, 2005

MONOTYPE IMAGING CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Douglas J. Shaw	/s/ Gregory W. Wild
Signature	Signature

Senior Vice President	Mgr. V.S. Operating Resources
Title	Title

Douglas J. Shaw	Gregory W. Wild
Print Name	Print Name

2

Add15012706r9

ADDENDUM NO. 15

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont Software and Type Software Agreement, Agreement No. 1291-D93, as amended from time to time; (“Agreement”) dated August 15, 1991, by and between Monotype Imaging Corporation (“MTI”), formally known as Agfa Monotype Corporation (“Agfa”) and Lexmark International Inc. (“Lexmark”).

WHEREAS MTI has developed certain technology described in Section 1 of the Agreement, and for the purposes of this Addendum No. 15, such technology is defined and referred to as the “Licensed Software”; and

WHEREAS Lexmark desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Lexmark Developers, Lexmark Distributors, Lexmark OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree that the Agreement shall be amended as follows:

1. Changes and additions to Schedule 2.

2.1 Replace Unit Royalty Pricing for UFST and PCL and PostScript ROM resident fonts with the following:

“Effective January 1, 2006 all Lexmark Laser printer-based products will ship UFST and PCL and PostScript Font Loads as described in Addendum #11, Schedule 2, Exhibit A, B and C: Ultra Lite, Lite and Full. Matching screen fonts may also be provided with the products or in appropriate web page packages. In all cases an appropriate End User License Agreement will be required. /*Confidential Treatment Requested*/

/*Confidential Treatment Requested*/

2.2 Lexmark agrees that the unit pricing from Addendum # 13 remains in place for all of 2005 shipments.

2.3 Lexmark agrees to continue to report quarterly as in the past to track products and font loads.

2.4 Lexmark agrees to ship only MTI fonts to support PCL and PostScript in all Laser printer - based products. Additional non-MTI fonts that are not equivalent to the fonts described in Addendum #11, Schedule 2, Exhibit A, B and C may be at Lexmark’s discretion shipped in Laser printer-based products.

2.5 In Laser printer-based products in support of PCL and PostScript, Lexmark will ship the following font loads.

1

2.5.1 For Products equal to or less than /*Confidential Treatment Requested*/ the Lite Font load (89) described in Addendum #11, Schedule 2, Exhibit B will be shipped.

2.5.2 For Products more than /*Confidential Treatment Requested*/ the Lite Font load (89) or the Full Font load (156) described in Addendum #11, Schedule 2, Exhibit B or C will be shipped.

2.5.3 Exceptions to the pricing described above:

A) Products currently shipping or planned can ship the current or planned font load as described in Addendum #11, Schedule 2, Exhibit A, B or C.

B) Future Laser printer-based products with a WEB value under /*Confidential Treatment Requested*/ Lexmark may ship the Ultra Lite Font load (12) only where marketing determines product differentiation is required to support PCL emulation.

C) Subsequent price actions taken for any Lexmark Laser printer-based product after the initial introduction will not require Lexmark to alter the font load.

D) If Lexmark should OEM a Laser printer-based product for resale that contains NonM11 fonts, Lexmark is not required to ship MTI PCL and PostScript fonts with this specific printer.

2.6 MTI will provide UFST 5.0 and the current font loads described in Addendum #11, Schedule 2, Exhibit A, B and C. Support for UFST will continue as part of this Addendum and will include our standard maintenance updates, but does not include Enhancements as defined in the Agreement in Section 1(m).

2.6 All pricing for additional technology beyond UFST 5.0 and the PCL and PostScript ROM resident Fonts will remain as defined in the existing Agreement and subsequent Addendums #1 through #14.

Except as provided herein, all the terms and conditions of the Agreement, as previously amended, shall apply with equal force and effect to the Licensed Software licensed hereunder.

This Addendum is executed and will be effective as of January 1, 2006.

2

MONOTYPE IMAGING CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Douglas J. Shaw	/s/ Gregory W. Wild
Signature	Signature

Senior Vice President	Mgr. V.S. Operating Resources
Title	Title

Douglas J. Shaw	Gregory W. Wild
Print Name	Print Name

3

Monotype Imaging Inc.

500 Unicorn Park Drive

Woburn, MA 01801

Phone: 781-970-6000

Fax: 781-970-6001

www.monotypeimaging.com

LEXMARK INTERNATIONAL, INC.

740 NEW CIRCLE ROAD

LEXINGTON, KY 4051 1

MR. WALT SPEED

MARCH 31, 2005

NOTIFICATION OF ASSIGNMENT OF AGREEMENT

AGFA MONOTYPE CORPORATION (“AGFA”) HAS ONE OR MORE AGREEMENTS WITH LEXMARK INTERNATIONAL, INC. (THE “COMPANY”), WHICH ARE CURRENTLY IN FULL FORCE AND EFFECT (COLLECTIVELY THE “AGREEMENT”). THIS LETTER HEREBY SERVES AS NOTIFICATION THAT AGFA WILL TRANSFER AND ASSIGN TO MONOTYPE IMAGING INC. (“MONOTYPE”), AND MONOTYPE WILL ACCEPT THE TRANSFER AND ASSIGNMENT OF THE AGREEMENT, THEREBY ACCEPTING AND ASSUMING ALL RIGHTS, LIABILITIES, DUTIES AND OBLIGATIONS OF AGFA UNDER THE AGREEMENT.

MONOTYPE IS A DELAWARE CORPORATION. THE MAJORITY SHAREHOLDERS OF MONOTYPE ARE PRIVATE FINANCIAL INSTITUTIONS AND THE MINORITY SHAREHOLDERS ARE EMPLOYEES OF MONOTYPE. THERE WILL BE NO CHANGE IN THE PERSONNEL ASSIGNED TO THE PERFORMANCE OF THE AGREEMENT BY AGFA AS A RESULT OF THE TRANSFER AND ASSIGNMENT OF THE AGREEMENT TO MONOTYPE.

ALL RIGHTS, LIABILITIES AND OBLIGATIONS CURRENTLY EXISTING BETWEEN AGFA AND THE COMPANY UNDER THE AGREEMENT WILL BE THE IDENTICAL RIGHTS, LIABILITIES AND OBLIGATIONS EXISTING BETWEEN MONOTYPE AND THE COMPANY AFTER THE TRANSFER AND ASSIGNMENT.

ALL FUTURE CORRESPONDENCE REGARDING THE AGREEMENT SHOULD BE DIRECTED TO DON MACDONALD AT 781-970-6140 OR DON.MACDONALD@MONOTYPEIMAGING.COM. PLEASE CONTACT ME WITH ANY QUESTIONS OR CONCERNS YOU MAY HAVE.

BEST REGARDS,

/s/ Dave McCarthy
DAVE McCARTHY
VICE PRESIDENT AND GENERAL MANAGER
PRINTER IMAGING

ADDENDUM NO. 16

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont Software and Type Software Agreement, Agreement No. 1291-D93, as amended from time to time; (“Agreement”) dated August 15, 1991, by and between Monotype Imaging Corporation (“MTI”), formally known as Agfa Monotype Corporation (“Agfa”) and Lexmark International Inc. (“Lexmark”).

WHEREAS MTI has developed certain technology described in Section 1 of the Agreement, and for the purposes of this Addendum No. 16, such technology is defined and referred to as the “Licensed Software”; and

WHEREAS Lexmark desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Lexmark Developers, Lexmark Distributors, Lexmark OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree that the Agreement shall be amended as follows:

1.	Definitions: following definitions are hereby added to Section 1 of the Agreement.

(bg)	Korean Font Set - The Korean Font Set will include the five (5) fonts listed in Exhibit 1 of this Addendum. Each Royalty unit will consist of UFST with the Asian module and font data from the five (5) fonts listed in Exhibit 1 of this Addendum. These fonts will be ROM resident in Lexmark printers in TrueType format. The TrueType font data provides a screen font solution under this Addendum.

2.	Additions to Schedule 2:

2.8	The Royalty due for the ROM resident Korean fonts listed in Exhibit 1 of this Addendum will be /*Confidential Treatment Requested*/. By way of example, the five (5) Korean fonts listed, ROM resident in a Lexmark printer, would have a /*Confidential Treatment Requested*/ Royalty due.

Upon Lexmark’s acceptance of the font data for the five (5) fonts described in Exhibit 1 of this Addendum and Lexmark’s receipt of an invoice from MTI, Lexmark shall pay a License Fee of /*Confidential Treatment Requested*/ which is /*Confidential Treatment Requested*/ per font and a font data development fee of /*Confidential Treatment Requested*/ for all five (5) fonts which is a total payment of /*Confidential Treatment Requested*/ to be paid according to the usual payment terms.

1

Except as provided herein, all the terms and conditions of the Agreement, as previously amended, shall apply with equal force and effect to the Licensed Software licensed hereunder.

This Addendum is executed and will be effective as of August 31, 2006.

MONOTYPE IMAGING CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Douglas J. Shaw	/s/ Gregory W. Wild
Signature	Signature

Senior Vice President	Mg. U.S. Operating Resources
Title	Title

Douglas J. Shaw	Gregory W. Wild
Print Name	Print Name

2

Summary of Fees

License Fee of /*Confidential Treatment Requested*/ per typeface (five typefaces)	/*Confidential Treatment Requested*/
Development Fee for five typefaces	/*Confidential Treatment Requested*/
Total License and Development Fees	/*Confidential Treatment Requested*/

Exhibit 1

Korean Fonts (Hanrang source for font data)

1. HeadLine	(aka: HYHeadLine-Medium)

2. NewGraphic	(aka: HYSinGraphic-Medium)

3. SunMyungio	(aka: HYSooN-MyeongJo)

4. Philgi	(aka: HYPiIIGi-Light)

5. Yeopseo	(aka: HYPost-Medium)

3

Addl7rl

ADDENDUM NO. 17

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont Software and Type Software Agreement, Agreement No. 1291-D93, as amended from time to time; (“Agreement”) dated August 15, 1991, by and between Monotype Imaging Corporation (“MM), formally known as Agfa Monotype Corporation (“Agfa”) and Lexmark International Inc. (“Lexmark”).

WHEREAS MTI has developed certain technology described in Section I of the Agreement, and for the purposes of this Addendum No. 17, such technology is defined and referred to as the “Licensed Software”; and

WHEREAS Lexmark desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Lexmark Developers, Lexmark Distributors, Lexmark OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree that the Agreement shall be amended as follows:

1.	Definitions: following definitions are hereby added to Section 1 of the Agreement.

(bh) XHTML Font Set for inclusion in selected Lexmark printers. – The XHTML Font Set will be the fonts listed in Exhibit 1 of this Addendum. This font set will be included in select XHTML-enabled Lexmark branded or Lexmark-OEM printers which are designed and produced by or for Lexmark’s Consumer Products Division. In these select printers, the font set will only be available to end users when these customers purchase a third party Bluetooth connection device to enable XHTML printing. The end users will not have any access to the font set files. They will only be able to view the font after it has been rendered and printed. This will protect MTI’s intellectual property.

2.	Addition to Schedule 2:

2.9 Add XHTML pricing as follows:

“XHTML Font Set — The royalty due for each of the select printers defined in section 1 (bh), which includes UFST, MicroType, TrueType, and the Asian Module with the 13 Latin fonts and NewSans MT Stroke font listed in Exhibit 1, will be /*Confidential Treatment Requested*/. This royalty was calculated at a percentage of the total value of the XHTML Font Set assuming a limited usage. The actual number of users that will use thus font set by purchasing a third party Bluetooth connection device is estimated at /*Confidential Treatment Requested*/ of these select printers sold into the Asian market and /*Confidential Treatment Requested*/ of these select - printers sold outside the Asian

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market. This royalty agreement is to be valid for all selected products that are announce before January 1, 2008 and will remain at the set royalty price throughout the products’ life cycles. Both companies agree to review our assumptions and to negotiate in good faith to concur on the estimated percentage of connectivity prior to the release of products that announce after January 1, 2008.”

Except as provided herein, all the terms and conditions of the Agreement, as previously amended, shall apply with equal force and effect to the Licensed Software licensed hereunder.

This Addendum is executed and will be effective as of November 30, 2006.

MONOTYPE IMAGING CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Douglas J. Shaw	/s/ Alan Tippett
Signature	Signature

President & CEO	Commodity Manager
Title:	Title:

Douglas J. Shaw	Alan Tippett
Print Name	Print Name

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Summary of Fees

Access Fee: /*Confidential Treatment Requested*/	Monotype Sans - CK Arabic and Hebrew (See Exhibit I below), due upon execution of this Addendum.

Royalty:	/*Confidential Treatment Requested*/ per unit, payable within 60 days of the end of each quarter or within 60 days of the date sales volumes are confirmed for these select XHTML-enabled products, whichever is later.

Exhibit 1

XHTML Fonts

1.	Arial

2.	Arial Italic

3.	Arial Bold

4.	Arial Bold Italic

5.	Times New Roman

6.	Times New Roman Italic

7.	Times New Roman Bold

8.	Times New Roman Bold Italic

9.	Courier New

10.	Courier New Italic

11.	Courier New Bold

12.	Courier New Bold Italic

13.	ITC Zapf Chancery Medium Italic

14.	NewSansMT Stroke Font supporting Latin, Chinese, Japanese and Korean: for code pages 936 GBK, 950 BigS, 932 Jis0208 and 949 KSC5601.

15.	MT UniK Stroke Font supporting Arabic and Hebrew

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